EXHIBIT 10.61

A.A.P.L. FORM 610 - 1989

MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT

DATED

October 31	,	2011	,
Year

OPERATOR	CONDOR ENERGY TECHNOLOGY LLC

CONTRACT AREA	See Exhibit “A”

COUNTY OF	WELD	, STATE OF	COLORADO

COPYRIGHT 1989 – ALL RIGHTS RESERVED AMERICAN ASSOCIATION OF PETROLEUM LANDMEN, 4100 FOSSIL CREEK BLVD. FORT WORTH, TEXAS, 76137, APPROVED FORM.

A.A.P.L. NO. 610 – 1989

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

i

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

TABLE OF CONTENTS

VII.	EXPENDITURES AND LIABILITY OF PARTIES	12
	A. LIABILITY OF PARTIES:	12
	B. LIENS AND SECURITY INTERESTS:	13
	C. ADVANCES:	13
	D. DEFAULTS AND REMEDIES:	14
	1. Suspension of Rights	14
	2. Suit for Damages	14
	3. Deemed Non-Consent	14
	4. Advance Payment	14
	5. Costs and Attorneys’ Fees	14
	E. RENTALS, SHUT-IN WELL PAYMENTS AND MINIMUM ROYALTIES:	14
	F. TAXES:	15
VIII.	ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST	15
	A. SURRENDER OF LEASES:	15
	B. RENEWAL OR EXTENSION OF LEASES:	15
	C. ACREAGE OR CASH CONTRIBUTIONS:	16
	D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:	16
	E. WAIVER OF RIGHTS TO PARTITION:	16
	~~F. PREFERENTIAL RIGHT TO PURCHASE~~	16
IX.	INTERNAL REVENUE CODE ELECTION	16
X.	CLAIMS AND LAWSUITS	17
XI.	FORCE MAJEURE	17
XII.	NOTICES	17
XIII.	TERM OF AGREEMENT	17
XIV.	COMPLIANCE WITH LAWS AND REGULATIONS	18
	A. LAWS, REGULATIONS AND ORDERS:	18
	B. GOVERNING LAW:	18
	C. REGULATORY AGENCIES:	18
XV.	MISCELLANEOUS	18
	A. EXECUTION:	18
	B. SUCCESSORS AND ASSIGNS:	18
	C. COUNTERPARTS:	18
	D. SEVERABILITY	18
XVI.	OTHER PROVISIONS	18

ii

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between CONDOR ENERGY TECHNOLOGY LLC, hereinafter designated and referred to as “Operator,” and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WITNESSETH:

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A,” and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

ARTICLE I.
DEFINITIONS

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

A. The term “AFE” shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder. An AFE shall be prepared for any well drilled pursuant to Article VI of this agreement or for any operation defined as a “Required Well” or “Required Operation” in Article XVI.E herein.

B. The term “Completion” or “Complete” shall mean a single operation intended to complete a well as a ~~producer of~~ well capable of producing Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation and production testing conducted in such operation.

C. The term “Contract Area” shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement. Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit “A.”

D. The term “Deepen” shall mean a single operation whereby a well is drilled to an additional distance into the deepest producing zone or objective Zone below the deepest Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the lesser.

E. The terms “Drilling Party” and “Consenting Party” shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

F. The term “Drilling Unit” shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority. If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

G. The term “Drillsite” shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be Located and in the case of a horizontal or multi-lateral well shall be the Oil and Gas Lease or Leases or Interests through which a Lateral wellbore is or will be drilled.

H. The term “Initial Well” shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.

I. The term “Non-Consent Well” shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

J. The terms “Non-Drilling Party” and “Non-Consenting Party” shall mean a party who elects not to participate in a proposed operation.

K. The term “Oil and Gas” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

L. The term “Oil and Gas Interests” or “Interests” shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.

M. The terms “Oil and Gas Lease,” “Lease” and “Leasehold” shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

N. The term “Plug Back” shall mean a single operation whereby a deeper Zone or portion of a Zone is abandoned in order to attempt a Completion in a shallower Zone. In the case of horizontal wellbores, the term “Plug Back” shall also mean an operation whereby the producing interval of such well is reduced from its current total measured length.

O. The term “Recompletion” or “Recomplete” shall mean an operation whereby a Completion in one Zone or portion of a Zone is abandoned in order to attempt a Completion in a different Zone or portion of a Zone within the existing wellbore.

P. The term “Rework” shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore. Such operations include, but are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

Q. The term “Sidetrack” shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties.

R. The term “Zone” shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas. In the case of horizontal wells, “Zone” includes the interval in the well to be perforated.

S. The term “drilling rig” shall include, but not be limited to drilling, workover and/or coiled tubing rigs.

T. Casing Point” is defined herein as occurring at that point in time when the Initial Well has been drilled to Objective Depth, logged and, if deemed necessary cored, formation tested and further evaluated to the mutual satisfaction of the Parties, so that a decision can be made whether to set production casing or to plug and abandon the Initial Well as dry hole or to perform any other operation requiring the consent of the Parties pursuant to the Operating Agreement.

See Article XVI for additional definitions. Unless the context otherwise clearly indicates, words used in the singular include the plural, the word “person” includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ARTICLE II.
EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

X	A. Exhibit “A,” shall include the following information:

(1) Description of lands subject to this agreement,

(2) Restrictions, if any, as to depths, formations, or substances,

(3) Parties to agreement with addresses and telephone numbers for notice purposes,

(4) Percentages or fractional interests of parties to this agreement,

(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,

(6) Burdens on production.

X	B. Exhibit “B,” Well Reporting Requirements

X	C. Exhibit “C,” Accounting Procedure.

X	D. Exhibit “D,” Insurance.

X	E. Exhibit “E,” Gas Balancing Agreement.

X	F. Model Form Recording Supplement To Operating Agreement and Financing Statement

X	H. Other: Exhibit “A-1” Plat with AMI outline

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

If any provision of any exhibit, except Exhibits “E” and “F,”  ~~and "G",~~ is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

ARTICLE III.
INTERESTS OF PARTIES

A.   Oil and Gas Interests:

~~If any party  owns an Oil and Gas Interest in the Contract Area,  that Interest  shall  be  treated  for  all purposes of this agreement  and  during  the  term hereof  as  if  it  were  covered  by  the  form of  Oil  and  Gas Lease  attached  hereto  as  Exhibit “B, “ and the owner thereof shall be deemed to own both royalty interest in such lease and the interest of the lessee thereunder.~~

B. Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit “A.” In the same manner, the parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, Operator, on behalf of each party, shall pay or deliver, or cause to be paid or delivered, all burdens ~~on its share~~ of the production from the Contract Area up to, but not in excess of, twenty percent (20%) of 8/8ths inclusive, except for those four (4) leases described in Exhibit “A” hereto with a royalty burden greater than twenty percent (20%), which shall have a limit of twenty-five percent (25%) of 8/8ths inclusive, and shall indemnify, defend and hold the other parties free from any liability therefor. Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden. However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, Operator, on behalf of each party, shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s) which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

No party shall ever be responsible, ~~on a price basis higher than the price received by such party,~~ to any other party’s lessor or royalty owner for the other party’s royalty burden, and if such other party’s lessor or royalty owner should demand and receive settlement ~~on a higher price basis,~~ for such royalty burden, the party contributing the affected Lease shall bear ~~the additional~~a royalty burden attributable to any such ~~higher price~~ settlement.

Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties’ undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

C. Subsequently Created Interests:

If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, reversionary working interest assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a “Subsequently Created Interest.” Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, reversionary working interest,  or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit “A,” such burden also shall be deemed a Subsequently Created Interest. ~~to the extent such burden causes the burdens on such party's Lease or Interest to exceed the amount stipulated in Article III.B. above.~~

The party whose interest is burdened with the Subsequently Created Interest (the “Burdened Party”) shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor. Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party. If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

ARTICLE IV.
TITLE

A. Title Examination:

Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and, if any ~~a majority interest~~ of the Drilling Parties so request or Operator so elects, title examination shall be made on the entire Drilling Unit, or maximum anticipated Drilling Unit, of the well. The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases. Each party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or by outside attorneys. Copies of all title opinions shall be furnished to each Drilling Party prior to or at the time of sending the AFE, and shall include the title opinion and all curative work completed. Costs incurred by Operator in procuring abstracts, fees paid outside attorneys and/or landmen for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions and title curative work) and other direct charges as provided in Exhibit “C” shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit “A.” Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

~~Each party~~ Operator shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests contributed by ~~such~~ each party. Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder. This shall not prevent any party from appearing on its own behalf at such hearings.Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit “C.”

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by all of the Drilling Parties in such well.

B. Loss or Failure of Title:

~~1. Failure of Title: Should any Oil and Gas Interest or Oil and Gas Lease be lost through failure of title, which results in a reduction  of interest  from  that  shown on  Exhibit "A," the  party  credited   with  contributing the  affected  Lease  or  Interest (including,  if  applicable,  a successor in  interest  to such  party)  shall have  ninety  (90)  days from final determination of  title failure  to acquire a new lease or  other  instrument  curing  the  entirety of  the  title  failure, which acquisition will not be subject to Article VIII.B., and failing to do so, this agreement,  nevertheless,  shall  continue  in  force  as  to  all  remaining Oil  and Gas Leases and Interests; and,~~

~~(a)  The  party credited  with  contributing  the Oil and Gas Lease or Interest affected by the title failure  (including, if applicable,  a  successor  in  interest  to  such  party) shall bear alone the entire loss and it shall not be entitled to recover from Operator or  the  other parties any  development  or  operating costs  which it  may have  previously paid  or  incurred, but  there shall be no additional liability on its part to the other parties hereto by reason of such title failure;~~

~~(b) There  shall  be no  retroactive  adjustment of  expenses  incurred  or  revenues  received from  the operation of the Lease  or Interest which  has  failed,  but the  interests of  the  parties contained  on  Exhibit  "A" shall be revised on an acreage basis,  as  of  the  time  it  is  determined  finally  that  title failure  has  occurred, so  that the interest of the party whose Lease or Interest  is  affected by the title failure will thereafter be reduced in the Contract Area by the amount of the Lease or Interest failed;~~

~~(c) If  the  proportionate  interest  of the  other  parties  hereto in any  producing well  previously drilled on the Contract Area is increased by reason of the title  failure, the party who bore  the costs  incurred in connection  with such well  attributable to the Lease or Interest  which  has  failed shall  receive the proceeds attributable to the increase in such interest (less costs and burdens  attributable  thereto) until  it has  been  reimbursed  for  unrecovered  costs  paid  by  it  in  connection  with  such  well attributable to such failed Lease or Interest;~~

~~(d) Should  any  person not  a  party to  this  agreement,  who  is  determined to be the owner of any Lease or Interest which has failed, pay in any manner any part of  the cost of  operation, development,  or equipment, such amount shall be paid to the party or parties who bore the costs which are so refunded;~~

~~(e) Any liability  to account to a  person not a party to this agreement for prior production of  Oil and Gas which arises by reason  of  title  failure shall  be  borne  severally by each party  (including a predecessor to a  current  party )  who  received production for  which  such  accounting is  required based  on  the  amount  of  such production received, and each such party shall severally indemnify, defend and hold harmless all other parties hereto for any such liability to account;~~

~~(f) No  charge  shall  be  made  to  the joint  account  for legal  expenses, fees or salaries in connection with the defense of the Lease or Interest claimed to have failed, but if the party contributing such Lease or  Interest hereto elects to defend its title it shall bear all expenses in connection therewith; and~~

~~(g) If any  party is  given credit  on Exhibit "A"  to a  Lease or  Interest which  is  limited  solely to ownership of an interest  in  the  wellbore  of  any  well or  wells  and  the  production  therefrom, such  party's  absence of interest in the remainder of the Contract Area shall be considered a Failure of  Title as  to such remaining Contract  Area unless that absence of interest is reflected on Exhibit "A."~~

~~2. Loss by Non-Payment or Erroneous Payment of Amount Due: If, through mistake or oversight, any rental, shut-in well payment, minimum  royalty or  royalty  payment,  or other  payment  necessary  to  maintain  all  or  a  portion  of  an Oil and Gas Lease  or  interest  is  not  paid or is erroneously paid, and as a result  a  Lease  or  Interest  terminates,  there  shall  be no monetary liability  against  the party  who  failed  to make  such  payment. Unless  the party  who  failed to  make  the  required  payment secures a new  Lease  or  Interest covering  the  same interest  within  ninety (90) days  from  the discovery of  the failure to make proper payment,  which  acquisition  will not be subject  to Article  VIII.B.,  the  interests of  the  parties reflected on Exhibit "A" shall be  revised  on  an  acreage  basis,  effective as  of  the  date  of  termination  of  the  Lease or Interest involved, and the party who failed  to  make proper payment will no longer  be credited with an I nterest in the  Contract Area on account of  ownership of  the  Lease  or Interest which has  terminated. If the  party who  failed to make the required payment shall not have been fully reimbursed,  at the  time  of  the  loss,  from  the  proceeds of the sale of Oil and Gas attributable  to the lost  Lease or Interest, calculated on  an acreage basis, for the  development and  operating costs previously paid on account  of such Lease  or  Interest, it shall be reimbursed  for  unrecovered actual  costs  previously  paid  by  it  (but not for its share  of  the  cost of any dry hole previously  drilled or  wells  previously  abandoned)  from  so  much of the following as is necessary to effect reimbursement:~~

~~(a) Proceeds  of  Oil  and Gas  produced  prior  to  termination  of the  Lease or Interest, less operating expenses and lease burdens chargeable hereunder to  the person who failed to make payment,  previously  accrued to the credit of  the lost Lease or Interest, on an acreage basis, up to the amount of unrecovered costs;~~

~~(b) Proceeds of Oil and  Gas, less operating expenses and  lease  burdens chargeable  hereunder to the person who failed to  make  payment, up to the amount of unrecovered costs attributable to  that portion of  Oil and  Gas  thereafter  produced and marketed (excluding  production  from any wells  thereafter drilled)  which, in the absence  of  such  Lease or Interest termination, would  be attributable to the lost Lease or Interest on  an  acreage  basis  and  which  as  a  result  of  such  Lease  or  Interest termination is credited to other parties, the proceeds of said  portion of the Oil and Gas  to be  contributed by the other  parties in proportion to their respective interests reflected on Exhibit "A"; and,~~

~~(c) Any  monies, up  to  the amount of  unrecovered costs,  that  may be  paid by any party who is, or becomes, the owner of the Lease or Interest lost, for the privilege of participating in the Contract Area or becoming a party to this agreement.~~

3. Other Losses: All losses of Leases or Interests committed to this agreement, ~~other than those set forth in Articles IV.B.1 and IV.B.2 above~~ shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit “A.” This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended. There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

~~4. Curing Title: In the event of a  Failure of  Title under Article IV.B.1. or a loss of title under Article IV. B. 2. above, any Lease or  Interest  acquired  by  any  party hereto (other than the party whose interest has failed or was lost) during the ninety (90)  day period  provided  by Article IV.B.1. and  Article IV.B.2.  above  covering  all  or a  portion of the interest that has failed or  was lost  shall be offered at cost to  the  party  whose interest  has failed or  was lost, and  the provisions of  Article VIII.B. shall not apply to such acquisition.~~

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ARTICLE V.
OPERATOR

A. Designation and Responsibilities of Operator:

CONDOR ENERGY TECHNOLOGY LLC shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement. In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement. Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party. Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

B. Resignation or Removal of Operator and Selection of Successor:

1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of Operator and any affiliate thereof; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours of its receipt of the notice. For purposes hereof, “good cause” shall mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o’clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator’s working interest to any single subsidiary, parent (as long as such subsidiary or parent remains a subsidiary or parent, as applicable, of Operator) or successor ~~corporation~~
shall not be the basis for removal of Operator.

2. Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the affirmative vote of ~~two (2) or more~~the party or parties owning a majority interest based on ownership as shown on Exhibit “A”; provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself or any affiliate thereof, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of the Operator that was removed or resigned and any affiliate thereof. The former Operator shall promptly deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator. Any cost of obtaining or copying the former Operator’s records and data shall be charged to the joint account.

3. Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve and control operations until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor. During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A.” In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit “A.”

C. Employees and Contractors:

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D. Rights and Duties of Operator:

1. Competitive Rates and Use of Affiliates: All wells drilled and workover operations conducted on the Contract Area shall be drilled and conducted on a competitive contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in the drilling and Completion of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature. All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit “C.” Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

3. Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

4. Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided. Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each Non-Operator or its duly authorized representative, at the Non-Operator’s sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator’s books and records relating thereto. Such access rights shall not be exercised in a manner interfering with Operator’s conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account. Operator will furnish to each Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information. Any audit of Operator’s records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit “C.”

6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder. Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

7. Drilling and Testing Operations: The following provisions shall apply to each well drilled, Completed, Reworked, Recompleted, Sidetracked or Plugged Back hereunder, including but not limited to the Initial Well:

(a) Operator will promptly advise ~~Non Operators~~ Consenting Parties of the date on which the well is spudded, or the date on which drilling operations are commenced.

(b) Operator will send to ~~Non Operators~~ Consenting Parties such reports, test results and notices regarding the progress of operations on the well as the Consenting Parties shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

(c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement. Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit “C.” Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit “D” attached hereto and made a part hereof. Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

In the event automobile liability insurance is specified in said Exhibit “D,” or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator’s automotive equipment.
ARTICLE VI.
DRILLING AND DEVELOPMENT

A. Initial Well:

On or before the _____ day of _________, Operator shall commence drilling of the Initial Well at the following location:

TO BE DETERMINED

The drilling of the Initial Well and the participation therein by all parties is obligatory, subject to Article VI.C.1. as to participation in Completion operations and Article VI.F. as to termination of operations and Article XI as to occurrence of force majeure.

B. Subsequent Operations:

1. Proposed Operations: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well, or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objective Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation. The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone telecopy, express mail or facsimile and the response period shall be limited to ~~forty eight (48)~~twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays. Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the ~~forty eight (48)~~twenty-four (24) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, that, except in cases where a drilling rig is on location, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation, reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance with Article VI.B.5. in the event of a Sidetracking operation.

2. Operations by Less Than All Parties:

(a) Determination of Participation. If any party to whom such notice is delivered as provided in Article VI.B.1. or VI.C.1. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the ~~forty eight (48)~~ twenty-four (24) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, provided, however, that Operator shall not be required to do so provided, however, that upon completion of such proposed or (ii) designate one of the Consenting Parties as Operator to perform such work operation, Operator shall resume responsibilities for all subsequent operations. The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party. Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party, within ~~forty-eight (48)~~twenty-four (24) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party’s interest as shown on Exhibit “A” or (ii) carry only its proportionate part (determined by dividing such party’s interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties’ interests, or (iii) carry its proportionate part (determined as provided in (ii)) of Non-Consenting Parties’ interests together with all or a portion of its proportionate part of any Non-Consenting Parties’ interests that any Consenting Party did not elect to take. Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal. Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a drilling rig is on location, notice may be given by telephone, telecopy, express mail or facsimile and the time permitted for such a response shall not exceed a total of ~~forty-eight (48)~~ twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays). The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period. If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph. Consenting Parties and Operator shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties. If any well drilled, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, Reworking, Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-Consenting Party’s interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking, Deepening, Recompleting or Plugging Back, or a Completion pursuant to Article VI.C.1. Option No. 2, all of such Non-Consenting Party’s interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate. Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes, royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

(i) ~~200~~ 100% of each such Non-Consenting Party’s share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party’s share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party’s relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party’s share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the proposed well or operation from the beginning of the operations; and

(ii) ~~500~~ 300% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening, Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C., and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non-Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a). If any such Non-Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party’s interest.

(c) Reworking, Recompleting or Plugging Back. An election not to participate in the drilling, Sidetracking or Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount. Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount. Any such Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties ~~500~~ 300% of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein. If such a Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.

(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party’s share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem, production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party’s share of production not excepted by Article III.C.

In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back, Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing, Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings. Each ~~month~~ quarter thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well’s working interest production during the preceding month. In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-Consenting Party.

If and when the Consenting Parties recover from a Non-Consenting Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the day following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking, Deepening, Recompleting or Plugging Back of said well. Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit “C” attached hereto.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party’s notice proposing a Reworking, Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening  operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all Consenting Parties.

In the event that notice for a Sidetracking or deepening operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all the electing parties.

4. Deepening: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article VI.B.2. shall relate only and be limited to the lesser of (i) the total depth (or, in the case of a horizontal wellbore, length) actually drilled or (ii) the objective depth (or, in the case of a horizontal wellbore, length) or Zone of which the parties were given notice under Article VI.B.1. (“Initial Objective”). Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well ~~to a depth below~~ beyond the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non-Consenting Parties). Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2. If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting ~~party~~ Party elects to participate in the Deepening operation, such Non-Consenting Party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non-Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party’s share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well. The Non-Consenting Parties’ proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit “C.” If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non-Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening.

The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.

5. Sidetracking: * (see line 74 below) Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

(b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party’s proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above. Such party’s proportionate share of the cost of the well’s salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit “C.”

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

6. Order of Preference of Operations. *(This paragraph shall not be applicable to operations in the lateral portion of a horizontal or multi-lateral well. Drilling operations which are intended to recover penetration of the target interval which are conducted in a horizontal or multi-lateral well shall be considered as included in the original proposed operations.)

7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone ~~Or~~ or such well has been approved as an exception to the then existing spacing pattern for such zone by the appropriate regulatory agency.

8. Paying Wells. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C. Completion of Wells; Reworking and Plugging Back:

1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling, Deepening or Sidetracking shall include:

☑
Option No. 1: For all horizontal wells with respect to which Non-Operator does not elect Option 2 below, horizontal or multi-lateral well, ~~All~~ necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the including necessary tankage and/or surface facilities.

☑
Option No. 2: For all vertical wells with respect to which Non-Operator elects Option 2 contemporaneously with Non-Operators, making its initial election to participate in a proposed drilling operation, ~~All~~ necessary expenditures for the drilling, Deepening or Sidetracking and testing of all vertical Wells ~~well~~. When such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to participate in a Completion attempt whether or not Operator recommends attempting to Complete the well or to perform another operation described in Article XVI.L hereto, together with Operator’s AFE for ~~Completion costs~~ the cost of the operation if not previously provided. The parties receiving such notice shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of notice to Operator to participate in a recommended Completion attempt or to make an alternate Completion proposal with an accompanying AFE. Operator shall deliver any such Completion proposal, or any Completion proposal conflicting with Operator’s proposal, to the other parties entitled to participate in such Completion in accordance with the procedures specified in Article VI.B.6. Election to participate in a Completion attempt shall include consent to all necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface facilities but excluding any stimulation operation not contained on the Completion AFE. Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the Completion attempt; provided, that Article VI.B.6. shall control in the case of conflicting Completion proposals. If one or more, but less than all of the parties, elect to attempt a Completion, the provision of Article VI.B.2. hereof (the phrase “Reworking, Sidetracking, Deepening, Recompleting or Plugging Back” as contained in Article VI.B.2. shall be deemed to include “Completing”) shall apply to the operations thereafter conducted by less than all parties; provided, however, that Article VI.B.2. shall apply separately to each separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party in subsequent Completion or Recompletion attempts regardless whether the Consenting Parties as to earlier Completions or Recompletion have recouped their costs pursuant to Article VI.B.2.; provided further, that any recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in which the Completion attempt is made. Election by a previous Non-Consenting party to participate in a subsequent Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt, insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a Completion attempt~~, for purposes hereof "zone" is defined as the interval in the well to be perforated~~.

2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked, Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.

D. Other Operations:

Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Thirty Thousand Dollars ($ 30,000.00) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties. If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof for any single project costing in excess of Twenty Thousand Dollars ($ 20,000.00) Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively be those Articles). Operator shall deliver such proposal to all parties entitled to participate therein. If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 51% of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

E. Abandonment of Wells:

1. Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled, Sidetracked or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of all parties. Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling, Sidetracking or Deepening such well. Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well. The non-abandoning party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface (insofar as those costs were not increased by the subsequent operations of the non-abandoning party), for which the abandoning parties shall remain proportionately liable.
2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties who then have an interest in such well. If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto. Failure of a party to reply within sixty (60) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal. If, within sixty (60) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties. Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession of such well and plug and abandon the well.

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well’s salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost. Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production. If the interest of the abandoning party is or includes an Oil and Gas Interest, such party shall execute and deliver to the non-abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form attached as Exhibit “B.” The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located. The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees. There shall be no readjustment of interests in the remaining portions of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article. Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well. Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well (insofar as those costs were not increased by the subsequent operations of the non-abandoning party) as provided in Article VI.B.2.(b).02

F. Termination of Operations:

Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing ~~80~~ 51% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

G. Taking Production in Kind:

☑	Option No. 1: Gas Balancing Agreement Attached

Each party shall have the right to take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses, and shall pay or deliver all royalties and overriding royalties burdening its proportionate share of production and indemnify the other parties hereto as to any claim related thereto.

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil and/or gas produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil and/or gas or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil and/or gas not previously delivered to a purchaser.Any purchase or sale by Operator of any other party’s share of Oil and/or gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market. The sale or delivery by Operator of a non-taking party’s share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

In the event one or more parties’ separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party’s respective proportion-ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit “E” or is a separate agreement. Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

~~☐~~	~~Option No. 2: No Gas Balancing Agreement:~~

~~Each party shall take in kind or  separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of  production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditures incurred in  the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party.  Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator's surface facilities which it uses.~~

~~Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.~~

~~If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil and / or Gas produced from  the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil and/or Gas or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered to a purchaser; provided, however, that the effective date of any such revocation may be deferred at Operator's election for a  period not to exceed ninety (90) days if Operator has committed such production to a purchase contract having a term extending beyond such ten (10) -day period. Any purchase or sale by Operator of any other party's share of Oil and/or Gas shall  be only for such  reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.~~

~~Any such sale by Operator shall be in a manner commercially reasonable under the circumstances, but Operator shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation fee  equal to that received  under any existing market or  transportation arrangement.  The sale or delivery by Operator of a non-taking party's share of production under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase of Oil and Gas and no sale of Gas shall be made by Operator without first giving the non-taking party ten days written notice of such intended purchase or sale and the price to be paid or the pricing basis to be used. Operator shall give notice to all parties of the first sale of Gas from any well under this Agreement.~~

~~All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding  price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.~~

ARTICLE VII.
EXPENDITURES AND LIABILITY OF PARTIES

A. Liability of Parties:

The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals. In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm’s-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

B. Liens and Security Interests:

Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder. Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder. Any party may file this agreement, the recording supplement executed herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a  financing statement with the proper officer under the Uniform Commercial Code.

Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest as provided in “Exhibit C,” has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.

If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder. Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C. Advances:

Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of anitemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoicefor the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month. Each party shall pay to Operator its proportionate share of such estimate within thirty (30) ~~fifteen (15)~~ days after such estimate and invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit “C” until paid. Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

D. Defaults and Remedies:

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable. For purposes of this Article VII.D., all notices and elections shall be delivered only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator. Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator and any affiliate thereof, to appoint a new Operator effective immediately. The rights of a defaultingparty that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit “C” attached hereto. Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

3. Deemed Non-Consent: The non-defaulting party may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit “C,” provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party’s anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default. Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made. If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in the Article VII.D. or any other default remedy provided elsewhere in this agreement, at law or in equity. Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

5. Costs and Attorneys’ Fees: In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of  collection, and a reasonable attorney’s fee, which the lien provided for herein shall also secure.

E. Rentals, Shut-in Well Payments and Minimum Royalties:

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper evidence of all such payments. In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

F. Taxes:

Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator. If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party’s working interest. Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit “C.”

If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit “C.”

Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party’s share of Oil and Gas produced under the terms of this agreement.

ARTICLE VIII.
ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A. Surrender of Leases:

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto. Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice. If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. ~~If  the  interest  of the assigning  party is  or  includes an Oil and Gas Interest, the  assigning  party  shall  execute  and  deliver to the  party or parties not consenting  to such surrender an oil and gas lease covering such Oil and  Gas Interest for  a term of  one (1) year and  so  long thereafter as  Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit “B.”~~ Upon such assignment, ~~or lease,~~ the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned ~~or leased~~ and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned ~~or leased~~ premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor the reasonable salvage value of the latter’s interest in any well’s salvable materials and equipment attributable to the assigned or leased acreage. The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface. ~~If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit.~~ If the assignment is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties. If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

Any assignment, ~~lease~~ or surrender made under this provision shall not reduce or change the assignor’s, lessor’s or surrendering party’s interest as it was immediately before the assignment, ~~lease~~ or surrender in the balance of the Contract Area; and the acreage assigned, ~~lease~~ or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement ~~in the form of~~ identical to this agreement modified only to reflect the ownership interests of the acquiring party.

B. Renewal or Extension of Leases:

If any party secures a renewal or replacement of an Oil and Gas Lease subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease. The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the parties in the Contract Area. Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party with a special warranty of title that such interest is conveyed free and clear of all liens and encumbrances arising by, through or under Seller, but not otherwise.

If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease. The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit “A,” but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate OperatingAgreement ~~in the form of~~ identical to this agreement modified only to reflect the ownership of interests of the acquiring party.

If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by  the expiring Lease or cover only a portion of its area or an interest therein. Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective or nominated for sale within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for or nominated for sale more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

The provisions in this Article shall also be applicable to extensions of all or part of Oil and Gas Leases.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

C. Acreage or Cash Contributions:

While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation so that each drilling party receives its pro rata share of such contribution. If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside Contract Area. If any party contracts for any consideration relating to disposition of such party’s share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D. Assignment; Maintenance of Uniform Interest:

For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells, equipment and production unless such disposition covers either:

1. the entire interest of the party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or

2. an equal undivided percent of the party’s present interest in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production in the Contract Area.

Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party’s share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party’s interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the saleproceeds thereof.

E. Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

~~F.  Preferential Right to Purchase:~~

     ~~(Optional; Check if applicable.)~~

  ~~Should any party desire to sell all or any part of its interests under this agreement, or its rights and interests in the Contract Area, it shall promptly give written notice to the other parties, with full information concerning its proposed disposition, which shall include the name and address of the prospective transferee (who must be ready, willing and able to purchase), the purchase price, a legal description s ufficient to identify the property, and all other terms of the offer. The other parties shall then have an optional prior right, for a period of ten (10) days after the notice is delivered, to purchase for the stated consideration on the same terms and conditions the interest which the other party proposes to sell; and, if this optional right is exercised, the purchasing parties shall share the purchased interest in the proportions that the interest of each bears to the total interest of all purchasing parties.  However, there shall be no preferential right to purchase in those cases where any party wishes to mortgage its interests, or to transfer title to its interests to its mortgagee in lieu of or pursuant to foreclosure of a mortgage of its interests, or to dispose of its interests by merger, reorganization, consolidation, or by sale of all or substantially all of its Oil and Gas assets to any party, or by transfer of its interests to a subsidiary or parent company or to a subsidiary of a parent company, or to any company in which such party owns a majority of the stock.~~

ARTICLE IX.
INTERNAL REVENUE CODE ELECTION

If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit “G” or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter “K,” Chapter 1, Subtitle “A,” of the Internal Revenue Code of 1986, as amended (“Code”), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulation §1.761. Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter “K,” Chapter 1, Subtitle “A,” of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ARTICLE X.
CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Twenty Thousand Dollars ($ 20,000.00) and if the payment is in complete settlement of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling settling, or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

ARTICLE XI.
FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The term “force majeure,” as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, acts of terrorism war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action (including changes in laws, regulations, policies or, in each case, the enforcement thereof), governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

ARTICLE XII.
NOTICES

All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit “A.” All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice. The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received. “Receipt” for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery during business hours of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party. The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or 48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties. If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

ARTICLE XIII.
TERM OF AGREEMENT

~~This~~ Unless terminated by mutual consent of the parties hereto, this agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

☑
Option No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

~~☐    Option No. 2:  In the event the well described in Article VI.A., or any subsequent well drilled under any provision of this agreement, results in the Completion of a well as a well capable of production of Oil and/or Gas in paying quantities, this agreement shall continue in force so long as any such well is capable of production, and for an additional period of days thereafter; provided, however, if, prior to the expiration of such additional period, one or more of the parties hereto are engaged in drilling, Reworking, Deepening, Sidetracking, Plugging Back, testing or attempting to Complete or Re-complete a well or wells hereunder, this agreement shall continue in force until such operations have been completed and if production results therefrom, this agreement shall continue in force as provided herein. In the event the well described in Article VI.A., or any subsequent well drilled hereunder, results in a dry hole, and no other well is capable of producing Oil and/or Gas from the Contract Area, this agreement shall terminate unless drilling, Deepening, Sidetracking, Completing, Re-completing, Plugging Back or Reworking operations are commenced within days from the date of abandonment of said well. "Abandonment" for such purposes shall mean either (i) a decision by all parties not to conduct any further operations on the well or (ii) the elapse of 180 days from the conduct of any operations on the well, whichever first occurs.~~

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon request of Operator, if Operator has satisfied all its financial obligations.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ARTICLE XIV.
COMPLIANCE WITH LAWS AND REGULATIONS

A. Laws, Regulations and Orders:

This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B. Governing Law:

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state of Texas ~~in which the Contract Area is located~~. If the Contract Area is in two or more states, the law of the state of ~~Texas~~ Colorado shall govern.

C. Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator’s interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator’s share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

ARTICLE XV.
MISCELLANEOUS

A. Execution:

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations. In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination. In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest. In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit “A” as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B. Successors and Assigns:

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C. Counterparts:

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D. Severability:

For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

ARTICLE XVI.
OTHER PROVISIONS

A. Proposed Operations; Supplemental AFE.

Notwithstanding anything to the contrary herein above set forth, the term “Proposed Operations” shall expressly include reworking and sidetracking. If Operator reasonably believes that the actual costs for any operations pursuant to Article VI.A, Article VI.B, or Article VI.C of this Operating Agreement will exceed one-hundred twenty percent (120%) of the costs estimated for such operations in the applicable AFE, Operator will deliver notice promptly to the other parties participating in such operations a supplemental AFE with a good faith estimate of the costs to continue such operations. Each party receiving such supplemental AFE shall have forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) from delivery to elect to participate in the continuation of such operations. Failure by a party to respond within such time-period shall be deemed conclusively to be an election not to participate in the continuation of such operations.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

If, after such elections, the Consenting Parties owning more than fifty percent (50%) of the interest elect to continue such operations, then the operation will continue as proposed and each party having the right to participate in the operation shall be bound by the terms of the supplemental AFE and shall be obligated to pay its proportionate share of the costs of such operations as if it had consented to such operations pursuant to the terms of the supplemental AFE. If, after such elections, the Consenting Parties owning fifty percent (50%) or less of the interest elect to continue such operations, then one or more of the parties electing to continue such operations may purchase the Non-Consenting Party’s interest in the well by paying all costs allocable to the interest of the Non-Consenting Party in the well and then continue such operations. If none of the Consenting Parties elect to purchase the Non-Consenting Party’s interest in the well, then the Operator shall propose to plug and abandon the well in accordance with the provisions of Article VI.E.

Notwithstanding anything to the contrary, each party shall remain liable for its proportionate share of all cost and expense arising in connection with or related to a blowout, wild well or other emergency that causes costs to exceed the approved AFE until Operator has regained control of the well or otherwise resolved such emergency.

B. Notice of Drilling Operations. It is specifically provided that no notice shall be given hereunder which proposes the drilling of more than three (3) wells. Further, the provisions of Article VI.B., insofar as same pertains to notification by a party of its desire to drill a well, shall be suspended: (1) for so long as a prior well proposal for up to three (3) wells has been given which is still in force and effect and the period of time to participate in such proposal, or if fully subscribed, the period of time during which the wells regarding the same may be commenced has not expired; (2) for so long as three (3) wells are presently drilling hereunder; or (3) except with regard to operations by Operator or Operator’s designee, as authorized herein, for the Initial Well, until the earlier of twelve (12) months from the date hereof or completion or abandonment of the Initial Well. If Operator or Operator’s designee, as authorized herein, does not commence drilling operations for the Initial Well within twelve (12) months of the date hereof, any party hereto may give written notice to propose to drill the Initial Well hereunder and any operation conducted pursuant to such notice shall be deemed the Initial Well. This paragraph shall not apply under those circumstances where a well to which notice is directed is a well which is required under the terms of an Oil and Gas Lease or farmout or a portion thereof, or “Required Operations” as set out below in Article XVI.E.

C. Separately Measured Production. If a diversity of the interest in production from an Oil and Gas Lease subject to this Operating Agreement occurs as a result of operations by less than all parties pursuant to any provision of this Operating Agreement, it is agreed that the oil and other liquid hydrocarbons produced from the well or wells completed by the consenting party or parties shall be separately measured by standard metering equipment to be properly tested periodically for accuracy, and the setting of a separate tank battery will not be required unless the purchaser of the production or governmental regulatory body having jurisdiction will not approve metering for separately measuring the production.

D. [Omitted Intentionally]

E. Required Operations. Notwithstanding the provisions of Article VI of this Operating Agreement, if any “proposed operation” is necessary to earn or to maintain in full force and effect an Oil and Gas Lease or Oil and Gas Interest or both, then as to any such Oil and Gas Lease or Oil and Gas Interest, the provisions of Article VI.B.2 shall not apply to any party that elects not to participate in such operations. The party electing not to participate in such operation (“Non-Consenting Party”) shall relinquish and assign to each party that elects to participate in such operation (“Consenting Party”), in the proportions that each Consenting Party’s interest bears to the total interest of all Consenting Parties, all of such Non-Consenting Party’s interest covered by the Oil and Gas Leases or Oil and Gas Interests which are so maintained and/or the Oil and Gas Leases or Oil and Gas Interests earned by such operations including any oil as gas lease or oil and gas interest included within a pooled unit. Thereafter, a separate operating agreement covering such lands, including the terms and conditions hereof, modified insofar as the same pertains to the lands and depths covered by such Oil and Gas Leases or Oil and Gas Interests to (i) reflect the ownership of the Consenting Parties and their respective interests, (ii) reflect that the Contract Area shall mean the lands covered by the Oil and Gas Leases and/or Oil and Gas Interests that are maintained and/or earned by such operations and (iii) the area comprising the Area of Mutual Interest shall be deemed the lands covered by the Oil and Gas Leases and/or Oil and Gas Interests that are maintained and/or earned by such operations. The interest in such relinquished Oil and Gas Leases or Oil and Gas Interest shall be assigned by the non-participating party to the participating parties without warranty of title except as to claims by, through or under assignor, but not otherwise, and shall be free of any subsequent burdens as is provided for in Article III.C hereof. All other leases or interest in which the non-participating party owns an interest which are pooled with the relinquished interest to form a spacing or drilling unit under the regulations of the governmental authority having jurisdiction may be subject to Article VI.B.2 herein. Nothing herein shall be construed to require the reduction of such non-participating party’s interest in any previously existing producing wells or units. A “proposed operation” shall be deemed necessary to maintain an Oil and Gas Lease or Oil and Gas Interest in full force and effect if the Oil and Gas Lease or Oil and Gas Interest earned, as applicable to the affected portion thereof, is not being otherwise maintained and if the operation is proposed within six (6) months or less before the expiration or termination of the Oil and Gas Lease or Oil and Gas Interest.

F. Area of Mutual Interest.

It is agreed that the lands outlined in Exhibit “A-1” attached hereto shall constitute an Area of Mutual Interest, hereinafter sometimes referred to as the “AMI”, among the parties hereto, which shall remain in force and effect for a term of five (5) years from the effective date of this Operating Agreement, unless terminated at an earlier date by mutual consent of all parties.

In the event any of the parties hereto, hereinafter sometimes referred to as the “Acquiring Party,” acquires, either directly or indirectly after the effective date of this Operating Agreement, a leasehold interest, mineral interest, royalty interest, overriding royalty interest, or the contractual right to earn any such leasehold, mineral, royalty or overriding royalty interest, with regard to lands within the AMI, said Acquiring Party shall give written notice of the acquisition to the other party or parties hereto within thirty (30) days after the acquisition of said interests or rights. Said notice shall include copies of all instruments of conveyance, paid drafts or checks, itemized invoices of the actual costs incurred, and other available data concerning said acquisition. The non-acquiring party or parties shall have the option to participate in said acquisition, to the extent of its working interest.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

Said option may only be exercised within thirty (30) days after the actual receipt of the written notice of acquisition, or within seventy-two (72) hours following receipt of said notice, inclusive of Saturday, Sunday and legal holidays, if the interest being acquired is within one (1) mile of a well being drilled, whichever is applicable. In the event a non-acquiring party elects to exercise its option to participate in said acquisition, said non-acquiring party shall give written notice thereof to the Acquiring Party within the period of time specified hereinabove. Each non-acquiring party exercising its option to participate in said acquisition shall bear and assume its proportionate share of the costs allocated to that part of the acquisition which covers lands within the AMI, together with all obligations, covenants, conditions, requirements and terms associated with said acquisition, based upon the respective percentages of participation set forth hereinabove, including the overriding royalty interest (the “Evolution ORI”) in favor of Evolution Oil & Gas, LLC (“Evolution”), as provided in that certain Exploration Agreement, dated effective September 1, 2007, by and between Esenjay Oil & Gas, Ltd. (“Esenjay”) and Evolution, as amended by First Amendment to Exploration Agreement DJ Basin 3D Seismic Program, dated effective September 19, 2009, and Second Amendment to Exploration Agreement DJ Basin 3D Seismic Program, dated effective April 12, 2011, proportionately reduced to the extent that said acquisition covers less than the entire leasehold estate created by said acquisition, and to the extent that said acquisition covers less than the entire oil and gas mineral estate in and under the land covered by said acquisition. The Evolution ORI entitles Evolution to one-half (1/2) of the difference, if positive, between twenty percent (20%) and the royalty burden in any lease acquired within such AMI. The failure of any non-acquiring party to give written notice of its election to participate within one of the applicable period of time specified herein, shall be deemed to be an election not to participate in said acquisition. In the event fewer than all parties hereto elect to participate in any acquisition, each participating party’s proportionate share of the acquisition shall be based on the ratio in which the interest of said participating party, as set forth hereinabove, relates to the interest of all parties participating in said acquisition. All acquisition costs, obligations, conditions, covenants, requirements and terms shall be assumed and borne by the acquiring parties in accordance with their respective interest set forth herein above. Any acquisition in which fewer than all parties elect to participate shall not be subject to this Operating Agreement; however, the participating parties shall enter into an operating agreement covering said acquisition which shall be identical to this Operating Agreement in all respects, with the exception of the interests of the parties as set forth on Exhibit “A,” attached hereto, which shall be modified to reflect the interest of the participating parties in the acquisition.

Each non-acquiring party electing to participate in such acquisition shall pay its proportionate share of the acquisition costs to the Acquiring Party, as determined hereinabove upon such non-acquiring party’s election to participate. Upon receipt of said payment, the Acquiring Party shall deliver an assignment of the appropriate percentage of said acquisition to each participating party, insofar as said acquisition to each participating party, insofar as said acquisition covers lands located within the AMI. Said assignment shall be free and clear of any and all overriding royalty interest, mortgages, liens, production payments and other encumbrances arising by, through or under the Acquiring Party, but not otherwise. Notwithstanding anything herein to the contrary, the provisions set forth in this Section shall not apply to any acquisitions which results from acts of merger, consolidation, reorganization with, by or between a parent company, subsidiary or affiliated corporation or the acquisition by one party hereto of all or any portion of the interest of another party hereto.

G. Assignment of Interest. This Operating Agreement and the interests subjected hereto may be transferred or assigned, in whole or in part, without the prior written consent of Operator, subject to Article VIII.D., Assignment; Maintenance of Uniform Interest. Any assignment shall be made in accordance with all applicable laws, including any securities laws.

H. [Omitted Intentionally]

I. Well Information; Information for Non-Consenting Parties. Operator shall, as to each well drilled under the terms of this Operating Agreement, provide Participants with the information required in Exhibit “B” attached hereto. To the extent transferable under any applicable third party agreements and subject to the provisions of this Operating Agreement, the parties hereby agree to share all data and/or results with respect to any wells that any party participates in the drilling of within the AMI INSOFAR AND ONLY INSOFAR as such data pertains to the depths covered by this Operating Agreement. Notwithstanding anything to the contrary contained elsewhere in this Operating Agreement, a Non-Consenting Party shall not be entitled to receive proprietary, non-public geological or technical information or information concerning well-tests with respect to a non-consent operation until the recovery of all sums to be recovered pursuant to Article VI.B.2(b). Nothing in this Section shall limit any party’s right to receive information as to the cost and expenses of conducting operations or as to the actual quantity or price of oil, gas, or other hydrocarbons produced or sold from any well on the on the Contract Area during any regular reporting period.

J. News Releases; Confidentiality.

Any party hereto desiring to issue a news release concerning operations conducted on the Contract Area shall provide the other parties hereto with copies of the proposed release and no such news release shall be issued without first obtaining the written consent of all parties participating in such operations, except as may be required by applicable laws or rules and regulations of any governmental agency or stock exchange, but in no event is a news release to be released without prior notices to all participating parties.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

During the term of the AMI, each party shall treat as confidential all geological, geophysical, seismic, geochemical, engineering, well, drilling, production and other technical data related to the lands within the AMI (collectively, the “Confidential Information”). The Confidential Information shall not include any information which is publicly available. During the term of the AMI, each party shall take reasonable precautions as may be necessary to prevent the disclosure of the Confidential Information to any third party. Without the prior written consent of the other parties, during the term of the AMI, no party shall disclose any of the Confidential Information, except to any of the following (on a confidential basis): (1) Affiliates and members, partners, managers, officers, directors, employees, attorneys, accountants, engineers, investors, potential investors and other agents or consultants engaged by such party or its Affiliates; (2) any bona fide third party who in good faith is seeking to purchase, acquire, invest, finance or otherwise participate with such party in an interest in any portion of the lands within the AMI, or the wells, lands or leases therein, including any investors or potential investors in such party, subject to the terms of a written confidentiality agreement; or (3) any parties to which such party is required to disclose such information by law or by the rules of any recognized stock exchange on which the securities of such party are traded. The parties acknowledge that the breach of the terms of this provision may cause irreparable harm for which monetary damages would be inadequate and difficult to ascertain. Therefore, the parties hereby agree that, in the event of a breach or threatened breach hereof, the non-breaching party may seek an injunction, restraining order, specific performance, and such other remedies and relief, in law or at equity, or any combination thereof, which the non-breaching party may deem in its sole discretion as necessary or advisable. The filing of any particular cause of action hereunder shall not be deemed to be an election of remedies.

For purposes of this Operating Agreement, “Confidential Information” does not include information that: (1) is already known to the receiving party as of the date of disclosure hereunder; (2) is already in possession of the public or becomes available to the public other than through the breach of this Operating Agreement by the receiving party or of any other person to whom Confidential Information is distributed pursuant to this Operating Agreement; (3) is required to be disclosed under applicable law, stock exchange regulations, court order, or by a governmental order, decree, regulation or rule (provided that the receiving party shall make all reasonable efforts to give prompt written notice to the disclosing party prior to such disclosure); (4) is acquired independently from a third party that represents it has the right to disseminate such information at the time it is acquired by the receiving party; or (5) is developed by the receiving party independently of the Confidential Information received from the disclosing party.

K. Multiple Counterparts. This Operating Agreement may be executed in counterparts and, if so executed, shall be valid, binding, and have the same effect as if all parties hereto actually joined in and executed one and the same document.

L. Priority of Operations. Notwithstanding the provisions contained in Article XI.B.6., at that point in time when (a) the Initial Well, or substitute therefor, reaches objective depth, or (b) any other well authorized under the terms of this Operating Agreement has been drilled to its initial objective depth pursuant to Article VI.B.1, and for the event the parties participating therein cannot mutually agree upon the sequence and timing of further operations relating to such well, the following proposals shall be considered and acted upon in the order hereafter enumerated:

1)
Proposals to do additional logging, coring or other testing, provided that, in the event a disagreement exists as to the testing to be performed on the well at any depth, testing shall be performed as follows:

2)	Any logging, coring or other testing provided in a prognosis or AFE approved by the participating parties shall be given first priority;

3)
Any additional logging, coring or other testing shall be performed by the Operator at the sole cost, risk, expense and liability, including indemnification against loss of hole, of the parties electing to participate in such additional operations, and such participating parties shall be exclusively entitled to the information obtained therefrom; provided, however, no such additional testing shall be performed on a well then producing in paying quantities unless all working interest owners in such well consent to such testing;

4)	Proposals to attempt a completion in the object zone(s), the deepest objective zone first;

5)	Proposals to rework the well;

6)	Proposals to plug back and attempt completions in shallower zones in ascending order;

7)	Proposals to deepen the well to deeper formations with priorities given in descending order;

8)	Proposals to sidetrack the well to a new bottomhole location;

9)	Proposals to plug and abandon the well.

In the event a well drilled pursuant hereto is in such condition that, at the time the participating parties are considering any of the above proposals that, in the opinion of the Operator, a reasonable, prudent operator would not conduct the operations contemplated by a particular proposal for fear of placing the hole, life or property in jeopardy of losing same prior to completing such well at its objective depth, such election shall not be given the priority hereinabove set forth.

If the decision is to drill deeper or sidetrack, any party may be relieved of further obligation and liability as to such deepening or sidetracking, but shall continue to be liable and owe to Operator its proportionate part of the cost of plugging and abandoning the well at the initial objective depth (in the event it is not completed as a producing well), as well as the cost of surface restoration to the extent such costs are not increased as a result of such deepening or sidetrack operation. In the event a deepening or sidetracking operation shall be conducted as a Non-Consent Operation pursuant to Article VI.B.2. then only those costs incurred subsequent to the initial objective depth having been reached shall be subject to the recoupment provisions of said Article VI.B.2. Nothing herein shall be construed as requiring a relinquishment of such Non-Consenting Party’s interest in those depths above the initial objective depth in which it originally participated. Time frames for delivery and response for notice of operations shall be in accordance with Article VI.B.1.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

M. Seismic. Any party may propose the acquisition, license or purchase of existing or newly-acquired conventional 2-D or 3-D seismic data, and the processing or reprocessing of such data, covering all or a portion of the AMI Lands (the “Seismic Program”) by written notice delivered to the other parties with full details and cost estimates. On or before thirty (30) days after delivery of such proposal, each party shall notify the proposing party of its election to participate in the Seismic Program. Failure to respond within thirty (30) days of delivery of said seismic proposal shall be deemed an election to not participate in the Seismic Program. The parties participating in the Seismic Program (the “Seismic Parties”) shall bear all costs of the Seismic Program, including all costs and expenses associated with the permitting and shooting of the Seismic Program, along with the processing and/or reprocessing of the seismic data. If all of the parties participate, each party shall pay its respective proportionate share. If less than all of the parties participate, each of the Seismic Parties shall also take their respective proportionate shares of the non-participating party’s interest and bear the costs associated therewith. Each party who has paid its proportionate share of the costs of the Seismic Program conducted hereunder shall receive complete copies of all data, including tapes and reproducibles. The seismic data from the Seismic Program shall be subject to the confidentiality provisions of this Operating Agreement. Notwithstanding anything in this Section to the contrary, any party that does not elect to participate in the Seismic Program shall not have any rights to the data from the Seismic Program.

N. Additional Definitions.

1. “Affiliate” shall mean any Person which (i) directly or indirectly Controls, is Controlled by, or is under common Control with, a party, or (ii) shares at least 50% common beneficial ownership, directly or indirectly, with a party.

2. “Control” and “Controlled by” shall mean the ability (directly or indirectly through one or more intermediaries) to direct or cause the direction of the management or affairs of an entity, whether through the ownership of voting interests, by contract or otherwise. For the avoidance of doubt, “Control” does not include negative rights, such as a veto right or the right to withhold a vote on matters for which a supermajority vote is required, that are intended to protect investment-based expectations of a minority equity investor.

3. “Horizontal well” shall mean a well containing a single lateral in which the wellbore deviates from approximate vertical orientation to approximate horizontal orientation in order to drill within and test a specific geological interval, utilizing deviation equipment, services, and technology.

4. “Lateral” shall mean that portion of a wellbore that deviates from approximate vertical orientation to approximate horizontal orientation and all wellbore beyond such deviation to the terminus, which exceeds a minimum of one hundred feet (100’) in the objective formation.

5. “Multi-lateral well” shall mean a well which contains more than one lateral and in which the wellbore deviate from approximate vertical orientation to approximate horizontal orientation in order to drill within and test a specific geological interval, utilizing deviation equipment, services, and technology.

6. “Person” shall mean any natural person, firm, partnership, association, corporation, limited partnership, limited liability company, limited company, company, trust, entity, public body or other corporate entity or governmental entity, whether formed in the United States or any other country.

7. “Vertical well” shall mean as any well drilled, completed or recompleted other than a horizontal well.

O. Horizontal Wells. To be effective as a “horizontal well proposal”, such proposal must include an AFE and other accompanying documents that clearly stipulate that the well being proposed as a horizontal well. As to any possible conflicts that may arise during the completion phase of a horizontal well, priority shall be given first to a lateral drain hole of the authorized depth, and then to objective formations in ascending order above the authorized depth, and then to objective formations in descending order below the authorized depth.

P. Past Due Balance. If a Non-Operator has a balance due longer than sixty (60) days, for so long as the affected party remains in default, such defaulting Non-Operator shall have no further access to the Contract Area or information obtained in connection with operations hereunder and shall not be entitled to vote on any matter hereunder.

Q. Operating Agreement Preparation. The parties hereto further acknowledge and agree that each has been represented or had the opportunity to be represented by attorneys of their own choosing and therefore, for the purposes of construing this Operating Agreement, each party shall be deemed to have participated equally in the preparation and drafting of this Operating Agreement.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

R. Arbitration. Any dispute arising under this Operating Agreement shall be determined by binding arbitration hereunder. Arbitration shall be commenced by a party delivering to the other parties written notice (the “Arbitration Demand”) which shall set forth in reasonable detail the basis of the dispute including supporting documentation. The parties shall use their reasonable efforts in good faith to agree upon a single arbitrator, who shall be a neutral, disinterested party, who has never been an officer, director, employee or attorney of any of the parties, or any of their Affiliates, who has not less than ten (10) years experience in the oil and gas industry, and who has a formal financial, accounting, petroleum engineering or legal education. If the parties are unable to agree upon a mutually acceptable arbitrator on or before thirty (30) days after receipt of the Arbitration Demand, then each party shall select their own arbitrator on or before forty-five (45) days after receipt of the Arbitration Demand, and the arbitrators so selected shall select an additional arbitrator on or before sixty (60) days after receipt of the Arbitration Demand. The arbitration shall take place in the State of Colorado and shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association. The hearing shall be commenced on or before thirty (30) days after the selection of the arbitrators. The parties and the arbitrators shall proceed diligently and in good faith so that the arbitration award shall be entered on or before thirty (30) days after the arbitration hearing. The decision of a majority of the arbitrators shall be final, binding and non-appealable. The prevailing party or parties in any dispute shall recover from the opposing party or parties all costs incurred by such party or parties with respect thereto including reasonable attorneys’ fees, expert fees, and out-of-pocket costs. Any party may apply to any court of competent jurisdiction to enforce any arbitration award hereunder.

S. Waiver. EACH PARTY HEREBY EXPRESSLY WAIVES, RELEASES AND DISCLAIMS ANY AND ALL RIGHTS TO RECOVER FROM THE OTHER PARTIES ANY SPECIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES RESULTING FROM OR ARISING OUT OF THIS OPERATING AGREEMENT OR ANY BREACH OF OR FAILURE TO PERFORM UNDER THIS OPERATING AGREEMENT, INCLUDING LOST SALES, INCOME, PROFIT, REVENUE, PRODUCTION, RESERVES OR OPPORTUNITY.

T. Memorandum of Joint Operating Agreement. The parties agree, upon the reasonable request of any of them, to execute and record in the public records of Weld County, Colorado a memorandum of this Operating Agreement in substantially the same form as Exhibit “F” attached hereto and made a part hereof for all purposes.

U. Change in Ownership. In the event any party hereto should sell, encumber, transfer or make other disposition of a portion of its interests in the Oil and Gas Leases, Oil and Gas Interests, equipment or production in the Contract Area, such parties shall alone bear any expenditures incurred for additional surface or metering facilities required due to such change in ownership.
V. Counterpart Instruments. Failure to execute this Operating Agreement by any party for whom a signatory space is provided shall not render it ineffective as to any party hereto which does execute same. Furthermore, if counterparts of this Operating Agreement are executed, the signatures and acknowledgements of the parties, as affixed thereto, may be combined by Operator in, and treated and given effect for all purposes as, a single instrument. This Operating Agreement also may be ratified by separate instrument referring hereto, each of which shall have the effect of the original agreement and of adopting by reference all of the provisions herein contained.

W. Compliance with Laws. To the extent permitted by law, the parties to this Operating Agreement grant Operator the right to make all filings of applications, reports, etc. required by each and every Federal or State regulatory body, commission, or agency having regulatory jurisdiction over all oil and/or gas produced from the Contract Area, including but not limited to any filings with F.E.R.C. or other of the Natural Gas Policy Act and other energy legislation or the regulations which may have been issued by any such governmental body pursuant thereto; provided, however, that all parties agree to indemnify and hold harmless Operator from any loss, risk, cost and expense resulting from Operator’s making such filings on their behalf and, in particular, each party agrees to bear and be responsible for its share of any refund obligation which may become due in the event any such governmental body should determine that prices received in the sale of oil or gas exceed the maximum price permitted by law. Operator agrees that in its conduct hereunder, it shall use commercially reasonable efforts to comply with all applicable laws, rules, regulations and orders including, without limitation, the Mineral Leasing Act, the Federal Oil and Gas Royalty Management Act and the National Environmental Policy Act. The parties agree that any and all assessments, penalties, liabilities, costs and expense (including, without limitation, court costs, expert witnesses, consultants and reasonable attorneys’ fees) incurred by the Operator with respect to such regulatory compliance shall be treated as a Joint Account expense and shall be borne by the parties accordingly, and absent gross negligence or willful misconduct, Operator shall not be held liable or negligent for any non-compliance therewith to the extent any interpretation of the compliance requirements by Operator is made in good faith.

X. Payment of Taxes. Operator will cause to be paid, all taxes, State or Federal, on production from the Contract Area whether in the form of a severance of production tax; however, if at any time a party is taking its share of production in kind, such party will pay taxes on such production.

Y. [Omitted Intentionally]

Z. Plugging Wells. At such time as the well or wells subject to this Operating Agreement start reaching their economic limit, the Operator may request that Non-Operators advance the estimated cost to (a) plug and abandon such well or wells, and (b) to restore the surface location(s) less the salvage value. When the well or wells are actually plugged the Non-Operators will be refunded any positive difference between actual plugging costs or billed for any negative costs incurred to plug said well or wells over and above such funds advanced.

AA. Advance Payment of Costs of Operations. Operator shall have the right to require Non-Operators to pay the estimated costs of authorized operations hereunder in advance, including, without limitation, estimated costs of drilling a well and estimated costs of completing a well as to which an election to participate in the drilling or completion has been made by the applicable Non-Operator. Along with this cash call, Operator will provide an AFE setting out the anticipated costs of the applicable operations. Non-Operators shall remit their proportionate share of the estimated costs of such operations within ten (10) days prior to the estimated date the actual commencement of the applicable operations is scheduled. Actual operations to drill and complete any well shall begin within thirty (30) days of receipt of advanced payments or Operator shall remit the applicable advance payments to Non-Operators. Any amounts advanced by Non-Operators for an operation in excess of the actual costs of such operation shall be remitted to the Non-Operators within sixty (60) days following completion of the operation or in any case where operations were not commenced within the thirty (30) days of payment of advanced payment.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

BB. Separate Operating Agreement per COGCC Drilling and Spacing Unit. This Operating Agreement form covers the AMI as reflected on the plat attached as Exhibit “A-1” and, notwithstanding the maintenance of uniform interest provision in Article VIII.D of this Operating Agreement, shall be deemed a separate agreement; (i) covering each COGCC drilling and spacing unit, and (ii) covering all AMI acreage not included in a COGCC drilling and spacing unit until such time as any portions of AMI acreage are included in a COGCC drilling and spacing unit. The parties shall execute and deliver an amendment to Exhibit “A” to this Operating Agreement to reflect the segregation of the leases and lands covered by such drilling and spacing unit from this Operating Agreement. If a party fails to execute and deliver to the other parties such separate Operating Agreement and amendment to Exhibit “A” to this Operating Agreement within thirty (30) days of receipt thereof, the party requesting such execution shall deliver a demand for execution to the party that failed to execute such documents. If the party receiving such demand fails to execute and deliver to the other party such documents on or before five (5) days after receipt of such demand, the party requesting such execution shall have the right, power, and authority to execute such documents as attorney-in-fact on behalf of the other party who fails or refuses to execute such documents (such right shall be deemed conclusively to be a power coupled with an interest, and shall be irrevocable). The rights and remedies described in Article VII of this Operating Agreement, including the lien rights granted to secure payment of expenses, shall be deemed to cover all of the Contract Areas covered by such separate Operating Agreements, so that a claim arising under one Operating Agreement may be enforced under all of the other Operating Agreements.

CC. Conflict. In the event a conflict between the provisions of this Article XVI and any other provisions of this Operating Agreement, the provisions of this Article XVI shall control and prevail.

DD. First Well on the Contract Area. The drilling of the first well (the “First Well”) on lands within the AMI, which lands are also covered by this Operating Agreement, is governed in part by the terms and provisions of that certain Purchase and Sale Agreement, dated August 23, 2011 (the “Purchase Agreement”), by and among Esenjay, Winn Exploration Co., Inc. (“Winn”), Lacy Properties, Ltd. (“Lacy”), Crain Energy, Ltd. (“Crain”) and PEDCO. Esenjay, Winn, Lacy, Crain and PEDCO are, collectively, the “Purchase Agreement Parties.” Subject to the terms and provisions of the Purchase Agreement, and notwithstanding Article XVI.BB above or any other provision of this Operating Agreement, the Purchase Agreement Parties hereby agree that in the event, for any reason, any one of them fails to participate in the drilling of the First Well, or fails to pay its proportionate share of the costs of such operation, such party or parties will assign to the remaining Purchase Agreement Parties, which are participating in the First Well, in proportionate shares, all of such non-participating party’s right, title and interest in and to the Leases within the AMI. Such assignment will be delivered free and clear of any claims or burdens arising by, through or under the assigning party, but not otherwise, other than those provided for in the Purchase Agreement. Furthermore, in such event, any non-participating party will have no further rights under this Operating Agreement.

EE. Initial Well. Except with regard to the First Well, the parties agree that in the event, for any reason, a party fails to participate in the drilling of the Initial Well on any COGCC drilling and spacing unit, or fails to pay its proportionate share of the costs of such operation, such party will assign to the parties participating in such Initial Well, in proportionate shares, all of such non-participating party’s right, title and interest in and to the Leases within such COGCC drilling and spacing unit. Such assignment will be delivered free and clear of any claims or burdens arising by, through or under the assigning party, but not otherwise. Furthermore, in such event, the non-participating party will have no further rights under the operating agreement covering such COGCC drilling and spacing unit.

FF. Other Operating Agreements. This Operating Agreement supersedes and replaces in its entirety any existing operating agreement that covers any portion of the Contract Area.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

IN WITNESS WHEREOF, this agreement shall be effective as of the _________________ day of _____________ 2011. ESENJAY OIL & GAS, LTD. , who has prepared and circulated this form for execution, represents and warrants that the form was printed from and, with the exception(s) listed below, is identical to the AAPL Form 610-1989 Model Form Operating Agreement, as published in computerized form by Forms On-A-Disk, Inc. No changes, alterations, or modifications, other than those made by strikethrough and/or insertion and that are clearly recognizable as changes in Articles ________________________________________________, have been made to the form.

ATTEST OR WITNESS:	OPERATOR

CONDOR ENERGY TECHNOLOGY LLC

	By	/s/ Frank C. Ingriselli
Name: Frank C. Ingriselli
Title: President
Date: 10/31/11

NON-OPERATORS

PACIFIC ENERGY DEVELOPMENT CORP.

By	/s/ Frank C. Ingriselli
Name: Frank C. Ingriselli
Title: President and Chief Executive Officer
Date: 10/31/11

ESENJAY OIL & GAS, LTD.
By Esenjay Petroleum Corporation Its General Partner

By	/s/ Linda D. Schibi
Name: Linda D. Schibi
Title: Vice President Land
Date: 11/2/11

WINN EXPLORATION CO., INC.

By	/s/ Michael W. Calley
Name: Michael W. Calley
Title: Vice-President
Date: [undated]

CRAIN ENERGY, LTD.

By	/s/ Darren T. Groce
Name: Darren T.Groce
Title: Interim President
Date: November 2, 2011

LACY PROPERTIES, LTD.

By	/s/ Darren T. Groce
Name: Darren T.Groce
Title: Interim President
Date: November 2, 2011

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

EVOLUTION OIL & GAS

By	/s/ Herb Rohloff
Name: Herb Rohloff
Title: President
Date: 11-3-2011

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ACKNOWLEDGMENTS

State of	)
)ss.
County of	)

The foregoing instrument was acknowledged before me this ___________day of _________ , 2011, by_______________________ , _____________________ of Condor Energy Technology LLC, a Nevada limited liability company, on behalf of the company.

(Seal, if any)
Title (and Rank)
My commission expires:

State of	)
)ss.
County of	)

The foregoing instrument was acknowledged before me this ___________day of _____________, 2011, by Frank C. Ingriselli, President and Chief Executive Officer of Pacific Energy Development Corp., a Nevada corporation, on behalf of the corporation.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Nueces	)

The foregoing instrument was acknowledged before me this ______________day of _____________ , 2011, by Linda D. Schibi, Vice President, Land, of Esenjay Petroleum Corporation, General Partner on behalf of Esenjay Oil & Gas, Ltd. a Texas limited partnership.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Nueces	)

The foregoing instrument was acknowledged before me this____________day of_____________, 2011, by Michael W. Calley, Vice President of Winn Exploration Co., Inc.,  a Texas corporation, on behalf of the corporation.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Gregg	)

The foregoing instrument was acknowledged before me this_____________day of__________ , 2011, by Darren T. Groce, Interim President of Crain Oil & Gas, LLC, General Partner on behalf of Crain Energy, Ltd., a Texas limited partnership.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Gregg	)

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989
ACKNOWLEDGMENTS

The foregoing instrument was acknowledged before me this  _______________day of__________  , 2011, by Darren T. Groce, Interim President of Lacy Property Management, Inc., General Partner on behalf of Lacy Properties,  Ltd., a Texas limited partnership.

(Seal, if any)
Title (and Rank)
My commission expires:

State of	)
)ss.
County of	)

The foregoing instrument was acknowledged before me this ___________day of _________ , 2011, by_______________________ , _____________________ of Condor Energy Technology LLC, a Nevada limited liability company, on behalf of the company.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Gregg	)

The foregoing instrument was acknowledged before me this ___________day of _____________, 2011, by Frank C. Ingriselli, President and Chief Executive Officer of Pacific Energy Development Corp., a Nevada corporation, on behalf of the corporation.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Nueces	)
The foregoing instrument was acknowledged before me this ______________day of _____________ , 2011, by Linda D. Schibi, Vice President, Land, of Esenjay Petroleum Corporation, General Partner on behalf of Esenjay Oil & Gas, Ltd. a Texas limited partnership.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Nueces	)

The foregoing instrument was acknowledged before me this____________day of_____________, 2011, by Michael W. Calley, Vice President of Winn Exploration Co., Inc.,  a Texas corporation, on behalf of the corporation.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Gregg	)

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

The foregoing instrument was acknowledged before me this_____________day of__________ , 2011, by Darren T. Groce, Interim President of Crain Oil & Gas, LLC, General Partner on behalf of Crain Energy, Ltd., a Texas limited partnership.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Gregg	)

The foregoing instrument was acknowledged before me this  _______________day of__________  , 2011, by Darren T. Groce, Interim President of Lacy Property Management, Inc., General Partner on behalf of Lacy Properties,  Ltd., a Texas limited partnership.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Harris	)

The foregoing instrument was acknowledged before me this____________day of__________, 2011, by Herb Rohloff, President of Evolution Oil & Gas, a Texas corporation, on behalf of the corporation.

(Seal, if any)
Title (and Rank)
My commission expires:

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

EXHIBIT “A”

Forming part of Model Form Recording Supplement To Operating Agreement
And Financing Statement dated effective October 31, 2011, by and between Condor Energy Technology LLC, as
Operator, and Esenjay Oil & Gas, Ltd., et al., as Non-Operators

PEDCO NIO PROSPECT WELD COUNTY, COLORADO

I.
INTERESTS

(1)           The lands subject to this agreement, defined herein as “Contract Area”, are all lands covered by the Leases in Section II below.

(2)           The parties to this agreement and their respective percentage of interest are as follows:

	Working Interest	Working Interest
	BPPO Before	APPO After
	Project Payout	Project Payout
PARTICIPANTS
Condor Energy Technology LLC	0.00000%	0.00000%
3315 Highway 50
Silver Springs, Nevada 89429
Attn: Clarke Moore
Phone: 925-984-2845
Fax: 925-403-0703
Email: cmoore@pacificenergydevelopment.com

Pacific Energy Development Corp.	50.00000%	50.00000%
4125 Blackhawk Plaza Circle, suite 201A
Danville, California 94506
Attn: Frank C. Ingriselli, President and Chief Executive
Officer
Phone: 925-984-2845
Fax: 925-403-0703
Email: ingriselli@pacificenergydevelopment.com

Esenjay Oil & Gas, Ltd.	30.000000%*	28.00000%*
500 N. Water Street, Suite 1100 S
Corpus Christi, Texas 78401-0236
Attn: Linda D. Schibi, Vice President, Land
Phone: 361-883-7464
Fax: 361-883-3244
Email: schibi@epc-cc.com

Winn Exploration Co., Inc.	12.50000%	12.50000%
800 North Shoreline Blvd.
Suite 1900 North
Corpus Christi, Texas 78401
Attn: Michael W. Calley
Phone: 361-844-6900
Fax: 361-844-6903
Email: mwcalley@winnexco.com

Crain Energy, Ltd.	5.62500%	5.62500%
222 East Tyler Street
P.O. Box 2146
Longview, Texas 75606
Attn: Darren Groce, Legal/ Land
Phone: 903-758-8276
Fax: 903-758-5098
Email: dgroce@rlacyinc.com

Lacy Properties, Ltd.	1.87500%	1.87500%
222 East Tyler Street
P.O. Box 2146
Longview, Texas 75606
Attn: Darren Groce, Legal/Land
Phone: 903-758-8276
Fax: 903-758-5098
Email: dgroce@rlacyinc.com

Evolution Oil & Gas	-0- *	2.00000%*
19619 Mills Meadow Lane
Houston, Texas 77094
Phone: 713-986-1703
Cell: 713-301-9894
Email: rohloff@houston.rr.com

TOTAL	100.00000%	100.00000%

* Working Interest determined by Section 5.1 B of that certain Exploration Agreement dated effective September 1, 2007 by and between Esenjay Oil & Gas, Ltd. and Evolution Oil & Gas, LLC, as amended by that certain First Amendment to Exploration Agreement DJ Basin 3D Seismic Program dated effective as of September 19, 2009.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

II.

OIL AND GAS LEASES

INSOFAR AND ONLY INSOFAR as the following leases cover all depths from the surface of the earth down to the stratigraphic equivalent of the base of the Greenhorn Formation being the correlation marker called the “X Bentonite” as found in the Esenjay Operating, Inc. – Jess 23-10 Well (API #05-123-31643) at a measured depth of 6,493 feet, SAVE AND EXCEPT IN THEIR ENTIRETY Sections 29 and 30, T7N, R59W and Sections 25 and 36, T7N, R60W, Weld County, Colorado.

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	19	NENW		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565641	15.00%
7N	59W	19	NESW		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565641	15.00%
7N	59W	19	NWNW	lot 1	42.04	10.510000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565641	15.00%
7N	59W	19	NWSW	lot 3	41.96	10.490000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565641	15.00%
7N	59W	19	SENW		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565641	15.00%
7N	59W	19	SESW		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565641	15.00%
7N	59W	19	SWNW	lot 2	42.00	10.500000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565641	15.00%
7N	59W	19	SWSW	lot 4	41.92	10.480000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565641	15.00%
					327.92	81.980000

7N	59W	2	NESE	S & W of	0.80	0.337500	50%	40%	42.18750%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	2	NESW	S & W of	30.00	12.656250	50%	40%	42.18750%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	2	NWSE	S & W of	13.27	5.596594	50%	40%	42.18750%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	2	NWSW	S & W of	39.00	16.453125	50%	40%	42.18750%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	2	SESE	S & W of	33.06	13.947188	50%	40%	42.18750%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	2	SESW	S & W of	40.00	16.875000	50%	40%	42.18750%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	2	SWSE	S & W of	40.00	16.875000	50%	40%	42.18750%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	2	SWSW	S & W of	40.00	16.875000	50%	40%	42.18750%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	3	NESE		40.00	8.750000	50%	40%	21.87500%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	3	NWSE		40.00	8.750000	50%	40%	21.87500%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	3	SESE		40.00	8.750000	50%	40%	21.87500%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
7N	59W	3	SWSE		40.00	8.750000	50%	40%	21.87500%	The Gary Castor and Jean Castor Trust	6/27/08	6/27/08	6/27/13	6/27/13	5 yr	3578679	15.00%
					396.13	134.615657

7N	59W	17	NWNW		40.00	0.312500	50%	40%	0.78125%	Clarice B. Mayfield, a.k.a. Clarice B. Elkjer, a widow	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	3579923	15.00%
7N	59W	17	NENW		40.00	0.312500	50%	40%	0.78125%	Clarice B. Mayfield, a.k.a. Clarice B. Elkjer, a widow	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	3579923	15.00%
7N	59W	17	SENW		40.00	0.312500	50%	40%	0.78125%	Clarice B. Mayfield, a.k.a. Clarice B. Elkjer, a widow	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	3579923	15.00%
7N	59W	17	SWNW		40.00	0.312500	50%	40%	0.78125%	Clarice B. Mayfield, a.k.a. Clarice B. Elkjer, a widow	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	3579923	15.00%
7N	59W	17	NWNE		40.00	0.312500	50%	40%	0.78125%	Clarice B. Mayfield, a.k.a. Clarice B. Elkjer, a widow	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	3579923	15.00%
7N	59W	17	NENE		40.00	0.312500	50%	40%	0.78125%	Clarice B. Mayfield, a.k.a. Clarice B. Elkjer, a widow	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	3579923	15.00%
7N	59W	17	SENE		40.00	0.312500	50%	40%	0.78125%	Clarice B. Mayfield, a.k.a. Clarice B. Elkjer, a widow	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	3579923	15.00%
7N	59W	17	SWNE		40.00	0.312500	50%	40%	0.78125%	Clarice B. Mayfield, a.k.a. Clarice B. Elkjer, a widow	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	3579923	15.00%
					320.00	2.500000

7N	59W	16	SWSW		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	SENE		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	NWNW		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	NENW		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	SENW		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	SWNW		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	NENE		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	SWNE		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	NWSE		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	NESE		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	SESE		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	SWSE		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	NWSW		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	NESW		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	SESW		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
7N	59W	16	NWNE		40.00	40.000000	50%	40%	100.00000%	Lease #9519.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602459	12.50%
					640.00	640.000000

7N	59W	34	NWNW		40.00	40.000000	50%	40%	100.00000%	Lease #9520.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602460	12.50%
7N	59W	34	NENW		40.00	40.000000	50%	40%	100.00000%	Lease #9520.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602460	12.50%
7N	59W	34	SENW		40.00	40.000000	50%	40%	100.00000%	Lease #9520.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602460	12.50%
7N	59W	34	SWNW		40.00	40.000000	50%	40%	100.00000%	Lease #9520.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602460	12.50%
7N	59W	34	NWSW		40.00	40.000000	50%	40%	100.00000%	Lease #9520.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602460	12.50%
7N	59W	34	NESW		40.00	40.000000	50%	40%	100.00000%	Lease #9520.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602460	12.50%
7N	59W	34	SESW		40.00	40.000000	50%	40%	100.00000%	Lease #9520.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602460	12.50%
7N	59W	34	SWSW		40.00	40.000000	50%	40%	100.00000%	Lease #9520.8 - State of Colorado Board of Land Commissioners	2/21/08	2/21/08	2/21/13	2/21/13	5 yr	3602460	12.50%
					320.00	320.000000

7N	59W	15	NWSE		40.00	0.117200	50%	40%	0.29300%	Dakota-Tex Oil Company, a Wyoming Corporation	5/11/09	5/11/09	5/11/12	5/11/12	3 yr	3626715	15.00%
7N	59W	15	NESE		40.00	0.117200	50%	40%	0.29300%	Dakota-Tex Oil Company, a Wyoming Corporation	5/11/09	5/11/09	5/11/12	5/11/12	3 yr	3626715	15.00%
7N	59W	15	SESE		40.00	0.117200	50%	40%	0.29300%	Dakota-Tex Oil Company, a Wyoming Corporation	5/11/09	5/11/09	5/11/12	5/11/12	3 yr	3626715	15.00%
7N	59W	15	SWSE		40.00	0.117200	50%	40%	0.29300%	Dakota-Tex Oil Company, a Wyoming Corporation	5/11/09	5/11/09	5/11/12	5/11/12	3 yr	3626715	15.00%
					160.00	0.468800

7N	59W	14	NENE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	14	NENW		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	14	NWNE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	14	NWNW		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	14	SENE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	14	SENW		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	14	SWNE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	14	SWNW		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	NENE		40.00	1.666665	50%	40%	4.16666%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	NENW		40.00	1.666665	50%	40%	4.16666%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	NESW		40.00	1.666670	50%	40%	4.16668%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	NWNE		40.00	1.666665	50%	40%	4.16666%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	NWNW		40.00	1.666665	50%	40%	4.16666%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	NWSW		40.00	1.666670	50%	40%	4.16668%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	SENE		40.00	1.666665	50%	40%	4.16666%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	SENW		40.00	1.666665	50%	40%	4.16666%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	SESW		40.00	1.666670	50%	40%	4.16668%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	SWNE		40.00	1.666665	50%	40%	4.16666%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	15	SWNW		40.00	1.666665	50%	40%	4.16666%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	15	SWSW		40.00	1.666670	50%	40%	4.16668%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	34	NENE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	34	NESE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	34	NWNE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	34	NWSE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	34	SENE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	34	SESE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	34	SWNE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
7N	59W	34	SWSE		40.00	2.500000	50%	40%	6.25000%	Black River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3648887	15.00%
					1,120.00	60.000000

7N	59W	14	NENE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	14	NENW		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	14	NWNE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	14	NWNW		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	14	SENE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	14	SENW		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	14	SWNE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	14	SWNW		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	NENE		40.00	1.666665	50%	40%	4.16666%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	NENW		40.00	1.666665	50%	40%	4.16666%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	NESW		40.00	1.666670	50%	40%	4.16668%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	NWNE		40.00	1.666665	50%	40%	4.16666%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	NWNW		40.00	1.666665	50%	40%	4.16666%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	NWSW		40.00	1.666670	50%	40%	4.16668%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	SENE		40.00	1.666665	50%	40%	4.16666%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	SENW		40.00	1.666665	50%	40%	4.16666%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	SESW		40.00	1.666670	50%	40%	4.16668%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	SWNE		40.00	1.666665	50%	40%	4.16666%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	SWNW		40.00	1.666665	50%	40%	4.16666%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	15	SWSW		40.00	1.666670	50%	40%	4.16668%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	34	NENE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	34	NESE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	34	NWNE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	34	NWSE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	34	SENE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	34	SESE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	34	SWNE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
7N	59W	34	SWSE		40.00	2.500000	50%	40%	6.25000%	White River Royalties, LLC	10/13/08	10/13/08	10/13/12	10/13/12	4 yr	3650514	15.00%
					1,120.00	60.000000

7N	59W	22	NWSE		40.00	0.555555	50%	40%	1.38889%	RCL Company	6/10/09	6/10/09	6/10/12	6/10/12	3 yr	3655673	18.75%
7N	59W	22	NESE		40.00	0.555555	50%	40%	1.38889%	RCL Company	6/10/09	6/10/09	6/10/12	6/10/12	3 yr	3655673	18.75%
7N	59W	22	SWSE		40.00	0.555555	50%	40%	1.38889%	RCL Company	6/10/09	6/10/09	6/10/12	6/10/12	3 yr	3655673	18.75%
7N	59W	22	SESE		40.00	0.555555	50%	40%	1.38889%	RCL Company	6/10/09	6/10/09	6/10/12	6/10/12	3 yr	3655673	18.75%
					160.00	2.222220

7N	59W	22	NWSE		40.00	0.555555	50%	40%	1.38889%	The Ramsey Trust Dated 12/14/95	6/10/09	6/10/09	6/10/12	6/10/12	3 yr	3676325	18.75%
7N	59W	22	NESE		40.00	0.555555	50%	40%	1.38889%	The Ramsey Trust Dated 12/14/95	6/10/09	6/10/09	6/10/12	6/10/12	3 yr	3676325	18.75%
7N	59W	22	SESE		40.00	0.555555	50%	40%	1.38889%	The Ramsey Trust Dated 12/14/95	6/10/09	6/10/09	6/10/12	6/10/12	3 yr	3676325	18.75%
7N	59W	22	SWSE		40.00	0.555555	50%	40%	1.38889%	The Ramsey Trust Dated 12/14/95	6/10/09	6/10/09	6/10/12	6/10/12	3 yr	3676325	18.75%
					160.00	2.222220

7N	59W	33	SESW		40.00	20.000000	50%	40%	50.00000%	Shelf of Greeley Eight, LLC, represented herein by Joseph D. Lundock, a/k/a Joe Lundock, President	10/1/10	10/1/10	10/1/13	10/1/13	3 yr	3728393	16.67%
7N	59W	33	NESW		40.00	20.000000	50%	40%	50.00000%	Shelf of Greeley Eight, LLC, represented herein by Joseph D. Lundock, a/k/a Joe Lundock, President	10/1/10	10/1/10	10/1/13	10/1/13	3 yr	3728393	16.67%
7N	59W	33	SWSW		40.00	20.000000	50%	40%	50.00000%	Shelf of Greeley Eight, LLC, represented herein by Joseph D. Lundock, a/k/a Joe Lundock, President	10/1/10	10/1/10	10/1/13	10/1/13	3 yr	3728393	16.67%
7N	59W	33	NWSW		40.00	20.000000	50%	40%	50.00000%	Shelf of Greeley Eight, LLC, represented herein by Joseph D. Lundock, a/k/a Joe Lundock, President	10/1/10	10/1/10	10/1/13	10/1/13	3 yr	3728393	16.67%
					160.00	80.000000

7N	59W	31	NWSE		40.00	20.000000	50%	40%	50.00000%	U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-017	4/18/11	4/18/11	4/18/14	4/18/14	3 yr		18.75%
7N	59W	31	NESE		40.00	20.000000	50%	40%	50.00000%	U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-017	4/18/11	4/18/11	4/18/14	4/18/14	3 yr		18.75%
7N	59W	31	SESE		40.00	20.000000	50%	40%	50.00000%	U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-017	4/18/11	4/18/11	4/18/14	4/18/14	3 yr		18.75%
7N	59W	31	SWSE		40.00	20.000000	50%	40%	50.00000%	U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-017	4/18/11	4/18/11	4/18/14	4/18/14	3 yr		18.75%
					160.00	80.000000

7N	59W	31	NWSW	lot 3	41.38	20.690000	50%	40%	50.00000%	U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	4/18/11	4/18/11	4/18/14	4/18/14	3 yr		18.75%
7N	59W	31	NESW		40.00	20.000000	50%	40%	50.00000%	U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	4/18/11	4/18/11	4/18/14	4/18/14	3 yr		18.75%
7N	59W	31	SESW		40.00	20.000000	50%	40%	50.00000%	U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	4/18/11	4/18/11	4/18/14	4/18/14	3 yr		18.75%
7N	59W	31	SWSW	lot 4	41.23	20.615000	50%	40%	50.00000%	U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	4/18/11	4/18/11	4/18/14	4/18/14	3 yr		18.75%
					162.61	81.305000

7N	59W	12	NENW		40.00	8.000000	50%	40%	20.00000%	Juli R. Kelley, a married woman dealing in her sole and separate property	3/17/08	3/17/08	3/17/13	3/17/13	5 yr	3549628, Affidavit 3751386	15.00%
7N	59W	12	NWNW		40.00	8.000000	50%	40%	20.00000%	Juli R. Kelley, a married woman dealing in her sole and separate property	3/17/08	3/17/08	3/17/13	3/17/13	5 yr	3549628, Affidavit 3751386	15.00%
7N	59W	12	SENW		40.00	8.000000	50%	40%	20.00000%	Juli R. Kelley, a married woman dealing in her sole and separate property	3/17/08	3/17/08	3/17/13	3/17/13	5 yr	3549628, Affidavit 3751386	15.00%
7N	59W	12	SWNW		40.00	8.000000	50%	40%	20.00000%	Juli R. Kelley, a married woman dealing in her sole and separate property	3/17/08	3/17/08	3/17/13	3/17/13	5 yr	3549628, Affidavit 3751386	15.00%
					160.00	32.000000

7N	59W	12	NWNW		40.00	8.000000	50%	40%	20.00000%	John W. Lauer and Mary K. Lauer, husband and wife	3/17/08	3/17/08	3/17/13	3/17/13	5 yr	3552738, Affidavit 3751387	15.00%
7N	59W	12	NENW		40.00	8.000000	50%	40%	20.00000%	John W. Lauer and Mary K. Lauer, husband and wife	3/17/08	3/17/08	3/17/13	3/17/13	5 yr	3552738, Affidavit 3751387	15.00%
7N	59W	12	SENW		40.00	8.000000	50%	40%	20.00000%	John W. Lauer and Mary K. Lauer, husband and wife	3/17/08	3/17/08	3/17/13	3/17/13	5 yr	3552738, Affidavit 3751387	15.00%
7N	59W	12	SWNW		40.00	8.000000	50%	40%	20.00000%	John W. Lauer and Mary K. Lauer, husband and wife	3/17/08	3/17/08	3/17/13	3/17/13	5 yr	3552738, Affidavit 3751387	15.00%
					160.00	32.000000

7N	59W	20	NWNE		40.00	0.888892	50%	40%	2.22223%	Carol Shepherd, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565637, Affidavit 3745470	15.00%
7N	59W	20	NENE		40.00	0.888892	50%	40%	2.22223%	Carol Shepherd, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565637, Affidavit 3745470	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	20	SENE		40.00	0.888892	50%	40%	2.22223%	Carol Shepherd, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565637, Affidavit 3745470	15.00%
7N	59W	20	SWNE		40.00	0.888892	50%	40%	2.22223%	Carol Shepherd, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565637, Affidavit 3745470	15.00%
7N	59W	20	NWSE		40.00	0.888892	50%	40%	2.22223%	Carol Shepherd, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565637, Affidavit 3745470	15.00%
7N	59W	20	NESE		40.00	0.888892	50%	40%	2.22223%	Carol Shepherd, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565637, Affidavit 3745470	15.00%
7N	59W	20	SESE		40.00	0.888892	50%	40%	2.22223%	Carol Shepherd, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565637, Affidavit 3745470	15.00%
7N	59W	20	SWSE		40.00	0.888892	50%	40%	2.22223%	Carol Shepherd, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565637, Affidavit 3745470	15.00%
					320.00	7.111136

7N	60W	24	NENE		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	10/22/07	10/22/07	10/22/12	10/22/12	5 yr	3565638, Affidavit 3735055	15.00%
7N	60W	24	SENE		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	10/22/07	10/22/07	10/22/12	10/22/12	5 yr	3565638, Affidavit 3735055	15.00%
7N	60W	24	SWNE		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	10/22/07	10/22/07	10/22/12	10/22/12	5 yr	3565638, Affidavit 3735055	15.00%
7N	60W	24	NWSE		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	10/22/07	10/22/07	10/22/12	10/22/12	5 yr	3565638, Affidavit 3735055	15.00%
7N	60W	24	NESE		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	10/22/07	10/22/07	10/22/12	10/22/12	5 yr	3565638, Affidavit 3735055	15.00%
7N	60W	24	SESE		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	10/22/07	10/22/07	10/22/12	10/22/12	5 yr	3565638, Affidavit 3735055	15.00%
					240.00	60.000000

7N	60W	13	NESE		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565642, Affidavit 3735056	15.00%
7N	60W	13	SESE		40.00	10.000000	50%	40%	25.00000%	Eileen M. Bruehne aka Eileen Mae (Brah) Bruehne aka Eileen Mae Bruehne, a widow	11/15/07	11/15/07	11/15/12	11/15/12	5 yr	3565642, Affidavit 3735056	15.00%
					80.00	20.000000

7N	59W	20	NENE		40.00	3.555556	50%	40%	8.88889%	Mona Archer, a married woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565650, Affidavit 3745469	15.00%
7N	59W	20	NWNE		40.00	3.555556	50%	40%	8.88889%	Mona Archer, a married woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565650, Affidavit 3745469	15.00%
7N	59W	20	SENE		40.00	3.555556	50%	40%	8.88889%	Mona Archer, a married woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565650, Affidavit 3745469	15.00%
7N	59W	20	NESE		40.00	3.555556	50%	40%	8.88889%	Mona Archer, a married woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565650, Affidavit 3745469	15.00%
7N	59W	20	SWNE		40.00	3.555556	50%	40%	8.88889%	Mona Archer, a married woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565650, Affidavit 3745469	15.00%
7N	59W	20	SESE		40.00	3.555556	50%	40%	8.88889%	Mona Archer, a married woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565650, Affidavit 3745469	15.00%
7N	59W	20	SWSE		40.00	3.555556	50%	40%	8.88889%	Mona Archer, a married woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565650, Affidavit 3745469	15.00%
7N	59W	20	NWSE		40.00	3.555556	50%	40%	8.88889%	Mona Archer, a married woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565650, Affidavit 3745469	15.00%
					320.00	28.444448

7N	59W	20	NWNE		40.00	3.555556	50%	40%	8.88889%	Roe Ann Wallin, a maried woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565651, Affidavit 3745468	15.00%
7N	59W	20	NWSE		40.00	3.555556	50%	40%	8.88889%	Roe Ann Wallin, a maried woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565651, Affidavit 3745468	15.00%
7N	59W	20	NESE		40.00	3.555556	50%	40%	8.88889%	Roe Ann Wallin, a maried woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565651, Affidavit 3745468	15.00%
7N	59W	20	SWSE		40.00	3.555556	50%	40%	8.88889%	Roe Ann Wallin, a maried woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565651, Affidavit 3745468	15.00%
7N	59W	20	NENE		40.00	3.555556	50%	40%	8.88889%	Roe Ann Wallin, a maried woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565651, Affidavit 3745468	15.00%
7N	59W	20	SENE		40.00	3.555556	50%	40%	8.88889%	Roe Ann Wallin, a maried woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565651, Affidavit 3745468	15.00%
7N	59W	20	SWNE		40.00	3.555556	50%	40%	8.88889%	Roe Ann Wallin, a maried woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565651, Affidavit 3745468	15.00%
7N	59W	20	SESE		40.00	3.555556	50%	40%	8.88889%	Roe Ann Wallin, a maried woman dealing in her sole and separate property	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565651, Affidavit 3745468	15.00%
					320.00	28.444444

7N	59W	20	NWNE		40.00	2.666667	50%	40%	6.66667%	Lisa A. Scott, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565652, Affidavit 3745472	15.00%
7N	59W	20	NENE		40.00	2.666667	50%	40%	6.66667%	Lisa A. Scott, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565652, Affidavit 3745472	15.00%
7N	59W	20	SENE		40.00	2.666667	50%	40%	6.66667%	Lisa A. Scott, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565652, Affidavit 3745472	15.00%
7N	59W	20	SWNE		40.00	2.666667	50%	40%	6.66667%	Lisa A. Scott, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565652, Affidavit 3745472	15.00%
7N	59W	20	NWSE		40.00	2.666667	50%	40%	6.66667%	Lisa A. Scott, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565652, Affidavit 3745472	15.00%
7N	59W	20	NESE		40.00	2.666667	50%	40%	6.66667%	Lisa A. Scott, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565652, Affidavit 3745472	15.00%
7N	59W	20	SESE		40.00	2.666667	50%	40%	6.66667%	Lisa A. Scott, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565652, Affidavit 3745472	15.00%
7N	59W	20	SWSE		40.00	2.666667	50%	40%	6.66667%	Lisa A. Scott, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565652, Affidavit 3745472	15.00%
					320.00	21.333333

7N	59W	31	NENW		40.00	15.000000	50%	40%	37.50000%	Howard K. Dean, Jr. and Dalma Dean, husband and wife	1/28/08	1/28/08	1/28/13	1/28/13	5 yr	3565653, Affidavit 3740212	15.00%
7N	59W	31	NWNE		40.00	15.000000	50%	40%	37.50000%	Howard K. Dean, Jr. and Dalma Dean, husband and wife	1/28/08	1/28/08	1/28/13	1/28/13	5 yr	3565653, Affidavit 3740212	15.00%
7N	59W	31	NENE		40.00	15.000000	50%	40%	37.50000%	Howard K. Dean, Jr. and Dalma Dean, husband and wife	1/28/08	1/28/08	1/28/13	1/28/13	5 yr	3565653, Affidavit 3740212	15.00%
7N	59W	31	SENE		40.00	15.000000	50%	40%	37.50000%	Howard K. Dean, Jr. and Dalma Dean, husband and wife	1/28/08	1/28/08	1/28/13	1/28/13	5 yr	3565653, Affidavit 3740212	15.00%
7N	59W	31	SWNE		40.00	15.000000	50%	40%	37.50000%	Howard K. Dean, Jr. and Dalma Dean, husband and wife	1/28/08	1/28/08	1/28/13	1/28/13	5 yr	3565653, Affidavit 3740212	15.00%
7N	59W	31	SENW		40.00	15.000000	50%	40%	37.50000%	Howard K. Dean, Jr. and Dalma Dean, husband and wife	1/28/08	1/28/08	1/28/13	1/28/13	5 yr	3565653, Affidavit 3740212	15.00%
7N	59W	31	SWNW	lot 2	41.53	15.573750	50%	40%	37.50000%	Howard K. Dean, Jr. and Dalma Dean, husband and wife	1/28/08	1/28/08	1/28/13	1/28/13	5 yr	3565653, Affidavit 3740212	15.00%
7N	59W	31	NWNW	lot 1	41.68	15.630000	50%	40%	37.50000%	Howard K. Dean, Jr. and Dalma Dean, husband and wife	1/28/08	1/28/08	1/28/13	1/28/13	5 yr	3565653, Affidavit 3740212	15.00%
					323.21	121.203750

7N	59W	20	SWSE		40.00	2.666667	50%	40%	6.66667%	Anita Brauer, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565654, Affidavit 3745467	15.00%
7N	59W	20	NWNE		40.00	2.666667	50%	40%	6.66667%	Anita Brauer, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565654, Affidavit 3745467	15.00%
7N	59W	20	NENE		40.00	2.666667	50%	40%	6.66667%	Anita Brauer, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565654, Affidavit 3745467	15.00%
7N	59W	20	SENE		40.00	2.666667	50%	40%	6.66667%	Anita Brauer, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565654, Affidavit 3745467	15.00%
7N	59W	20	SWNE		40.00	2.666667	50%	40%	6.66667%	Anita Brauer, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565654, Affidavit 3745467	15.00%
7N	59W	20	NWSE		40.00	2.666667	50%	40%	6.66667%	Anita Brauer, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565654, Affidavit 3745467	15.00%
7N	59W	20	SESE		40.00	2.666667	50%	40%	6.66667%	Anita Brauer, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565654, Affidavit 3745467	15.00%
7N	59W	20	NESE		40.00	2.666667	50%	40%	6.66667%	Anita Brauer, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565654, Affidavit 3745467	15.00%
					320.00	21.333333

7N	59W	20	NWNE		40.00	2.666667	50%	40%	6.66667%	Terri Root, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565655, Affidavit 3745471	15.00%
7N	59W	20	NENE		40.00	2.666667	50%	40%	6.66667%	Terri Root, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565655, Affidavit 3745471	15.00%
7N	59W	20	SENE		40.00	2.666667	50%	40%	6.66667%	Terri Root, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565655, Affidavit 3745471	15.00%
7N	59W	20	SWNE		40.00	2.666667	50%	40%	6.66667%	Terri Root, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565655, Affidavit 3745471	15.00%
7N	59W	20	NWSE		40.00	2.666667	50%	40%	6.66667%	Terri Root, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565655, Affidavit 3745471	15.00%
7N	59W	20	NESE		40.00	2.666667	50%	40%	6.66667%	Terri Root, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565655, Affidavit 3745471	15.00%
7N	59W	20	SWSE		40.00	2.666667	50%	40%	6.66667%	Terri Root, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565655, Affidavit 3745471	15.00%
7N	59W	20	SESE		40.00	2.666667	50%	40%	6.66667%	Terri Root, a single woman	2/14/08	2/14/08	2/14/13	2/14/13	5 yr	3565655, Affidavit 3745471	15.00%
					320.00	21.333333

7N	59W	3	NENE		40.00	40.000000	50%	40%	100.00000%	Harold L. Daniels and Madeline P. Daniels, husband and wife	3/21/08	3/21/08	3/21/13	3/21/13	5 yr	3578678, 3751388	15.00%
7N	59W	3	NWNE		40.00	40.000000	50%	40%	100.00000%	Harold L. Daniels and Madeline P. Daniels, husband and wife	3/21/08	3/21/08	3/21/13	3/21/13	5 yr	3578678, 3751388	15.00%
					80.00	80.000000

7N	59W	14	NESW		40.00	40.000000	50%	40%	100.00000%	DC Minerals, LLC	12/21/09	12/21/09	12/21/12	12/21/12	3 yr	3680882	18.00%
7N	59W	14	NWSW		40.00	40.000000	50%	40%	100.00000%	DC Minerals, LLC	12/21/09	12/21/09	12/21/12	12/21/12	3 yr	3680882	18.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	14	SESW		40.00	40.000000	50%	40%	100.00000%	DC Minerals, LLC	12/21/09	12/21/09	12/21/12	12/21/12	3 yr	3680882	18.00%
7N	59W	14	SWSW		40.00	40.000000	50%	40%	100.00000%	DC Minerals, LLC	12/21/09	12/21/09	12/21/12	12/21/12	3 yr	3680882	18.00%
7N	59W	22	NESE		40.00	20.000000	50%	40%	50.00000%	DC Minerals, LLC	12/21/09	12/21/09	12/21/12	12/21/12	3 yr	3680882	18.00%
7N	59W	22	SESE		40.00	20.000000	50%	40%	50.00000%	DC Minerals, LLC	12/21/09	12/21/09	12/21/12	12/21/12	3 yr	3680882	18.00%
7N	59W	27	NENE		40.00	40.000000	50%	40%	100.00000%	DC Minerals, LLC	12/21/09	12/21/09	12/21/12	12/21/12	3 yr	3680882	18.00%
					280.00	240.000000

7N	59W	14	SWSE		40.00	40.000000	50%	40%	100.00000%	DC Minerals, LLC	6/9/10	6/9/10	6/9/13	6/9/13	3 yr	3700885	18.00%
					40.00	40.000000

7N	59W	11	NWNE		40.00	1.547597	50%	40%	3.86899%	Elizabeth P. Peterson, a/k/a Elizabeth Peterson, a married woman, dealing in her sole and separate property	6/19/08	6/19/08	6/19/13	6/19/13	5 yr	Memo 3572384, Affidavit 3714721	15.00%
7N	59W	11	SWNE		40.00	1.547597	50%	40%	3.86899%	Elizabeth P. Peterson, a/k/a Elizabeth Peterson, a married woman, dealing in her sole and separate property	6/19/08	6/19/08	6/19/13	6/19/13	5 yr	Memo 3572384, Affidavit 3714721	15.00%
7N	59W	11	NWNW		40.00	1.547597	50%	40%	3.86899%	Elizabeth P. Peterson, a/k/a Elizabeth Peterson, a married woman, dealing in her sole and separate property	6/19/08	6/19/08	6/19/13	6/19/13	5 yr	Memo 3572384, Affidavit 3714721	15.00%
7N	59W	11	NENW		40.00	1.547597	50%	40%	3.86899%	Elizabeth P. Peterson, a/k/a Elizabeth Peterson, a married woman, dealing in her sole and separate property	6/19/08	6/19/08	6/19/13	6/19/13	5 yr	Memo 3572384, Affidavit 3714721	15.00%
7N	59W	11	SENW		40.00	1.547597	50%	40%	3.86899%	Elizabeth P. Peterson, a/k/a Elizabeth Peterson, a married woman, dealing in her sole and separate property	6/19/08	6/19/08	6/19/13	6/19/13	5 yr	Memo 3572384, Affidavit 3714721	15.00%
7N	59W	11	SWNW		40.00	1.547597	50%	40%	3.86899%	Elizabeth P. Peterson, a/k/a Elizabeth Peterson, a married woman, dealing in her sole and separate property	6/19/08	6/19/08	6/19/13	6/19/13	5 yr	Memo 3572384, Affidavit 3714721	15.00%
					240.00	9.285582

7N	59W	23	NWNE		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Robert A. Hefner IV Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637673	15.00%
7N	59W	23	SWNE		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Robert A. Hefner IV Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637673	15.00%
7N	59W	23	NWNW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Robert A. Hefner IV Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637673	15.00%
7N	59W	23	NENW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Robert A. Hefner IV Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637673	15.00%
7N	59W	23	SENW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Robert A. Hefner IV Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637673	15.00%
7N	59W	23	SWNW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Robert A. Hefner IV Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637673	15.00%
					240.00	2.666664

7N	59W	11	NENE		40.00	20.000000	50%	40%	50.00000%	Gordon W. Smith, a/k/a Gordon Whitford Smith, a/k/a Gordon Smith, a married man, dealing in his sole and separate property	6/19/08	6/19/08	6/19/13	6/19/13	5 yr	Memo 3578332, Affidavit 3714722	15.00%
7N	59W	11	SENE		40.00	20.000000	50%	40%	50.00000%	Gordon W. Smith, a/k/a Gordon Whitford Smith, a/k/a Gordon Smith, a married man, dealing in his sole and separate property	6/19/08	6/19/08	6/19/13	6/19/13	5 yr	Memo 3578332, Affidavit 3714722	15.00%
					80.00	40.000000

7N	60W	23	NENE		40.00	40.000000	50%	40%	100.00000%	Irwin Lee Jess & Tamara Lynne Jess, husband and wife	7/23/08	7/23/08	7/23/13	7/23/13	5 yr	Memo 3579660, Affidavit 3714723	15.00%
7N	60W	23	SWNE		40.00	40.000000	50%	40%	100.00000%	Irwin Lee Jess & Tamara Lynne Jess, husband and wife	7/23/08	7/23/08	7/23/13	7/23/13	5 yr	Memo 3579660, Affidavit 3714723	15.00%
7N	60W	23	NWSE		40.00	40.000000	50%	40%	100.00000%	Irwin Lee Jess & Tamara Lynne Jess, husband and wife	7/23/08	7/23/08	7/23/13	7/23/13	5 yr	Memo 3579660, Affidavit 3714723	15.00%
7N	60W	23	NESE		40.00	40.000000	50%	40%	100.00000%	Irwin Lee Jess & Tamara Lynne Jess, husband and wife	7/23/08	7/23/08	7/23/13	7/23/13	5 yr	Memo 3579660, Affidavit 3714723	15.00%
7N	60W	23	SESE		40.00	40.000000	50%	40%	100.00000%	Irwin Lee Jess & Tamara Lynne Jess, husband and wife	7/23/08	7/23/08	7/23/13	7/23/13	5 yr	Memo 3579660, Affidavit 3714723	15.00%
7N	60W	23	SWSE		40.00	40.000000	50%	40%	100.00000%	Irwin Lee Jess & Tamara Lynne Jess, husband and wife	7/23/08	7/23/08	7/23/13	7/23/13	5 yr	Memo 3579660, Affidavit 3714723	15.00%
7N	60W	23	NWNE		40.00	40.000000	50%	40%	100.00000%	Irwin Lee Jess & Tamara Lynne Jess, husband and wife	7/23/08	7/23/08	7/23/13	7/23/13	5 yr	Memo 3579660, Affidavit 3714723	15.00%
7N	60W	23	SENE		40.00	40.000000	50%	40%	100.00000%	Irwin Lee Jess & Tamara Lynne Jess, husband and wife	7/23/08	7/23/08	7/23/13	7/23/13	5 yr	Memo 3579660, Affidavit 3714723	15.00%
					320.00	320.000000

7N	59W	11	SWNW		40.00	6.666664	50%	40%	16.66666%	Margaret A. Stephenson, Trustee of the John D. Stephenson Family Trust	8/8/08	8/8/08	8/8/13	8/8/11	3 yr + 2 yr opt	Memo 3579663	15.00%
7N	59W	11	NWNW		40.00	6.666664	50%	40%	16.66666%	Margaret A. Stephenson, Trustee of the John D. Stephenson Family Trust	8/8/08	8/8/08	8/8/13	8/8/11	3 yr + 2 yr opt	Memo 3579663	15.00%
7N	59W	11	SENW		40.00	6.666664	50%	40%	16.66666%	Margaret A. Stephenson, Trustee of the John D. Stephenson Family Trust	8/8/08	8/8/08	8/8/13	8/8/11	3 yr + 2 yr opt	Memo 3579663	15.00%
7N	59W	11	NWNE		40.00	6.666664	50%	40%	16.66666%	Margaret A. Stephenson, Trustee of the John D. Stephenson Family Trust	8/8/08	8/8/08	8/8/13	8/8/11	3 yr + 2 yr opt	Memo 3579663	15.00%
7N	59W	11	SWNE		40.00	6.666664	50%	40%	16.66666%	Margaret A. Stephenson, Trustee of the John D. Stephenson Family Trust	8/8/08	8/8/08	8/8/13	8/8/11	3 yr + 2 yr opt	Memo 3579663	15.00%
7N	59W	11	NENW		40.00	6.666664	50%	40%	16.66666%	Margaret A. Stephenson, Trustee of the John D. Stephenson Family Trust	8/8/08	8/8/08	8/8/13	8/8/11	3 yr + 2 yr opt	Memo 3579663	15.00%
					240.00	39.999984

7N	59W	28	SWSE		40.00	10.000000	50%	40%	25.00000%	Elmer Gene Willoughby, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579664, Rat. 3720651, Affidavit 3723487, Affidavit 3726185	15.00%
7N	59W	28	SESE		40.00	10.000000	50%	40%	25.00000%	Elmer Gene Willoughby, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579664, Rat. 3720651, Affidavit 3723487, Affidavit 3726185	15.00%
7N	59W	28	NWNE		40.00	10.000000	50%	40%	25.00000%	Elmer Gene Willoughby, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579664, Rat. 3720651, Affidavit 3723487, Affidavit 3726185	15.00%
7N	59W	28	NENE		40.00	10.000000	50%	40%	25.00000%	Elmer Gene Willoughby, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579664, Rat. 3720651, Affidavit 3723487, Affidavit 3726185	15.00%
7N	59W	28	SENE		40.00	10.000000	50%	40%	25.00000%	Elmer Gene Willoughby, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579664, Rat. 3720651, Affidavit 3723487, Affidavit 3726185	15.00%
7N	59W	28	SWNE		40.00	10.000000	50%	40%	25.00000%	Elmer Gene Willoughby, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579664, Rat. 3720651, Affidavit 3723487, Affidavit 3726185	15.00%
7N	59W	28	NWSE		40.00	10.000000	50%	40%	25.00000%	Elmer Gene Willoughby, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579664, Rat. 3720651, Affidavit 3723487, Affidavit 3726185	15.00%
7N	59W	28	NESE		40.00	10.000000	50%	40%	25.00000%	Elmer Gene Willoughby, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579664, Rat. 3720651, Affidavit 3723487, Affidavit 3726185	15.00%
					320.00	80.000000

7N	59W	28	NENE		40.00	20.000000	50%	40%	50.00000%	Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579665, Affidavit 3723486, Affidavit 3726184	15.00%
7N	59W	28	SENE		40.00	20.000000	50%	40%	50.00000%	Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579665, Affidavit 3723486, Affidavit 3726184	15.00%
7N	59W	28	SWNE		40.00	20.000000	50%	40%	50.00000%	Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579665, Affidavit 3723486, Affidavit 3726184	15.00%
7N	59W	28	NWSE		40.00	20.000000	50%	40%	50.00000%	Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579665, Affidavit 3723486, Affidavit 3726184	15.00%
7N	59W	28	NESE		40.00	20.000000	50%	40%	50.00000%	Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579665, Affidavit 3723486, Affidavit 3726184	15.00%
7N	59W	28	SESE		40.00	20.000000	50%	40%	50.00000%	Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579665, Affidavit 3723486, Affidavit 3726184	15.00%
7N	59W	28	SWSE		40.00	20.000000	50%	40%	50.00000%	Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579665, Affidavit 3723486, Affidavit 3726184	15.00%
7N	59W	28	NWNE		40.00	20.000000	50%	40%	50.00000%	Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3579665, Affidavit 3723486, Affidavit 3726184	15.00%
					320.00	160.000000

7N	59W	2	NENE	lot 1	39.62	0.206355	50%	40%	0.52084%	Barbara J. Hergenreder, a single person	9/5/08	9/5/08	9/5/13	9/5/13	5 yr	Memo 3579666, Affidavit 3731056	15.00%
7N	59W	2	NENW	lot 3	39.99	0.208290	50%	40%	0.52086%	Barbara J. Hergenreder, a single person	9/5/08	9/5/08	9/5/13	9/5/13	5 yr	Memo 3579666, Affidavit 3731056	15.00%
7N	59W	2	NWNE	lot 2	39.81	0.207345	50%	40%	0.52084%	Barbara J. Hergenreder, a single person	9/5/08	9/5/08	9/5/13	9/5/13	5 yr	Memo 3579666, Affidavit 3731056	15.00%
7N	59W	2	NWNW	lot 4	40.17	0.209220	50%	40%	0.52084%	Barbara J. Hergenreder, a single person	9/5/08	9/5/08	9/5/13	9/5/13	5 yr	Memo 3579666, Affidavit 3731056	15.00%
7N	59W	2	SENE		40.00	0.208330	50%	40%	0.52083%	Barbara J. Hergenreder, a single person	9/5/08	9/5/08	9/5/13	9/5/13	5 yr	Memo 3579666, Affidavit 3731056	15.00%
7N	59W	2	SENW		40.00	0.208330	50%	40%	0.52083%	Barbara J. Hergenreder, a single person	9/5/08	9/5/08	9/5/13	9/5/13	5 yr	Memo 3579666, Affidavit 3731056	15.00%
7N	59W	2	SWNE		40.00	0.208330	50%	40%	0.52083%	Barbara J. Hergenreder, a single person	9/5/08	9/5/08	9/5/13	9/5/13	5 yr	Memo 3579666, Affidavit 3731056	15.00%
7N	59W	2	SWNW		40.00	0.208330	50%	40%	0.52083%	Barbara J. Hergenreder, a single person	9/5/08	9/5/08	9/5/13	9/5/13	5 yr	Memo 3579666, Affidavit 3731056	15.00%
					319.59	1.664530

7N	59W	2	NENE	lot 1	39.62	0.206355	50%	40%	0.52084%	Doris L. Barker and Donald D. Barker, wife and husband	9/6/08	9/6/08	9/6/13	9/6/13	5 yr	Memo 3579667, Affidavit 3731057	15.00%
7N	59W	2	NENW	lot 3	39.99	0.208290	50%	40%	0.52086%	Doris L. Barker and Donald D. Barker, wife and husband	9/6/08	9/6/08	9/6/13	9/6/13	5 yr	Memo 3579667, Affidavit 3731057	15.00%
7N	59W	2	NWNE	lot 2	39.81	0.207345	50%	40%	0.52084%	Doris L. Barker and Donald D. Barker, wife and husband	9/6/08	9/6/08	9/6/13	9/6/13	5 yr	Memo 3579667, Affidavit 3731057	15.00%
7N	59W	2	NWNW	lot 4	40.17	0.209220	50%	40%	0.52084%	Doris L. Barker and Donald D. Barker, wife and husband	9/6/08	9/6/08	9/6/13	9/6/13	5 yr	Memo 3579667, Affidavit 3731057	15.00%
7N	59W	2	SENE		40.00	0.208330	50%	40%	0.52083%	Doris L. Barker and Donald D. Barker, wife and husband	9/6/08	9/6/08	9/6/13	9/6/13	5 yr	Memo 3579667, Affidavit 3731057	15.00%
7N	59W	2	SENW		40.00	0.208330	50%	40%	0.52083%	Doris L. Barker and Donald D. Barker, wife and husband	9/6/08	9/6/08	9/6/13	9/6/13	5 yr	Memo 3579667, Affidavit 3731057	15.00%
7N	59W	2	SWNE		40.00	0.208330	50%	40%	0.52083%	Doris L. Barker and Donald D. Barker, wife and husband	9/6/08	9/6/08	9/6/13	9/6/13	5 yr	Memo 3579667, Affidavit 3731057	15.00%
7N	59W	2	SWNW		40.00	0.208330	50%	40%	0.52083%	Doris L. Barker and Donald D. Barker, wife and husband	9/6/08	9/6/08	9/6/13	9/6/13	5 yr	Memo 3579667, Affidavit 3731057	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
					319.59	1.664530

7N	59W	9	NENE		40.00	0.253527	50%	40%	0.63382%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	9	NESE		40.00	0.253527	50%	40%	0.63382%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	9	NWNE		40.00	0.253527	50%	40%	0.63382%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	9	NWSE		40.00	0.253527	50%	40%	0.63382%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	9	SENE		40.00	0.253527	50%	40%	0.63382%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	9	SESE		40.00	0.253527	50%	40%	0.63382%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	9	SWNE		40.00	0.253527	50%	40%	0.63382%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	9	SWSE		40.00	0.253527	50%	40%	0.63382%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	11	NESE		40.00	0.253531	50%	40%	0.63383%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	11	NESW		40.00	0.253531	50%	40%	0.63383%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	11	NWSE		40.00	0.253531	50%	40%	0.63383%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	11	NWSW		40.00	0.253531	50%	40%	0.63383%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	11	SESE		40.00	0.253531	50%	40%	0.63383%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	11	SESW		40.00	0.253531	50%	40%	0.63383%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	11	SWSE		40.00	0.253531	50%	40%	0.63383%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	11	SWSW		40.00	0.253531	50%	40%	0.63383%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	22	NESE		40.00	0.184383	50%	40%	0.46096%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	22	NWSE		40.00	0.184383	50%	40%	0.46096%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	22	SESE		40.00	0.184383	50%	40%	0.46096%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
7N	59W	22	SWSE		40.00	0.184383	50%	40%	0.46096%	Pentagon Oil Company, a Texas Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579668	15.00%
					800.00	4.793997

7N	59W	9	NENE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	9	NESE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	9	NWNE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	9	NWSE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	9	SENE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	9	SESE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	9	SWNE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	9	SWSE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	11	NESE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	11	NESW		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	11	NWSE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	11	NWSW		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	11	SESE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	11	SESW		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	11	SWSE		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	11	SWSW		40.00	0.158400	50%	40%	0.39600%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	22	NESE		40.00	0.115200	50%	40%	0.28800%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	22	NWSE		40.00	0.115200	50%	40%	0.28800%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	22	SESE		40.00	0.115200	50%	40%	0.28800%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
7N	59W	22	SWSE		40.00	0.115200	50%	40%	0.28800%	Chaparral Royalty Company, a Texas Parntership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579669	15.00%
					800.00	2.995200

7N	59W	17	SWNE		40.00	0.312500	50%	40%	0.78125%	Melvin H. Brantley, a single person	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3579924, Affidavit 3731062	15.00%
7N	59W	17	NWNW		40.00	0.312500	50%	40%	0.78125%	Melvin H. Brantley, a single person	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3579924, Affidavit 3731062	15.00%
7N	59W	17	NENW		40.00	0.312500	50%	40%	0.78125%	Melvin H. Brantley, a single person	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3579924, Affidavit 3731062	15.00%
7N	59W	17	SENW		40.00	0.312500	50%	40%	0.78125%	Melvin H. Brantley, a single person	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3579924, Affidavit 3731062	15.00%
7N	59W	17	SWNW		40.00	0.312500	50%	40%	0.78125%	Melvin H. Brantley, a single person	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3579924, Affidavit 3731062	15.00%
7N	59W	17	NWNE		40.00	0.312500	50%	40%	0.78125%	Melvin H. Brantley, a single person	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3579924, Affidavit 3731062	15.00%
7N	59W	17	SENE		40.00	0.312500	50%	40%	0.78125%	Melvin H. Brantley, a single person	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3579924, Affidavit 3731062	15.00%
7N	59W	17	NENE		40.00	0.312500	50%	40%	0.78125%	Melvin H. Brantley, a single person	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3579924, Affidavit 3731062	15.00%
					320.00	2.500000

7N	59W	9	NENE		40.00	0.351962	50%	40%	0.87991%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	9	NESE		40.00	0.351962	50%	40%	0.87991%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	9	NWNE		40.00	0.351962	50%	40%	0.87991%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	9	NWSE		40.00	0.351962	50%	40%	0.87991%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	9	SENE		40.00	0.351962	50%	40%	0.87991%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	9	SESE		40.00	0.351962	50%	40%	0.87991%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	9	SWNE		40.00	0.351962	50%	40%	0.87991%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	9	SWSE		40.00	0.351962	50%	40%	0.87991%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	11	NESE		40.00	0.351961	50%	40%	0.87990%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	11	NESW		40.00	0.351961	50%	40%	0.87990%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	11	NWSE		40.00	0.351961	50%	40%	0.87990%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	11	NWSW		40.00	0.351961	50%	40%	0.87990%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	11	SESE		40.00	0.351961	50%	40%	0.87990%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	11	SESW		40.00	0.351961	50%	40%	0.87990%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	11	SWSE		40.00	0.351961	50%	40%	0.87990%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	11	SWSW		40.00	0.351961	50%	40%	0.87990%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	22	NESE		40.00	0.255973	50%	40%	0.63993%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	22	NWSE		40.00	0.255973	50%	40%	0.63993%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	22	SESE		40.00	0.255973	50%	40%	0.63993%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
7N	59W	22	SWSE		40.00	0.255973	50%	40%	0.63993%	Colonial Royalties Limited Partnership, a Oklahoma Partnership	8/15/08	8/15/08	8/15/13	8/15/13	5 yr	Memo 3579925	15.00%
					800.00	6.655274

7N	59W	3	NENW	lot 3	40.43	6.064500	50%	40%	15.00000%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	3	NESW		40.00	13.333333	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	3	NWNW	lot 4	40.50	6.075000	50%	40%	15.00000%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	3	NWSW		40.00	13.333333	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	3	SENE		40.00	7.000000	50%	40%	17.50000%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	3	SENW		40.00	6.000000	50%	40%	15.00000%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	3	SESW		40.00	13.333333	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	3	SWNE		40.00	7.000000	50%	40%	17.50000%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	3	SWNW		40.00	6.000000	50%	40%	15.00000%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	3	SWSW		40.00	13.333333	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	4	NENE	lot 1	40.56	13.519997	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	4	NWNE	lot 2	40.60	13.533331	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	4	SENE		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	4	SWNE		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	8	NENE		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	8	NENW		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	8	NWNE		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	8	NWNW		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	8	SENE		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	8	SENW		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	8	SWNE		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
7N	59W	8	SWNW		40.00	13.333332	50%	40%	33.33333%	The Dewey E. And Lourene E. Miller Trust dated March 16, 2001	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3581439, Affidavit 3732171	15.00%
					882.09	251.859480

7N	59W	14	SESE		40.00	0.000000	50%	40%		Barbara Jo McFarland, a/k/a Barbara J. McFarland, a/k/a Barbara McFarland, a widow	9/11/08	9/11/08	9/11/13	9/11/13	5 yr	Memo 3581441, Affidavit 3732173	15.00%
7N	59W	14	NESE		40.00	0.000000	50%	40%		Barbara Jo McFarland, a/k/a Barbara J. McFarland, a/k/a Barbara McFarland, a widow	9/11/08	9/11/08	9/11/13	9/11/13	5 yr	Memo 3581441, Affidavit 3732173	15.00%
7N	59W	14	SWSE		40.00	0.000000	50%	40%		Barbara Jo McFarland, a/k/a Barbara J. McFarland, a/k/a Barbara McFarland, a widow	9/11/08	9/11/08	9/11/13	9/11/13	5 yr	Memo 3581441, Affidavit 3732173	15.00%
7N	59W	14	NWSW		40.00	0.000000	50%	40%		Barbara Jo McFarland, a/k/a Barbara J. McFarland, a/k/a Barbara McFarland, a widow	9/11/08	9/11/08	9/11/13	9/11/13	5 yr	Memo 3581441, Affidavit 3732173	15.00%
7N	59W	14	NESW		40.00	0.000000	50%	40%		Barbara Jo McFarland, a/k/a Barbara J. McFarland, a/k/a Barbara McFarland, a widow	9/11/08	9/11/08	9/11/13	9/11/13	5 yr	Memo 3581441, Affidavit 3732173	15.00%
7N	59W	14	SESW		40.00	0.000000	50%	40%		Barbara Jo McFarland, a/k/a Barbara J. McFarland, a/k/a Barbara McFarland, a widow	9/11/08	9/11/08	9/11/13	9/11/13	5 yr	Memo 3581441, Affidavit 3732173	15.00%
7N	59W	14	SWSW		40.00	0.000000	50%	40%		Barbara Jo McFarland, a/k/a Barbara J. McFarland, a/k/a Barbara McFarland, a widow	9/11/08	9/11/08	9/11/13	9/11/13	5 yr	Memo 3581441, Affidavit 3732173	15.00%
7N	59W	14	NWSE		40.00	0.000000	50%	40%		Barbara Jo McFarland, a/k/a Barbara J. McFarland, a/k/a Barbara McFarland, a widow	9/11/08	9/11/08	9/11/13	9/11/13	5 yr	Memo 3581441, Affidavit 3732173	15.00%
					320.00	0.000000

7N	59W	33	NENE		40.00	6.666666	50%	40%	16.66667%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	33	NESE		40.00	6.666666	50%	40%	16.66667%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	33	NWNE		40.00	6.666666	50%	40%	16.66667%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	33	NWSE		40.00	6.666666	50%	40%	16.66667%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	33	SENE		40.00	6.666666	50%	40%	16.66667%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	33	SESE		40.00	6.666666	50%	40%	16.66667%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	33	SWNE		40.00	6.666666	50%	40%	16.66667%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	33	SWSE		40.00	6.666666	50%	40%	16.66667%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	34	NENE		40.00	0.416667	50%	40%	1.04167%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	34	NESE		40.00	0.416667	50%	40%	1.04167%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	34	NWNE		40.00	0.416667	50%	40%	1.04167%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	34	NWSE		40.00	0.416667	50%	40%	1.04167%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	34	SENE		40.00	0.416667	50%	40%	1.04167%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	34	SESE		40.00	0.416667	50%	40%	1.04167%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	34	SWNE		40.00	0.416667	50%	40%	1.04167%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
7N	59W	34	SWSE		40.00	0.416667	50%	40%	1.04167%	James C. Young, Jr., a married man dealing in his sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581442, Affidavit 3731069	15.00%
					640.00	56.666662

7N	59W	33	NENE		40.00	6.666666	50%	40%	16.66667%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	33	NESE		40.00	6.666666	50%	40%	16.66667%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	33	NWNE		40.00	6.666666	50%	40%	16.66667%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	33	NWSE		40.00	6.666666	50%	40%	16.66667%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	33	SENE		40.00	6.666666	50%	40%	16.66667%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	33	SESE		40.00	6.666666	50%	40%	16.66667%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	33	SWNE		40.00	6.666666	50%	40%	16.66667%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	33	SWSE		40.00	6.666666	50%	40%	16.66667%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	34	NENE		40.00	0.416667	50%	40%	1.04167%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	34	NESE		40.00	0.416667	50%	40%	1.04167%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	34	NWNE		40.00	0.416667	50%	40%	1.04167%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	34	NWSE		40.00	0.416667	50%	40%	1.04167%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	34	SENE		40.00	0.416667	50%	40%	1.04167%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	34	SESE		40.00	0.416667	50%	40%	1.04167%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	34	SWNE		40.00	0.416667	50%	40%	1.04167%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
7N	59W	34	SWSE		40.00	0.416667	50%	40%	1.04167%	Dianne Y. Fuller, a married woman dealing in her sole and separate property	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581443, Affidavit 3732174	15.00%
					640.00	56.666662

7N	59W	33	NENE		40.00	6.666666	50%	40%	16.66667%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	33	NESE		40.00	6.666666	50%	40%	16.66667%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	33	NWNE		40.00	6.666666	50%	40%	16.66667%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	33	NWSE		40.00	6.666666	50%	40%	16.66667%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	33	SENE		40.00	6.666666	50%	40%	16.66667%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	33	SESE		40.00	6.666666	50%	40%	16.66667%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	33	SWNE		40.00	6.666666	50%	40%	16.66667%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	33	SWSE		40.00	6.666666	50%	40%	16.66667%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	34	NENE		40.00	0.416667	50%	40%	1.04167%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	34	NESE		40.00	0.416667	50%	40%	1.04167%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	34	NWNE		40.00	0.416667	50%	40%	1.04167%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	34	NWSE		40.00	0.416667	50%	40%	1.04167%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	34	SENE		40.00	0.416667	50%	40%	1.04167%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	34	SESE		40.00	0.416667	50%	40%	1.04167%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	34	SWNE		40.00	0.416667	50%	40%	1.04167%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
7N	59W	34	SWSE		40.00	0.416667	50%	40%	1.04167%	John W. Young, a single man	9/12/08	9/12/08	9/12/13	9/12/13	5 yr	Memo 3581444, Affidavit 3732175	15.00%
					640.00	56.666662

7N	59W	18	NESE		40.00	0.833332	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	59W	18	NESW		40.00	0.833332	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	59W	18	NWSE		40.00	0.833332	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	59W	18	NWSW	lot 3	42.12	0.877499	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	59W	18	SENW		40.00	0.833332	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	59W	18	SESE		40.00	0.833332	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	18	SESW		40.00	0.833332	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	59W	18	SWNW	lot 2	42.16	0.878332	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	59W	18	SWSE		40.00	0.833332	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	59W	18	SWSW	lot 4	42.08	0.876665	50%	40%	2.08333%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	60W	23	NENW		40.00	1.666660	50%	40%	4.16665%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	60W	23	NESW		40.00	1.666660	50%	40%	4.16665%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	60W	23	NWNW		40.00	1.666660	50%	40%	4.16665%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	60W	23	NWSW		40.00	1.666660	50%	40%	4.16665%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	60W	23	SENW		40.00	1.666660	50%	40%	4.16665%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	60W	23	SESW		40.00	1.666660	50%	40%	4.16665%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	60W	23	SWNW		40.00	1.666660	50%	40%	4.16665%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
7N	60W	23	SWSW		40.00	1.666660	50%	40%	4.16665%	Roxanne Honaker, a married woman dealing in her sole and separate property	8/20/08	8/20/08	8/20/13	8/20/11	3 yr.+ 2 yr opt	Memo 3582336	15.00%
					726.36	21.799100

7N	59W	15	NWNW		40.00	17.500000	50%	40%	43.75000%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	NENW		40.00	17.500000	50%	40%	43.75000%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	SWNW		40.00	17.500000	50%	40%	43.75000%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	NWNE		40.00	17.500000	50%	40%	43.75000%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	SENW		40.00	17.500000	50%	40%	43.75000%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	SWNE		40.00	17.500000	50%	40%	43.75000%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	SENE		40.00	17.500000	50%	40%	43.75000%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	NWSE		40.00	39.395834	50%	40%	98.48958%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	NESE		40.00	39.395834	50%	40%	98.48958%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	SWSE		40.00	39.395834	50%	40%	98.48958%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	SESE		40.00	39.395834	50%	40%	98.48958%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	NENE		40.00	17.500000	50%	40%	43.75000%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	NWSW		30.04	13.140315	50%	40%	43.75001%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
7N	59W	15	NESW		30.04	13.140315	50%	40%	43.75001%	Keith V. Ashbaugh, a/k/a Keith Ashbaugh and Shirley Ashbaugh, a/k/a Shirley L. Ashbaugh, husband and wife	9/1/08	9/1/08	9/1/13	9/1/13	5 yr	Memo 3582337, Ratification 3642657, 3642658, 3642659, 3637677 & 3655672, Affidavit 3731052	15.00%
					540.07	323.863964

7N	59W	17	NESE		40.00	5.875000	50%	40%	14.68750%	Rodney S. Marcum, a married man, dealing in his sole and separate property	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3582338, Affidavit 3731053	15.00%
7N	59W	17	NESW		40.00	5.875000	50%	40%	14.68750%	Rodney S. Marcum, a married man, dealing in his sole and separate property	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3582338, Affidavit 3731053	15.00%
7N	59W	17	NWSE		40.00	5.875000	50%	40%	14.68750%	Rodney S. Marcum, a married man, dealing in his sole and separate property	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3582338, Affidavit 3731053	15.00%
7N	59W	17	NWSW		40.00	5.875000	50%	40%	14.68750%	Rodney S. Marcum, a married man, dealing in his sole and separate property	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3582338, Affidavit 3731053	15.00%
7N	59W	17	SESE		40.00	5.875000	50%	40%	14.68750%	Rodney S. Marcum, a married man, dealing in his sole and separate property	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3582338, Affidavit 3731053	15.00%
7N	59W	17	SESW		40.00	5.875000	50%	40%	14.68750%	Rodney S. Marcum, a married man, dealing in his sole and separate property	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3582338, Affidavit 3731053	15.00%
7N	59W	17	SWSE		40.00	5.875000	50%	40%	14.68750%	Rodney S. Marcum, a married man, dealing in his sole and separate property	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3582338, Affidavit 3731053	15.00%
7N	59W	17	SWSW		40.00	5.875000	50%	40%	14.68750%	Rodney S. Marcum, a married man, dealing in his sole and separate property	9/2/08	9/2/08	9/2/13	9/2/13	5 yr	Memo 3582338, Affidavit 3731053	15.00%
					320.00	47.000000

7N	59W	17	NESE		40.00	5.750000	50%	40%	14.37500%	Virginia R. Potter, a single person	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582339, Affidavit 3731054	15.00%
7N	59W	17	NESW		40.00	5.750000	50%	40%	14.37500%	Virginia R. Potter, a single person	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582339, Affidavit 3731054	15.00%
7N	59W	17	NWSE		40.00	5.750000	50%	40%	14.37500%	Virginia R. Potter, a single person	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582339, Affidavit 3731054	15.00%
7N	59W	17	NWSW		40.00	5.750000	50%	40%	14.37500%	Virginia R. Potter, a single person	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582339, Affidavit 3731054	15.00%
7N	59W	17	SESE		40.00	5.750000	50%	40%	14.37500%	Virginia R. Potter, a single person	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582339, Affidavit 3731054	15.00%
7N	59W	17	SESW		40.00	5.750000	50%	40%	14.37500%	Virginia R. Potter, a single person	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582339, Affidavit 3731054	15.00%
7N	59W	17	SWSE		40.00	5.750000	50%	40%	14.37500%	Virginia R. Potter, a single person	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582339, Affidavit 3731054	15.00%
7N	59W	17	SWSW		40.00	5.750000	50%	40%	14.37500%	Virginia R. Potter, a single person	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582339, Affidavit 3731054	15.00%
					320.00	46.000000

7N	59W	17	NESE		40.00	5.875000	50%	40%	14.68750%	Sharon Colson, a married person, dealing in her sole and separate property	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582340, Affidavit 3731055	15.00%
7N	59W	17	NESW		40.00	5.875000	50%	40%	14.68750%	Sharon Colson, a married person, dealing in her sole and separate property	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582340, Affidavit 3731055	15.00%
7N	59W	17	NWSE		40.00	5.875000	50%	40%	14.68750%	Sharon Colson, a married person, dealing in her sole and separate property	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582340, Affidavit 3731055	15.00%
7N	59W	17	NWSW		40.00	5.875000	50%	40%	14.68750%	Sharon Colson, a married person, dealing in her sole and separate property	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582340, Affidavit 3731055	15.00%
7N	59W	17	SESE		40.00	5.875000	50%	40%	14.68750%	Sharon Colson, a married person, dealing in her sole and separate property	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582340, Affidavit 3731055	15.00%
7N	59W	17	SESW		40.00	5.875000	50%	40%	14.68750%	Sharon Colson, a married person, dealing in her sole and separate property	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582340, Affidavit 3731055	15.00%
7N	59W	17	SWSE		40.00	5.875000	50%	40%	14.68750%	Sharon Colson, a married person, dealing in her sole and separate property	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582340, Affidavit 3731055	15.00%
7N	59W	17	SWSW		40.00	5.875000	50%	40%	14.68750%	Sharon Colson, a married person, dealing in her sole and separate property	9/4/08	9/4/08	9/4/13	9/4/13	5 yr	Memo 3582340, Affidavit 3731055	15.00%
					320.00	47.000000

7N	59W	4	NENE	lot 1	40.56	0.169000	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	4	NWNE	lot 2	40.60	0.169166	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	4	SENE		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	4	SWNE		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	8	NENE		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	8	NENW		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	8	NWNE		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	8	NWNW		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	8	SENE		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	8	SENW		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	8	SWNE		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
7N	59W	8	SWNW		40.00	0.166667	50%	40%	0.41667%	John Kuehn, a/k/a John L. Kuehn, a/k/a John Lee Kuehn, a single man	10/3/08	10/3/08	10/3/13	10/3/13	5 yr	Memo 3584253	15.00%
					481.16	2.004836

7N	59W	18	NESE		40.00	1.666666	50%	40%	4.16667%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	59W	18	NESW		40.00	1.666666	50%	40%	4.16667%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	59W	18	NWSE		40.00	1.666666	50%	40%	4.16667%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	59W	18	NWSW	lot 3	42.12	1.755000	50%	40%	4.16667%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	59W	18	SENW		40.00	1.666666	50%	40%	4.16667%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	59W	18	SESE		40.00	1.666666	50%	40%	4.16667%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	59W	18	SESW		40.00	1.666666	50%	40%	4.16667%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	59W	18	SWNW	lot 2	42.16	1.756668	50%	40%	4.16667%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	59W	18	SWSE		40.00	1.666666	50%	40%	4.16667%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	59W	18	SWSW	lot 4	42.08	1.753337	50%	40%	4.16668%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	60W	23	NENW		40.00	3.333332	50%	40%	8.33333%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	60W	23	NESW		40.00	3.333332	50%	40%	8.33333%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	60W	23	NWNW		40.00	3.333332	50%	40%	8.33333%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	60W	23	NWSW		40.00	3.333332	50%	40%	8.33333%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	60W	23	SENW		40.00	3.333332	50%	40%	8.33333%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	60W	23	SESW		40.00	3.333332	50%	40%	8.33333%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	60W	23	SWNW		40.00	3.333332	50%	40%	8.33333%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
7N	60W	23	SWSW		40.00	3.333332	50%	40%	8.33333%	Bill Paul, a married man dealing in his sole and separate property	9/5/08	9/5/08	9/5/13	9/5/11	3 yr + 2 yr opt	Memo 3584254	15.00%
					726.36	43.598323

7N	59W	19	NENE		40.00	40.000000	50%	40%	100.00000%	John Thomas Logan, a married man dealing in his sole and separate property	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3584257, Affidavit 3731070	15.00%
7N	59W	19	NESE		40.00	40.000000	50%	40%	100.00000%	John Thomas Logan, a married man dealing in his sole and separate property	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3584257, Affidavit 3731070	15.00%
7N	59W	19	NWNE		40.00	40.000000	50%	40%	100.00000%	John Thomas Logan, a married man dealing in his sole and separate property	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3584257, Affidavit 3731070	15.00%
7N	59W	19	NWSE		40.00	40.000000	50%	40%	100.00000%	John Thomas Logan, a married man dealing in his sole and separate property	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3584257, Affidavit 3731070	15.00%
7N	59W	19	SENE		40.00	40.000000	50%	40%	100.00000%	John Thomas Logan, a married man dealing in his sole and separate property	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3584257, Affidavit 3731070	15.00%
7N	59W	19	SESE		40.00	40.000000	50%	40%	100.00000%	John Thomas Logan, a married man dealing in his sole and separate property	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3584257, Affidavit 3731070	15.00%
7N	59W	19	SWNE		40.00	40.000000	50%	40%	100.00000%	John Thomas Logan, a married man dealing in his sole and separate property	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3584257, Affidavit 3731070	15.00%
7N	59W	19	SWSE		40.00	40.000000	50%	40%	100.00000%	John Thomas Logan, a married man dealing in his sole and separate property	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3584257, Affidavit 3731070	15.00%
					320.00	320.000000

7N	59W	10	NESW		40.00	2.222000	50%	40%	5.55500%	Victoria Karn, a/k/a Vicki Karn and Terry E. Karn, wife and husband	9/10/08	9/10/08	9/10/13	9/10/13	5 yr	Memo 3584258, Affidavit 3731066	15.00%
7N	59W	10	NWSW		40.00	2.222000	50%	40%	5.55500%	Victoria Karn, a/k/a Vicki Karn and Terry E. Karn, wife and husband	9/10/08	9/10/08	9/10/13	9/10/13	5 yr	Memo 3584258, Affidavit 3731066	15.00%
7N	59W	10	SESW		40.00	2.222000	50%	40%	5.55500%	Victoria Karn, a/k/a Vicki Karn and Terry E. Karn, wife and husband	9/10/08	9/10/08	9/10/13	9/10/13	5 yr	Memo 3584258, Affidavit 3731066	15.00%
7N	59W	10	SWSW		40.00	2.222000	50%	40%	5.55500%	Victoria Karn, a/k/a Vicki Karn and Terry E. Karn, wife and husband	9/10/08	9/10/08	9/10/13	9/10/13	5 yr	Memo 3584258, Affidavit 3731066	15.00%
					160.00	8.888000

7N	59W	11	NESE		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	11	NESW		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	11	NWSE		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	11	NWSW		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	11	SESE		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	11	SESW		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	11	SWSE		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	11	SWSW		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	23	NENW		40.00	1.250000	50%	40%	3.12500%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	23	NWNE		40.00	1.250000	50%	40%	3.12500%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	23	NWNW		40.00	1.250000	50%	40%	3.12500%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	23	SENW		40.00	1.250000	50%	40%	3.12500%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	23	SWNE		40.00	1.250000	50%	40%	3.12500%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
7N	59W	23	SWNW		40.00	1.250000	50%	40%	3.12500%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman, dealing in her sole and separate property	9/17/08	9/17/08	9/17/13	9/17/13	5 yr	Memo 3584259, Affidavit 3731072	15.00%
					560.00	8.750000

7N	59W	8	NESE		40.00	0.937500	50%	40%	2.34375%	Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588025, Affidavit 3731058	15.00%
7N	59W	8	NESW		40.00	0.937500	50%	40%	2.34375%	Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588025, Affidavit 3731058	15.00%
7N	59W	8	NWSE		40.00	0.937500	50%	40%	2.34375%	Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588025, Affidavit 3731058	15.00%
7N	59W	8	NWSW		40.00	0.937500	50%	40%	2.34375%	Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588025, Affidavit 3731058	15.00%
7N	59W	8	SESE		40.00	0.937500	50%	40%	2.34375%	Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588025, Affidavit 3731058	15.00%
7N	59W	8	SESW		40.00	0.937500	50%	40%	2.34375%	Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588025, Affidavit 3731058	15.00%
7N	59W	8	SWSE		40.00	0.937500	50%	40%	2.34375%	Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588025, Affidavit 3731058	15.00%
7N	59W	8	SWSW		40.00	0.937500	50%	40%	2.34375%	Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588025, Affidavit 3731058	15.00%
					320.00	7.500000

7N	59W	11	NESE		40.00	0.156250	50%	40%	0.39063%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	11	NESW		40.00	0.156250	50%	40%	0.39063%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	11	NWSE		40.00	0.156250	50%	40%	0.39063%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	11	NWSW		40.00	0.156250	50%	40%	0.39063%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	11	SESE		40.00	0.156250	50%	40%	0.39063%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	11	SESW		40.00	0.156250	50%	40%	0.39063%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	11	SWSE		40.00	0.156250	50%	40%	0.39063%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	11	SWSW		40.00	0.156250	50%	40%	0.39063%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	23	NENW		40.00	1.250000	50%	40%	3.12500%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	23	NWNE		40.00	1.250000	50%	40%	3.12500%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	23	NWNW		40.00	1.250000	50%	40%	3.12500%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	23	SENW		40.00	1.250000	50%	40%	3.12500%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	23	SWNE		40.00	1.250000	50%	40%	3.12500%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
7N	59W	23	SWNW		40.00	1.250000	50%	40%	3.12500%	The William K. McGarvey Revocable Trust, dated September 2, 1999	9/16/08	9/16/08	9/16/13	9/16/13	5 yr	Memo 3588026, Affidavit 3731071	15.00%
					560.00	8.750000

7N	59W	11	NESE		40.00	0.156250	50%	40%	0.39063%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	11	NESW		40.00	0.156250	50%	40%	0.39063%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	11	NWSE		40.00	0.156250	50%	40%	0.39063%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	11	NWSW		40.00	0.156250	50%	40%	0.39063%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	11	SESE		40.00	0.156250	50%	40%	0.39063%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	11	SESW		40.00	0.156250	50%	40%	0.39063%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	11	SWSE		40.00	0.156250	50%	40%	0.39063%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	11	SWSW		40.00	0.156250	50%	40%	0.39063%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	23	NENW		40.00	1.250000	50%	40%	3.12500%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	23	NWNE		40.00	1.250000	50%	40%	3.12500%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	23	NWNW		40.00	1.250000	50%	40%	3.12500%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	23	SENW		40.00	1.250000	50%	40%	3.12500%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	23	SWNE		40.00	1.250000	50%	40%	3.12500%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
7N	59W	23	SWNW		40.00	1.250000	50%	40%	3.12500%	The Eugene J. McGarvey, Jr., Revocable Trust dated November 16, 2005	9/22/08	9/22/08	9/22/13	9/22/13	5 yr	Memo 3588027, Affidavit 3731074	15.00%
					560.00	8.750000

7N	59W	33	NENE		40.00	6.666666	50%	40%	16.66667%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	33	NESE		40.00	6.666666	50%	40%	16.66667%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	33	NWNE		40.00	6.666666	50%	40%	16.66667%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	33	NWSE		40.00	6.666666	50%	40%	16.66667%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	33	SENE		40.00	6.666666	50%	40%	16.66667%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	33	SESE		40.00	6.666666	50%	40%	16.66667%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	33	SWNE		40.00	6.666666	50%	40%	16.66667%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	33	SWSE		40.00	6.666666	50%	40%	16.66667%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	34	NENE		40.00	0.625000	50%	40%	1.56250%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	34	NESE		40.00	0.625000	50%	40%	1.56250%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	34	NWNE		40.00	0.625000	50%	40%	1.56250%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	34	NWSE		40.00	0.625000	50%	40%	1.56250%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	34	SENE		40.00	0.625000	50%	40%	1.56250%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	34	SESE		40.00	0.625000	50%	40%	1.56250%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	34	SWNE		40.00	0.625000	50%	40%	1.56250%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
7N	59W	34	SWSE		40.00	0.625000	50%	40%	1.56250%	Roger Hilzer, a married man dealing in his sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3588029, Affidavit 3731065	15.00%
					640.00	58.333328

7N	59W	17	NENE		40.00	0.312500	50%	40%	0.78125%	Richard C. Brantley and Lodean L. Brantley, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588461, Affidavit 3731060	15.00%
7N	59W	17	NENW		40.00	0.312500	50%	40%	0.78125%	Richard C. Brantley and Lodean L. Brantley, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588461, Affidavit 3731060	15.00%
7N	59W	17	NWNE		40.00	0.312500	50%	40%	0.78125%	Richard C. Brantley and Lodean L. Brantley, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588461, Affidavit 3731060	15.00%
7N	59W	17	NWNW		40.00	0.312500	50%	40%	0.78125%	Richard C. Brantley and Lodean L. Brantley, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588461, Affidavit 3731060	15.00%
7N	59W	17	SENE		40.00	0.312500	50%	40%	0.78125%	Richard C. Brantley and Lodean L. Brantley, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588461, Affidavit 3731060	15.00%
7N	59W	17	SENW		40.00	0.312500	50%	40%	0.78125%	Richard C. Brantley and Lodean L. Brantley, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588461, Affidavit 3731060	15.00%
7N	59W	17	SWNE		40.00	0.312500	50%	40%	0.78125%	Richard C. Brantley and Lodean L. Brantley, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588461, Affidavit 3731060	15.00%
7N	59W	17	SWNW		40.00	0.312500	50%	40%	0.78125%	Richard C. Brantley and Lodean L. Brantley, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3588461, Affidavit 3731060	15.00%
					320.00	2.500000

7N	59W	28	NENE		40.00	10.000000	50%	40%	25.00000%	Cherie Lynn Solomon, a married woman dealing in her sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3588462, Affidavit 3723485, Affidavit 3726183	15.00%
7N	59W	28	NESE		40.00	10.000000	50%	40%	25.00000%	Cherie Lynn Solomon, a married woman dealing in her sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3588462, Affidavit 3723485, Affidavit 3726183	15.00%
7N	59W	28	NWNE		40.00	10.000000	50%	40%	25.00000%	Cherie Lynn Solomon, a married woman dealing in her sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3588462, Affidavit 3723485, Affidavit 3726183	15.00%
7N	59W	28	NWSE		40.00	10.000000	50%	40%	25.00000%	Cherie Lynn Solomon, a married woman dealing in her sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3588462, Affidavit 3723485, Affidavit 3726183	15.00%
7N	59W	28	SENE		40.00	10.000000	50%	40%	25.00000%	Cherie Lynn Solomon, a married woman dealing in her sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3588462, Affidavit 3723485, Affidavit 3726183	15.00%
7N	59W	28	SESE		40.00	10.000000	50%	40%	25.00000%	Cherie Lynn Solomon, a married woman dealing in her sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3588462, Affidavit 3723485, Affidavit 3726183	15.00%
7N	59W	28	SWNE		40.00	10.000000	50%	40%	25.00000%	Cherie Lynn Solomon, a married woman dealing in her sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3588462, Affidavit 3723485, Affidavit 3726183	15.00%
7N	59W	28	SWSE		40.00	10.000000	50%	40%	25.00000%	Cherie Lynn Solomon, a married woman dealing in her sole and separate property	8/19/08	8/19/08	8/19/13	8/19/13	5 yr	Memo 3588462, Affidavit 3723485, Affidavit 3726183	15.00%
					320.00	80.000000

7N	59W	15	NESW		9.97	4.359690	50%	40%	43.75003%	Jesse U. Archuleta, a/k/a Jesse Archuleta and Stephanie L. Archuleta, a/k/a Stephanie Archuleta, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3592038, Affidavit 3731059	15.00%
7N	59W	15	NWSW		9.97	4.359690	50%	40%	43.75003%	Jesse U. Archuleta, a/k/a Jesse Archuleta and Stephanie L. Archuleta, a/k/a Stephanie Archuleta, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3592038, Affidavit 3731059	15.00%
7N	59W	15	SESW		40.00	17.500000	50%	40%	43.75000%	Jesse U. Archuleta, a/k/a Jesse Archuleta and Stephanie L. Archuleta, a/k/a Stephanie Archuleta, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3592038, Affidavit 3731059	15.00%
7N	59W	15	SWSW		40.00	17.500000	50%	40%	43.75000%	Jesse U. Archuleta, a/k/a Jesse Archuleta and Stephanie L. Archuleta, a/k/a Stephanie Archuleta, husband and wife	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Memo 3592038, Affidavit 3731059	15.00%
					99.93	43.719380

7N	59W	33	NENE		40.00	6.666666	50%	40%	16.66667%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	33	NESE		40.00	6.666666	50%	40%	16.66667%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	33	NWNE		40.00	6.666666	50%	40%	16.66667%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	33	NWSE		40.00	6.666666	50%	40%	16.66667%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	33	SENE		40.00	6.666666	50%	40%	16.66667%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	33	SESE		40.00	6.666666	50%	40%	16.66667%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	33	SWNE		40.00	6.666666	50%	40%	16.66667%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	33	SWSE		40.00	6.666666	50%	40%	16.66667%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	34	NENE		40.00	0.625000	50%	40%	1.56250%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	34	NESE		40.00	0.625000	50%	40%	1.56250%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	34	NWNE		40.00	0.625000	50%	40%	1.56250%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	34	NWSE		40.00	0.625000	50%	40%	1.56250%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	34	SENE		40.00	0.625000	50%	40%	1.56250%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	34	SESE		40.00	0.625000	50%	40%	1.56250%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	34	SWNE		40.00	0.625000	50%	40%	1.56250%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
7N	59W	34	SWSE		40.00	0.625000	50%	40%	1.56250%	Connie L. Green, a married woman dealing in her sole and separate property	9/9/08	9/9/08	9/9/13	9/9/13	5 yr	Memo 3592039, Affidavit 3731063	15.00%
					640.00	58.333328

7N	60W	35	NENE		40.00	0.555555	50%	40%	1.38889%	Marjorie Joy Cain, a widow	9/23/08	9/23/08	9/23/11	9/23/11	3 yr + 2 yr opt	Memo 3592040	15.00%
7N	60W	35	NESE		40.00	0.555555	50%	40%	1.38889%	Marjorie Joy Cain, a widow	9/23/08	9/23/08	9/23/11	9/23/11	3 yr + 2 yr opt	Memo 3592040	15.00%
7N	60W	35	NWNE		40.00	0.555555	50%	40%	1.38889%	Marjorie Joy Cain, a widow	9/23/08	9/23/08	9/23/11	9/23/11	3 yr + 2 yr opt	Memo 3592040	15.00%
7N	60W	35	NWSE		40.00	0.555555	50%	40%	1.38889%	Marjorie Joy Cain, a widow	9/23/08	9/23/08	9/23/11	9/23/11	3 yr + 2 yr opt	Memo 3592040	15.00%
7N	60W	35	SENE		40.00	0.555555	50%	40%	1.38889%	Marjorie Joy Cain, a widow	9/23/08	9/23/08	9/23/11	9/23/11	3 yr + 2 yr opt	Memo 3592040	15.00%
7N	60W	35	SESE		40.00	0.555555	50%	40%	1.38889%	Marjorie Joy Cain, a widow	9/23/08	9/23/08	9/23/11	9/23/11	3 yr + 2 yr opt	Memo 3592040	15.00%
7N	60W	35	SWNE		40.00	0.555555	50%	40%	1.38889%	Marjorie Joy Cain, a widow	9/23/08	9/23/08	9/23/11	9/23/11	3 yr + 2 yr opt	Memo 3592040	15.00%
7N	60W	35	SWSE		40.00	0.555555	50%	40%	1.38889%	Marjorie Joy Cain, a widow	9/23/08	9/23/08	9/23/11	9/23/11	3 yr + 2 yr opt	Memo 3592040	15.00%
					320.00	4.444440

7N	59W	4	NENE	lot 1	40.56	1.690000	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	4	NWNE	lot 2	40.60	1.691660	50%	40%	4.16665%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	4	SENE		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	4	SWNE		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	8	NENE		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	8	NENW		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	8	NWNE		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	8	NWNW		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	8	SENE		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	8	SENW		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	8	SWNE		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
7N	59W	8	SWNW		40.00	1.666667	50%	40%	4.16667%	Janette Kuehn, a/k/a Janette M. Kuehn, and John Kuehn, a/k/a John M. Kuehn, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3592041, Affidavit 3731077	15.00%
					481.16	20.048330

7N	59W	4	NENE	lot 1	40.56	0.169000	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	4	NWNE	lot 2	40.60	0.169166	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	4	SENE		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	4	SWNE		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	8	NENE		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	8	NENW		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	8	NWNE		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	8	NWNW		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	8	SENE		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	8	SENW		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	8	SWNE		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
7N	59W	8	SWNW		40.00	0.166667	50%	40%	0.41667%	Joel William Kuehn, a/k/a Joel W. Kuehn, a/k/a Joel Kuehn and Shannon Dee Kuehn, a/k/a Shannon D. Kuehn, husband and wife	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3592042	15.00%
					481.16	2.004836

7N	59W	18	NWNW	lot 1	42.20	15.825000	50%	40%	37.50000%	Mary Anne McCourt a/k/a Mary Ann McCourt, a single woman	10/23/08	10/23/08	10/23/13	10/23/11	3 yr + 2 yr opt	Memo 3592044	15.00%
7N	60W	13	NENE		40.00	15.000000	50%	40%	37.50000%	Mary Anne McCourt a/k/a Mary Ann McCourt, a single woman	10/23/08	10/23/08	10/23/13	10/23/11	3 yr + 2 yr opt	Memo 3592044	15.00%
7N	60W	13	NWNE		40.00	15.000000	50%	40%	37.50000%	Mary Anne McCourt a/k/a Mary Ann McCourt, a single woman	10/23/08	10/23/08	10/23/13	10/23/11	3 yr + 2 yr opt	Memo 3592044	15.00%
7N	60W	13	SENE		40.00	15.000000	50%	40%	37.50000%	Mary Anne McCourt a/k/a Mary Ann McCourt, a single woman	10/23/08	10/23/08	10/23/13	10/23/11	3 yr + 2 yr opt	Memo 3592044	15.00%
					162.20	60.825000

7N	59W	4	NENE	lot 1	40.56	0.169000	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	4	NWNE	lot 2	40.60	0.169160	50%	40%	0.41665%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	4	SENE		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	4	SWNE		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	8	NENE		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	8	NENW		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	8	NWNE		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	8	NWNW		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	8	SENE		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	8	SENW		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	8	SWNE		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
7N	59W	8	SWNW		40.00	0.166667	50%	40%	0.41667%	Beth Martin, a/k/a Beth Ann Martin, a married woman, dealing in her sole and separate property	11/3/08	11/3/08	11/3/13	11/3/13	5 yr	Memo 3592047	15.00%
					481.16	2.004830

7N	60W	35	NENE		40.00	0.555555	50%	40%	1.38889%	Harvey Allen Spaur, a married man dealing in his sole and separate property	9/23/08	9/23/08	9/23/13	9/23/11	3 yr + 2 yr opt	Memo 3593307	15.00%
7N	60W	35	NESE		40.00	0.555555	50%	40%	1.38889%	Harvey Allen Spaur, a married man dealing in his sole and separate property	9/23/08	9/23/08	9/23/13	9/23/11	3 yr + 2 yr opt	Memo 3593307	15.00%
7N	60W	35	NWNE		40.00	0.555555	50%	40%	1.38889%	Harvey Allen Spaur, a married man dealing in his sole and separate property	9/23/08	9/23/08	9/23/13	9/23/11	3 yr + 2 yr opt	Memo 3593307	15.00%
7N	60W	35	NWSE		40.00	0.555555	50%	40%	1.38889%	Harvey Allen Spaur, a married man dealing in his sole and separate property	9/23/08	9/23/08	9/23/13	9/23/11	3 yr + 2 yr opt	Memo 3593307	15.00%
7N	60W	35	SENE		40.00	0.555555	50%	40%	1.38889%	Harvey Allen Spaur, a married man dealing in his sole and separate property	9/23/08	9/23/08	9/23/13	9/23/11	3 yr + 2 yr opt	Memo 3593307	15.00%
7N	60W	35	SESE		40.00	0.555555	50%	40%	1.38889%	Harvey Allen Spaur, a married man dealing in his sole and separate property	9/23/08	9/23/08	9/23/13	9/23/11	3 yr + 2 yr opt	Memo 3593307	15.00%
7N	60W	35	SWNE		40.00	0.555555	50%	40%	1.38889%	Harvey Allen Spaur, a married man dealing in his sole and separate property	9/23/08	9/23/08	9/23/13	9/23/11	3 yr + 2 yr opt	Memo 3593307	15.00%
7N	60W	35	SWSE		40.00	0.555555	50%	40%	1.38889%	Harvey Allen Spaur, a married man dealing in his sole and separate property	9/23/08	9/23/08	9/23/13	9/23/11	3 yr + 2 yr opt	Memo 3593307	15.00%
					320.00	4.444442

7N	59W	4	NENE	lot 1	40.56	0.169000	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	4	NWNE	lot 2	40.60	0.169163	50%	40%	0.41666%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	4	SENE		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	4	SWNE		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	8	NENE		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	8	NENW		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	8	NWNE		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	8	NWNW		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	8	SENE		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	8	SENW		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	8	SWNW		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
7N	59W	8	SWSE		40.00	0.166667	50%	40%	0.41667%	Lisa Kaplan, a married woman, dealing in her sole and separate property	10/30/08	10/30/08	10/30/13	10/30/13	5 yr	Memo 3593308	15.00%
					481.16	2.004833

7N	59W	4	NENE	lot 1	40.56	1.690000	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	4	NWNE	lot 2	40.60	1.691667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	4	SENE		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	4	SWNE		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	8	NENE		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	8	NENW		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	8	NWNE		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	8	NWNW		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	8	SENE		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	8	SENW		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	8	SWNE		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
7N	59W	8	SWNW		40.00	1.666667	50%	40%	4.16667%	Walter Thomas, a/k/a Walt Thomas and Sandra E. Thomas, a/k/a Sandra Thomas, husband and wife	10/29/08	10/29/08	10/29/13	10/29/13	5 yr	Memo 3593311	15.00%
					481.16	20.048337

7N	59W	4	NENE	lot 1	40.56	0.169000	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	4	NWNE	lot 2	40.60	0.169166	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	4	SENE		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	4	SWNE		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	8	NENE		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	8	NENW		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	8	NWNE		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	8	NWNW		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	8	SENE		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	8	SENW		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	8	SWNE		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
7N	59W	8	SWNW		40.00	0.166667	50%	40%	0.41667%	Drew W. Thomas, a/k/a Drew Weaver Thomas, a/k/a Drew Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595533	15.00%
					481.16	2.004833

7N	59W	4	NENE	lot 1	40.56	0.169000	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	4	NWNE	lot 2	40.60	0.169166	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	4	SENE		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	4	SWNE		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	8	NENE		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	8	NENW		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	8	NWNE		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	8	NWNW		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	8	SENE		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	8	SENW		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	8	SWNE		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
7N	59W	8	SWNW		40.00	0.166667	50%	40%	0.41667%	Crystal M. Thomas, a/k/a Crystal Marie Thomas, a/k/a Crystal Thomas, a single woman	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595534	15.00%
					481.16	2.004833

7N	59W	4	NENE	lot 1	40.56	0.169000	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	4	NWNE	lot 2	40.60	0.169166	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	4	SENE		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	4	SWNE		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	8	NENE		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	8	NENW		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	8	NWNE		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	8	NWNW		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	8	SENE		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	8	SENW		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	8	SWNE		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
7N	59W	8	SWNW		40.00	0.166667	50%	40%	0.41667%	William L. Thomas, a/k/a William Lee Thomas, a/k/a William Thomas, a/k/a Bill Thomas, a single man	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3595535	15.00%
					481.16	2.004833

7N	59W	2	NESE		40.00	0.625000	50%	40%	1.56250%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	2	NESW		40.00	0.625000	50%	40%	1.56250%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	2	NWSE		40.00	0.625000	50%	40%	1.56250%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	2	NWSW		40.00	0.625000	50%	40%	1.56250%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	2	SESE		40.00	0.625000	50%	40%	1.56250%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	2	SESW		40.00	0.625000	50%	40%	1.56250%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	2	SWSE		40.00	0.625000	50%	40%	1.56250%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	2	SWSW		40.00	0.625000	50%	40%	1.56250%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	3	NENW	lot 3	40.43	2.526875	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	3	NWNW	lot 4	40.50	2.531250	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	3	SENE		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	3	SENW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	3	SWNE		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	3	SWNW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	NENE	lot 1	40.64	1.111250	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	NENW	lot 3	40.48	1.106875	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	NESE		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	NESW		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	NWNE	lot 2	40.56	1.109063	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	NWNW	lot 4	40.39	1.104414	50%	40%	2.73437%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	NWSE		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	NWSW		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	SENE		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	SENW		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	SESE		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	SESW		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	SWNE		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	SWNW		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	SWSE		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	5	SWSW		40.00	1.093750	50%	40%	2.73438%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	14	NENE		40.00	1.093740	50%	40%	2.73435%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	14	NENW		40.00	1.093740	50%	40%	2.73435%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	14	NWNE		40.00	1.093740	50%	40%	2.73435%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	14	NWNW		40.00	1.093740	50%	40%	2.73435%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	14	SENE		40.00	1.093740	50%	40%	2.73435%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	14	SENW		40.00	1.093740	50%	40%	2.73435%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	14	SWNE		40.00	1.093740	50%	40%	2.73435%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	14	SWNW		40.00	1.093740	50%	40%	2.73435%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	NENE		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	NENW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	NESW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	NWNE		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	NWNW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	NWSW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	SENE		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	SENW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	SESW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	SWNE		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	SWNW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	15	SWSW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	20	NENW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	20	NESW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	20	NWNW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	20	NWSW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	20	SENW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	20	SESW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	20	SWNW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	20	SWSW		40.00	2.500000	50%	40%	6.25000%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	22	NENW		40.00	0.812500	50%	40%	2.03125%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	22	NESW		40.00	0.812500	50%	40%	2.03125%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	22	NWNW		40.00	0.812500	50%	40%	2.03125%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	22	NWSW		40.00	0.812500	50%	40%	2.03125%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	22	SENW		40.00	0.812500	50%	40%	2.03125%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	22	SESW		40.00	0.812500	50%	40%	2.03125%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	22	SWNW		40.00	0.812500	50%	40%	2.03125%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
7N	59W	22	SWSW		40.00	0.812500	50%	40%	2.03125%	Margaret A. Stephenson, a widow	8/8/08	8/8/08	8/8/13	8/8/11	3 yr+2 yr opt	Memo 3595536	15.00%
					2,643.00	102.864647

7N	59W	4	NENE	lot 1	40.56	1.690000	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	4	NWNE	lot 2	40.60	1.691673	50%	40%	4.16668%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	4	SENE		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	4	SWNE		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	8	NENE		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	8	NENW		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	8	NWNE		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	8	NWNW		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	8	SENE		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	8	SENW		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	8	SWNE		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
7N	59W	8	SWNW		40.00	1.666666	50%	40%	4.16667%	Lester L. Thomas, a/k/a Lester Thomas, a/k/a Les Thomas and Mary L. Thomas, husband and wife	10/15/08	10/15/08	10/15/13	10/15/13	5 yr	Memo 3598732	15.00%
					481.16	20.048333

7N	59W	4	NENE	lot 1	40.56	0.169000	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	4	NWNE	lot 2	40.60	0.169163	50%	40%	0.41666%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	4	SENE		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	4	SWNE		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	8	NENE		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	8	NENW		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	8	NWNE		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	8	NWNW		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	8	SENE		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	8	SENW		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	8	SWNE		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
7N	59W	8	SWNW		40.00	0.166667	50%	40%	0.41667%	Julia Pavelka, a/k/a Julia M. Pavelka, f/k/a Julia Kuehn and John Pavelka, a/k/a John T. Pavelka, wife and husband	9/29/08	9/29/08	9/29/13	9/29/13	5 yr	Memo 3600828, Affidavit 3731076	15.00%
					481.16	2.004833

7N	60W	35	SWSE		40.00	0.555555	50%	40%	1.38889%	Delbert L. Spaur, a married man dealing in his sole and separate property	7/22/08	7/22/08	7/22/13	7/22/11	3 yr + 2 yr opt	Memo 3600829	15.00%
7N	60W	35	NWNE		40.00	0.555555	50%	40%	1.38889%	Delbert L. Spaur, a married man dealing in his sole and separate property	7/22/08	7/22/08	7/22/13	7/22/11	3 yr + 2 yr opt	Memo 3600829	15.00%
7N	60W	35	NENE		40.00	0.555555	50%	40%	1.38889%	Delbert L. Spaur, a married man dealing in his sole and separate property	7/22/08	7/22/08	7/22/13	7/22/11	3 yr + 2 yr opt	Memo 3600829	15.00%
7N	60W	35	SENE		40.00	0.555555	50%	40%	1.38889%	Delbert L. Spaur, a married man dealing in his sole and separate property	7/22/08	7/22/08	7/22/13	7/22/11	3 yr + 2 yr opt	Memo 3600829	15.00%
7N	60W	35	SWNE		40.00	0.555555	50%	40%	1.38889%	Delbert L. Spaur, a married man dealing in his sole and separate property	7/22/08	7/22/08	7/22/13	7/22/11	3 yr + 2 yr opt	Memo 3600829	15.00%
7N	60W	35	NWSE		40.00	0.555555	50%	40%	1.38889%	Delbert L. Spaur, a married man dealing in his sole and separate property	7/22/08	7/22/08	7/22/13	7/22/11	3 yr + 2 yr opt	Memo 3600829	15.00%
7N	60W	35	SESE		40.00	0.555555	50%	40%	1.38889%	Delbert L. Spaur, a married man dealing in his sole and separate property	7/22/08	7/22/08	7/22/13	7/22/11	3 yr + 2 yr opt	Memo 3600829	15.00%
7N	60W	35	NESE		40.00	0.555555	50%	40%	1.38889%	Delbert L. Spaur, a married man dealing in his sole and separate property	7/22/08	7/22/08	7/22/13	7/22/11	3 yr + 2 yr opt	Memo 3600829	15.00%
					320.00	4.444440

7N	59W	4	NENE	lot 1	40.56	0.169000	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	4	NWNE	lot 2	40.60	0.169163	50%	40%	0.41666%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	4	SENE		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	4	SWNE		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	8	NENE		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	8	NENW		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	8	NWNE		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	8	NWNW		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	8	SENE		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	8	SENW		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	8	SWNE		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
7N	59W	8	SWNW		40.00	0.166667	50%	40%	0.41667%	Jill M. Smith, f/k/a Jill Boner, f/k/a Jill Kuehn and Jerry J. Smith, wife and husband	10/9/08	10/9/08	10/9/13	10/9/13	5 yr	Memo 3601240	15.00%
					481.16	2.004833

7N	59W	10	NESW		40.00	2.222223	50%	40%	5.55556%	Suzanne Leskovar, a/k/a Suzanne A. Leskovar and Mark D. Leskovar, wife and husband	9/24/08	9/24/08	9/24/13	9/24/13	5 yr	Memo 3601241, Affidavit 3731075	15.00%
7N	59W	10	NWSW		40.00	2.222223	50%	40%	5.55556%	Suzanne Leskovar, a/k/a Suzanne A. Leskovar and Mark D. Leskovar, wife and husband	9/24/08	9/24/08	9/24/13	9/24/13	5 yr	Memo 3601241, Affidavit 3731075	15.00%
7N	59W	10	SESW		40.00	2.222223	50%	40%	5.55556%	Suzanne Leskovar, a/k/a Suzanne A. Leskovar and Mark D. Leskovar, wife and husband	9/24/08	9/24/08	9/24/13	9/24/13	5 yr	Memo 3601241, Affidavit 3731075	15.00%
7N	59W	10	SWSW		40.00	2.222223	50%	40%	5.55556%	Suzanne Leskovar, a/k/a Suzanne A. Leskovar and Mark D. Leskovar, wife and husband	9/24/08	9/24/08	9/24/13	9/24/13	5 yr	Memo 3601241, Affidavit 3731075	15.00%
					160.00	8.888890

7N	59W	18	NESE		40.00	1.666665	50%	40%	4.16666%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	59W	18	NESW		40.00	1.666665	50%	40%	4.16666%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	59W	18	NWSE		40.00	1.666665	50%	40%	4.16666%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	59W	18	NWSW	lot 3	42.12	1.755002	50%	40%	4.16667%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	59W	18	SENW		40.00	1.666665	50%	40%	4.16666%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	59W	18	SESE		40.00	1.666665	50%	40%	4.16666%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	59W	18	SESW		40.00	1.666665	50%	40%	4.16666%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	59W	18	SWNW	lot 2	42.16	1.756668	50%	40%	4.16667%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	59W	18	SWSE		40.00	1.666665	50%	40%	4.16666%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	59W	18	SWSW	lot 4	42.08	1.753335	50%	40%	4.16667%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	60W	23	NENW		40.00	3.333330	50%	40%	8.33333%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	60W	23	NESW		40.00	3.333330	50%	40%	8.33333%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	60W	23	NWNW		40.00	3.333330	50%	40%	8.33333%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	60W	23	NWSW		40.00	3.333330	50%	40%	8.33333%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	60W	23	SENW		40.00	3.333330	50%	40%	8.33333%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	60W	23	SESW		40.00	3.333330	50%	40%	8.33333%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	60W	23	SWNW		40.00	3.333330	50%	40%	8.33333%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
7N	60W	23	SWSW		40.00	3.333330	50%	40%	8.33333%	Ruby Schmotzer, a married woman dealing in her sole and separate property	9/6/08	9/6/08	9/6/13	9/6/11	3 yr + 2 yr opt	Memo 3606464	15.00%
					726.36	43.598300

7N	59W	15	NESE		40.00	0.000000	50%	40%		Robert D. Thompson, a single man	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3606465	15.00%
7N	59W	15	NWSE		40.00	0.000000	50%	40%		Robert D. Thompson, a single man	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3606465	15.00%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	15	SESE		40.00	0.000000	50%	40%		Robert D. Thompson, a single man	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3606465	15.00%
7N	59W	15	SWSE		40.00	0.000000	50%	40%		Robert D. Thompson, a single man	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3606465	15.00%
7N	59W	22	NENE		40.00	0.104160	50%	40%	0.26040%	Robert D. Thompson, a single man	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3606465	15.00%
7N	59W	22	NWNE		40.00	0.104160	50%	40%	0.26040%	Robert D. Thompson, a single man	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3606465	15.00%
7N	59W	22	SENE		40.00	0.104160	50%	40%	0.26040%	Robert D. Thompson, a single man	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3606465	15.00%
7N	59W	22	SWNE		40.00	0.104160	50%	40%	0.26040%	Robert D. Thompson, a single man	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3606465	15.00%
					320.00	0.416640

7N	59W	15	NESE		40.00	0.000000	50%	40%		J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	1/2/09	1/2/09	1/2/14	1/2/14	5 yr	Memo 3606466, Affidavit 3740211	15.00%
7N	59W	15	NWSE		40.00	0.000000	50%	40%		J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	1/2/09	1/2/09	1/2/14	1/2/14	5 yr	Memo 3606466, Affidavit 3740211	15.00%
7N	59W	15	SESE		40.00	0.000000	50%	40%		J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	1/2/09	1/2/09	1/2/14	1/2/14	5 yr	Memo 3606466, Affidavit 3740211	15.00%
7N	59W	15	SWSE		40.00	0.000000	50%	40%		J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	1/2/09	1/2/09	1/2/14	1/2/14	5 yr	Memo 3606466, Affidavit 3740211	15.00%
7N	59W	22	NENE		40.00	0.104160	50%	40%	0.26040%	J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	1/2/09	1/2/09	1/2/14	1/2/14	5 yr	Memo 3606466, Affidavit 3740211	15.00%
7N	59W	22	NWNE		40.00	0.104160	50%	40%	0.26040%	J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	1/2/09	1/2/09	1/2/14	1/2/14	5 yr	Memo 3606466, Affidavit 3740211	15.00%
7N	59W	22	SENE		40.00	0.104160	50%	40%	0.26040%	J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	1/2/09	1/2/09	1/2/14	1/2/14	5 yr	Memo 3606466, Affidavit 3740211	15.00%
7N	59W	22	SWNE		40.00	0.104160	50%	40%	0.26040%	J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	1/2/09	1/2/09	1/2/14	1/2/14	5 yr	Memo 3606466, Affidavit 3740211	15.00%
					320.00	0.416640

7N	59W	15	NESE		40.00	0.000000	50%	40%		Jackie Hermen Batt, a/k/a Jackie Hermen, a/k/a Jackie Batt, a/k/a Jackie Batt, a/k/a Jacqueline Batt, a/k/a Jacqueline Meyer, a/k/a Jacqueline Hermen Batt, a single woman	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3615988, Affidavit 3734513	15.00%
7N	59W	15	NWSE		40.00	0.000000	50%	40%		Jackie Hermen Batt, a/k/a Jackie Hermen, a/k/a Jackie Batt, a/k/a Jackie Batt, a/k/a Jacqueline Batt, a/k/a Jacqueline Meyer, a/k/a Jacqueline Hermen Batt, a single woman	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3615988, Affidavit 3734513	15.00%
7N	59W	15	SESE		40.00	0.000000	50%	40%		Jackie Hermen Batt, a/k/a Jackie Hermen, a/k/a Jackie Batt, a/k/a Jackie Batt, a/k/a Jacqueline Batt, a/k/a Jacqueline Meyer, a/k/a Jacqueline Hermen Batt, a single woman	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3615988, Affidavit 3734513	15.00%
7N	59W	15	SWSE		40.00	0.000000	50%	40%		Jackie Hermen Batt, a/k/a Jackie Hermen, a/k/a Jackie Batt, a/k/a Jackie Batt, a/k/a Jacqueline Batt, a/k/a Jacqueline Meyer, a/k/a Jacqueline Hermen Batt, a single woman	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3615988, Affidavit 3734513	15.00%
7N	59W	22	NENE		40.00	1.250000	50%	40%	3.12500%	Jackie Hermen Batt, a/k/a Jackie Hermen, a/k/a Jackie Batt, a/k/a Jackie Batt, a/k/a Jacqueline Batt, a/k/a Jacqueline Meyer, a/k/a Jacqueline Hermen Batt, a single woman	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3615988, Affidavit 3734513	15.00%
7N	59W	22	NWNE		40.00	1.250000	50%	40%	3.12500%	Jackie Hermen Batt, a/k/a Jackie Hermen, a/k/a Jackie Batt, a/k/a Jackie Batt, a/k/a Jacqueline Batt, a/k/a Jacqueline Meyer, a/k/a Jacqueline Hermen Batt, a single woman	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3615988, Affidavit 3734513	15.00%
7N	59W	22	SENE		40.00	1.250000	50%	40%	3.12500%	Jackie Hermen Batt, a/k/a Jackie Hermen, a/k/a Jackie Batt, a/k/a Jackie Batt, a/k/a Jacqueline Batt, a/k/a Jacqueline Meyer, a/k/a Jacqueline Hermen Batt, a single woman	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3615988, Affidavit 3734513	15.00%
7N	59W	22	SWNE		40.00	1.250000	50%	40%	3.12500%	Jackie Hermen Batt, a/k/a Jackie Hermen, a/k/a Jackie Batt, a/k/a Jackie Batt, a/k/a Jacqueline Batt, a/k/a Jacqueline Meyer, a/k/a Jacqueline Hermen Batt, a single woman	10/10/08	10/10/08	10/10/13	10/10/13	5 yr	Memo 3615988, Affidavit 3734513	15.00%
					320.00	5.000000

7N	59W	23	NENW		40.00	1.250000	50%	40%	3.12500%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	4/18/09	4/18/09	4/18/12	4/18/12	3 yr.	Memo 3625522	15.00%
7N	59W	23	NWNE		40.00	1.250000	50%	40%	3.12500%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	4/18/09	4/18/09	4/18/12	4/18/12	3 yr.	Memo 3625522	15.00%
7N	59W	23	NWNW		40.00	1.250000	50%	40%	3.12500%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	4/18/09	4/18/09	4/18/12	4/18/12	3 yr.	Memo 3625522	15.00%
7N	59W	23	SENW		40.00	1.250000	50%	40%	3.12500%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	4/18/09	4/18/09	4/18/12	4/18/12	3 yr.	Memo 3625522	15.00%
7N	59W	23	SWNE		40.00	1.250000	50%	40%	3.12500%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	4/18/09	4/18/09	4/18/12	4/18/12	3 yr.	Memo 3625522	15.00%
7N	59W	23	SWNW		40.00	1.250000	50%	40%	3.12500%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	4/18/09	4/18/09	4/18/12	4/18/12	3 yr.	Memo 3625522	15.00%
					240.00	7.500000

7N	59W	15	NESE		40.00	0.041668	50%	40%	0.10417%	Gloria F. Spurlock, a/k/a Gloria Faye Spurlock, a/k/a Gloria Spurlock, a/k/a Gloria Pace Spurlock, f/k/a Gloria W. Pace, a/k/a Gloria Pace, a married woman, dealing in her sole and separate property	4/17/09	4/17/09	4/17/12	4/17/12	3 yr.	Memo 3625527	15.00%
7N	59W	15	NWSE		40.00	0.041668	50%	40%	0.10417%	Gloria F. Spurlock, a/k/a Gloria Faye Spurlock, a/k/a Gloria Spurlock, a/k/a Gloria Pace Spurlock, f/k/a Gloria W. Pace, a/k/a Gloria Pace, a married woman, dealing in her sole and separate property	4/17/09	4/17/09	4/17/12	4/17/12	3 yr.	Memo 3625527	15.00%
7N	59W	15	SESE		40.00	0.041668	50%	40%	0.10417%	Gloria F. Spurlock, a/k/a Gloria Faye Spurlock, a/k/a Gloria Spurlock, a/k/a Gloria Pace Spurlock, f/k/a Gloria W. Pace, a/k/a Gloria Pace, a married woman, dealing in her sole and separate property	4/17/09	4/17/09	4/17/12	4/17/12	3 yr.	Memo 3625527	15.00%
7N	59W	15	SWSE		40.00	0.041668	50%	40%	0.10417%	Gloria F. Spurlock, a/k/a Gloria Faye Spurlock, a/k/a Gloria Spurlock, a/k/a Gloria Pace Spurlock, f/k/a Gloria W. Pace, a/k/a Gloria Pace, a married woman, dealing in her sole and separate property	4/17/09	4/17/09	4/17/12	4/17/12	3 yr.	Memo 3625527	15.00%
					160.00	0.166670

7N	59W	15	NESE		40.00	0.041668	50%	40%	0.10417%	Catherine P. Trask, a/k/a Catherine Patricia Trask, a/k/a Catherine Trask, a married woman, dealing in her sole and separate property	4/17/09	4/17/09	4/17/12	4/17/12	3 yr.	Memo 3625530	15.00%
7N	59W	15	NWSE		40.00	0.041668	50%	40%	0.10417%	Catherine P. Trask, a/k/a Catherine Patricia Trask, a/k/a Catherine Trask, a married woman, dealing in her sole and separate property	4/17/09	4/17/09	4/17/12	4/17/12	3 yr.	Memo 3625530	15.00%
7N	59W	15	SESE		40.00	0.041668	50%	40%	0.10417%	Catherine P. Trask, a/k/a Catherine Patricia Trask, a/k/a Catherine Trask, a married woman, dealing in her sole and separate property	4/17/09	4/17/09	4/17/12	4/17/12	3 yr.	Memo 3625530	15.00%
7N	59W	15	SWSE		40.00	0.041668	50%	40%	0.10417%	Catherine P. Trask, a/k/a Catherine Patricia Trask, a/k/a Catherine Trask, a married woman, dealing in her sole and separate property	4/17/09	4/17/09	4/17/12	4/17/12	3 yr.	Memo 3625530	15.00%
					160.00	0.166670

7N	59W	22	NESE		40.00	0.833325	50%	40%	2.08331%	John Henry Jarman III, a married man dealing in his sole and separate property	5/15/09	5/15/09	5/15/12	5/15/12	3 yr.	Memo 3630636	15.00%
7N	59W	22	NWSE		40.00	0.833325	50%	40%	2.08331%	John Henry Jarman III, a married man dealing in his sole and separate property	5/15/09	5/15/09	5/15/12	5/15/12	3 yr.	Memo 3630636	15.00%
7N	59W	22	SESE		40.00	0.833325	50%	40%	2.08331%	John Henry Jarman III, a married man dealing in his sole and separate property	5/15/09	5/15/09	5/15/12	5/15/12	3 yr.	Memo 3630636	15.00%
7N	59W	22	SWSE		40.00	0.833325	50%	40%	2.08331%	John Henry Jarman III, a married man dealing in his sole and separate property	5/15/09	5/15/09	5/15/12	5/15/12	3 yr.	Memo 3630636	15.00%
					160.00	3.333300

7N	59W	15	NESE		40.00	0.000000	50%	40%		Shirley Diane Meyer, a/k/a Diane Meyer, a/k/a S. Diane Meyer, a widow	5/12/09	5/12/09	5/12/12	5/12/12	3 yr	Memo 3630638	15.00%
7N	59W	15	NWSE		40.00	0.000000	50%	40%		Shirley Diane Meyer, a/k/a Diane Meyer, a/k/a S. Diane Meyer, a widow	5/12/09	5/12/09	5/12/12	5/12/12	3 yr	Memo 3630638	15.00%
7N	59W	15	SESE		40.00	0.000000	50%	40%		Shirley Diane Meyer, a/k/a Diane Meyer, a/k/a S. Diane Meyer, a widow	5/12/09	5/12/09	5/12/12	5/12/12	3 yr	Memo 3630638	15.00%
7N	59W	15	SWSE		40.00	0.000000	50%	40%		Shirley Diane Meyer, a/k/a Diane Meyer, a/k/a S. Diane Meyer, a widow	5/12/09	5/12/09	5/12/12	5/12/12	3 yr	Memo 3630638	15.00%
					160.00	0.000000

7N	59W	15	NESE		40.00	0.000000	50%	40%		Margaret A. Meyer, a/k/a Margaret Meyer, a widow	5/5/09	5/5/09	5/5/12	5/5/12	3 yr	Memo 3630639	15.00%
7N	59W	15	NWSE		40.00	0.000000	50%	40%		Margaret A. Meyer, a/k/a Margaret Meyer, a widow	5/5/09	5/5/09	5/5/12	5/5/12	3 yr	Memo 3630639	15.00%
7N	59W	15	SESE		40.00	0.000000	50%	40%		Margaret A. Meyer, a/k/a Margaret Meyer, a widow	5/5/09	5/5/09	5/5/12	5/5/12	3 yr	Memo 3630639	15.00%
7N	59W	15	SWSE		40.00	0.000000	50%	40%		Margaret A. Meyer, a/k/a Margaret Meyer, a widow	5/5/09	5/5/09	5/5/12	5/5/12	3 yr	Memo 3630639	15.00%
					160.00	0.000000

7N	59W	15	SESE		40.00	0.250000	50%	40%	0.62500%	Carlson Oil and Gas, Inc.	5/20/09	5/20/09	5/20/12	5/20/12	3 yr.	Memo 3630640	18.75%
					40.00	0.250000

7N	59W	22	NESE		40.00	1.250000	50%	40%	3.12500%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
7N	59W	22	NWSE		40.00	1.250000	50%	40%	3.12500%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
7N	59W	22	SESE		40.00	1.250000	50%	40%	3.12500%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
7N	59W	22	SWSE		40.00	1.250000	50%	40%	3.12500%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
7N	59W	23	NENW		40.00	3.333320	50%	40%	8.33330%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
7N	59W	23	NWNE		40.00	3.333320	50%	40%	8.33330%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
7N	59W	23	NWNW		40.00	3.333320	50%	40%	8.33330%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
7N	59W	23	SENW		40.00	3.333320	50%	40%	8.33330%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
7N	59W	23	SWNE		40.00	3.333320	50%	40%	8.33330%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
7N	59W	23	SWNW		40.00	3.333320	50%	40%	8.33330%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	5/7/09	5/7/09	5/7/12	5/7/12	3 yr	Memo 3637663	0.17%
					400.00	24.999920

7N	59W	22	NESE		40.00	0.156250	50%	40%	0.39063%	Eugene J. McGarvey Jr., Trustee of the Eugene J. McGarvey Jr. Revocable Trust	6/2/09	6/2/09	6/2/12	6/2/12	3 yr	Memo 3637667	15.00%
7N	59W	22	NWSE		40.00	0.156250	50%	40%	0.39063%	Eugene J. McGarvey Jr., Trustee of the Eugene J. McGarvey Jr. Revocable Trust	6/2/09	6/2/09	6/2/12	6/2/12	3 yr	Memo 3637667	15.00%
7N	59W	22	SESE		40.00	0.156250	50%	40%	0.39063%	Eugene J. McGarvey Jr., Trustee of the Eugene J. McGarvey Jr. Revocable Trust	6/2/09	6/2/09	6/2/12	6/2/12	3 yr	Memo 3637667	15.00%
7N	59W	22	SWSE		40.00	0.156250	50%	40%	0.39063%	Eugene J. McGarvey Jr., Trustee of the Eugene J. McGarvey Jr. Revocable Trust	6/2/09	6/2/09	6/2/12	6/2/12	3 yr	Memo 3637667	15.00%
					160.00	0.625000

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty

7N	59W	22	NESE		40.00	0.156250	50%	40%	0.39063%	William K. McGarvey, Trustee of the William K. McGarvey Revocable Trust	6/2/09	6/2/09	6/2/12	6/2/12	3 yr.	Memo 3637668	15.00%
7N	59W	22	NWSE		40.00	0.156250	50%	40%	0.39063%	William K. McGarvey, Trustee of the William K. McGarvey Revocable Trust	6/2/09	6/2/09	6/2/12	6/2/12	3 yr.	Memo 3637668	15.00%
7N	59W	22	SESE		40.00	0.156250	50%	40%	0.39063%	William K. McGarvey, Trustee of the William K. McGarvey Revocable Trust	6/2/09	6/2/09	6/2/12	6/2/12	3 yr.	Memo 3637668	15.00%
7N	59W	22	SWSE		40.00	0.156250	50%	40%	0.39063%	William K. McGarvey, Trustee of the William K. McGarvey Revocable Trust	6/2/09	6/2/09	6/2/12	6/2/12	3 yr.	Memo 3637668	15.00%
					160.00	0.625000

7N	59W	22	NESE		40.00	0.156250	50%	40%	0.39063%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	6/2/09	6/2/09	6/2/12	6/2/12	3 yr.	Memo 3637669	15.00%
7N	59W	22	NWSE		40.00	0.156250	50%	40%	0.39063%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	6/2/09	6/2/09	6/2/12	6/2/12	3 yr.	Memo 3637669	15.00%
7N	59W	22	SESE		40.00	0.156250	50%	40%	0.39063%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	6/2/09	6/2/09	6/2/12	6/2/12	3 yr.	Memo 3637669	15.00%
7N	59W	22	SWSE		40.00	0.156250	50%	40%	0.39063%	Vaughn Daniel Yeager, a married man dealing in his sole and separate property	6/2/09	6/2/09	6/2/12	6/2/12	3 yr.	Memo 3637669	15.00%
					160.00	0.625000

7N	59W	22	NESE		40.00	0.833325	50%	40%	2.08331%	Susan Jarman Martin, a married woman dealing in her sole and separate property	6/4/09	6/4/09	6/4/12	6/4/12	3 yr.	Memo 3637670	15.00%
7N	59W	22	NWSE		40.00	0.833325	50%	40%	2.08331%	Susan Jarman Martin, a married woman dealing in her sole and separate property	6/4/09	6/4/09	6/4/12	6/4/12	3 yr.	Memo 3637670	15.00%
7N	59W	22	SESE		40.00	0.833325	50%	40%	2.08331%	Susan Jarman Martin, a married woman dealing in her sole and separate property	6/4/09	6/4/09	6/4/12	6/4/12	3 yr.	Memo 3637670	15.00%
7N	59W	22	SWSE		40.00	0.833325	50%	40%	2.08331%	Susan Jarman Martin, a married woman dealing in her sole and separate property	6/4/09	6/4/09	6/4/12	6/4/12	3 yr.	Memo 3637670	15.00%
					160.00	3.333300

7N	59W	23	NENW		40.00	2.222222	50%	40%	5.55556%	Carlos Elwell, Agent for SCE Petroleum, L.L.C.	5/21/09	5/21/09	5/21/12	5/21/12	3 yr.	Memo 3637671	15.00%
7N	59W	23	NWNE		40.00	2.222222	50%	40%	5.55556%	Carlos Elwell, Agent for SCE Petroleum, L.L.C.	5/21/09	5/21/09	5/21/12	5/21/12	3 yr.	Memo 3637671	15.00%
7N	59W	23	NWNW		40.00	2.222222	50%	40%	5.55556%	Carlos Elwell, Agent for SCE Petroleum, L.L.C.	5/21/09	5/21/09	5/21/12	5/21/12	3 yr.	Memo 3637671	15.00%
7N	59W	23	SENW		40.00	2.222222	50%	40%	5.55556%	Carlos Elwell, Agent for SCE Petroleum, L.L.C.	5/21/09	5/21/09	5/21/12	5/21/12	3 yr.	Memo 3637671	15.00%
7N	59W	23	SWNE		40.00	2.222222	50%	40%	5.55556%	Carlos Elwell, Agent for SCE Petroleum, L.L.C.	5/21/09	5/21/09	5/21/12	5/21/12	3 yr.	Memo 3637671	15.00%
7N	59W	23	SWNW		40.00	2.222220	50%	40%	5.55555%	Carlos Elwell, Agent for SCE Petroleum, L.L.C.	5/21/09	5/21/09	5/21/12	5/21/12	3 yr.	Memo 3637671	15.00%
					240.00	13.333330

7N	59W	23	NENW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Charles Ray Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637672	15.00%
7N	59W	23	NWNE		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Charles Ray Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637672	15.00%
7N	59W	23	NWNW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Charles Ray Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637672	15.00%
7N	59W	23	SENW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Charles Ray Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637672	15.00%
7N	59W	23	SWNE		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Charles Ray Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637672	15.00%
7N	59W	23	SWNW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Charles Ray Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637672	15.00%
					240.00	2.666664

7N	59W	23	NENW		40.00	0.888889	50%	40%	2.22222%	James C. Brewer, III, Manager for The GHK Company, a Limited Partnership	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637674	15.00%
7N	59W	23	NWNE		40.00	0.888889	50%	40%	2.22222%	James C. Brewer, III, Manager for The GHK Company, a Limited Partnership	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637674	15.00%
7N	59W	23	NWNW		40.00	0.888889	50%	40%	2.22222%	James C. Brewer, III, Manager for The GHK Company, a Limited Partnership	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637674	15.00%
7N	59W	23	SENW		40.00	0.888889	50%	40%	2.22222%	James C. Brewer, III, Manager for The GHK Company, a Limited Partnership	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637674	15.00%
7N	59W	23	SWNE		40.00	0.888889	50%	40%	2.22222%	James C. Brewer, III, Manager for The GHK Company, a Limited Partnership	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637674	15.00%
7N	59W	23	SWNW		40.00	0.888889	50%	40%	2.22222%	James C. Brewer, III, Manager for The GHK Company, a Limited Partnership	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637674	15.00%
					240.00	5.333333

7N	59W	23	NENW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Catherine Eva Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637675	15.00%
7N	59W	23	NWNE		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Catherine Eva Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637675	15.00%
7N	59W	23	NWNW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Catherine Eva Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637675	15.00%
7N	59W	23	SENW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Catherine Eva Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637675	15.00%
7N	59W	23	SWNE		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Catherine Eva Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637675	15.00%
7N	59W	23	SWNW		40.00	0.444444	50%	40%	1.11111%	Charles R. Hefner, Trustee of the Catherine Eva Hefner Trust, a Residuary Trust created under the Last Will and Testament of Robert A. Hefner, Jr.	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3637675	15.00%
					240.00	2.666664

7N	59W	22	NESE		40.00	2.500000	50%	40%	6.25000%	Black Stone Natural Resources I, L.P.	6/3/09	6/3/09	6/3/12	6/3/12	3 yr	Memo 3642656	15.00%
7N	59W	22	NWSE		40.00	2.500000	50%	40%	6.25000%	Black Stone Natural Resources I, L.P.	6/3/09	6/3/09	6/3/12	6/3/12	3 yr	Memo 3642656	15.00%
7N	59W	22	SESE		40.00	2.500000	50%	40%	6.25000%	Black Stone Natural Resources I, L.P.	6/3/09	6/3/09	6/3/12	6/3/12	3 yr	Memo 3642656	15.00%
7N	59W	22	SWSE		40.00	2.500000	50%	40%	6.25000%	Black Stone Natural Resources I, L.P.	6/3/09	6/3/09	6/3/12	6/3/12	3 yr	Memo 3642656	15.00%
					160.00	10.000000

7N	59W	23	NENW		40.00	6.666667	50%	40%	16.66667%	Texas Christian University	7/23/09	7/23/09	7/23/12	7/23/12	3 yr	Memo 3648888	18.75%
7N	59W	23	NWNE		40.00	6.666667	50%	40%	16.66667%	Texas Christian University	7/23/09	7/23/09	7/23/12	7/23/12	3 yr	Memo 3648888	18.75%
7N	59W	23	NWNW		40.00	6.666667	50%	40%	16.66667%	Texas Christian University	7/23/09	7/23/09	7/23/12	7/23/12	3 yr	Memo 3648888	18.75%
7N	59W	23	SENW		40.00	6.666667	50%	40%	16.66667%	Texas Christian University	7/23/09	7/23/09	7/23/12	7/23/12	3 yr	Memo 3648888	18.75%
7N	59W	23	SWNE		40.00	6.666667	50%	40%	16.66667%	Texas Christian University	7/23/09	7/23/09	7/23/12	7/23/12	3 yr	Memo 3648888	18.75%
7N	59W	23	SWNW		40.00	6.666667	50%	40%	16.66667%	Texas Christian University	7/23/09	7/23/09	7/23/12	7/23/12	3 yr	Memo 3648888	18.75%
					240.00	40.000002

7N	59W	22	NESE		40.00	0.625000	50%	40%	1.56250%	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	6/15/09	6/15/09	6/15/12	6/15/12	3 yr	Memo 3648889	18.75%
7N	59W	22	SESE		40.00	0.625000	50%	40%	1.56250%	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	6/15/09	6/15/09	6/15/12	6/15/12	3 yr	Memo 3648889	18.75%
7N	59W	23	NENW		40.00	5.000000	50%	40%	12.50000%	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	6/15/09	6/15/09	6/15/12	6/15/12	3 yr	Memo 3648889	18.75%
7N	59W	23	NWNE		40.00	5.000000	50%	40%	12.50000%	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	6/15/09	6/15/09	6/15/12	6/15/12	3 yr	Memo 3648889	18.75%
7N	59W	23	NWNW		40.00	5.000000	50%	40%	12.50000%	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	6/15/09	6/15/09	6/15/12	6/15/12	3 yr	Memo 3648889	18.75%
7N	59W	23	SENW		40.00	5.000000	50%	40%	12.50000%	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	6/15/09	6/15/09	6/15/12	6/15/12	3 yr	Memo 3648889	18.75%
7N	59W	23	SWNE		40.00	5.000000	50%	40%	12.50000%	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	6/15/09	6/15/09	6/15/12	6/15/12	3 yr	Memo 3648889	18.75%
7N	59W	23	SWNW		40.00	5.000000	50%	40%	12.50000%	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	6/15/09	6/15/09	6/15/12	6/15/12	3 yr	Memo 3648889	18.75%
					320.00	31.250000

7N	59W	22	NESE		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman dealing in her sole and separate property	8/12/09	8/12/09	8/12/12	8/12/12	3 yr	Memo 3648891	15.00%
7N	59W	22	NWSE		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman dealing in her sole and separate property	8/12/09	8/12/09	8/12/12	8/12/12	3 yr	Memo 3648891	15.00%
7N	59W	22	SESE		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman dealing in her sole and separate property	8/12/09	8/12/09	8/12/12	8/12/12	3 yr	Memo 3648891	15.00%
7N	59W	22	SWSE		40.00	0.156250	50%	40%	0.39063%	Mrs. Anna M. McClelland, a/k/a Ann M. McClelland, a married woman dealing in her sole and separate property	8/12/09	8/12/09	8/12/12	8/12/12	3 yr	Memo 3648891	15.00%
					160.00	0.625000

7N	59W	23	NENW		40.00	6.666667	50%	40%	16.66667%	Michael Allen Bell, as Personal Representative of the Estate of Patricia Bell a/k/a Patricia Bell-Levine, deceased	8/17/09	8/17/09	8/17/12	8/17/12	3 yr	Memo 3655674	18.75%
7N	59W	23	NWNE		40.00	6.666667	50%	40%	16.66667%	Michael Allen Bell, as Personal Representative of the Estate of Patricia Bell a/k/a Patricia Bell-Levine, deceased	8/17/09	8/17/09	8/17/12	8/17/12	3 yr	Memo 3655674	18.75%
7N	59W	23	NWNW		40.00	6.666667	50%	40%	16.66667%	Michael Allen Bell, as Personal Representative of the Estate of Patricia Bell a/k/a Patricia Bell-Levine, deceased	8/17/09	8/17/09	8/17/12	8/17/12	3 yr	Memo 3655674	18.75%
7N	59W	23	SENW		40.00	6.666667	50%	40%	16.66667%	Michael Allen Bell, as Personal Representative of the Estate of Patricia Bell a/k/a Patricia Bell-Levine, deceased	8/17/09	8/17/09	8/17/12	8/17/12	3 yr	Memo 3655674	18.75%
7N	59W	23	SWNE		40.00	6.666667	50%	40%	16.66667%	Michael Allen Bell, as Personal Representative of the Estate of Patricia Bell a/k/a Patricia Bell-Levine, deceased	8/17/09	8/17/09	8/17/12	8/17/12	3 yr	Memo 3655674	18.75%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	23	SWNW		40.00	6.666667	50%	40%	16.66667%	Michael Allen Bell, as Personal Representative of the Estate of Patricia Bell a/k/a Patricia Bell-Levine, deceased	8/17/09	8/17/09	8/17/12	8/17/12	3 yr	Memo 3655674	18.75%
					240.00	40.000000

7N	59W	14	NENW		40.00	0.703125	50%	40%	1.75781%	The William K. McGarvey Revocable Trust, William K. McGarvey, Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658602	15.00%
7N	59W	14	NWNW		40.00	0.703125	50%	40%	1.75781%	The William K. McGarvey Revocable Trust, William K. McGarvey, Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658602	15.00%
7N	59W	14	SENW		40.00	0.703125	50%	40%	1.75781%	The William K. McGarvey Revocable Trust, William K. McGarvey, Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658602	15.00%
7N	59W	14	SWNW		40.00	0.703125	50%	40%	1.75781%	The William K. McGarvey Revocable Trust, William K. McGarvey, Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658602	15.00%
					160.00	2.812500

7N	59W	14	NENW		40.00	0.703125	50%	40%	1.75781%	The Eugene J. McGarvey, Jr. Revocable Trust, Eugene J. McGarvey, Jr., Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658603	15.00%
7N	59W	14	NWNW		40.00	0.703125	50%	40%	1.75781%	The Eugene J. McGarvey, Jr. Revocable Trust, Eugene J. McGarvey, Jr., Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658603	15.00%
7N	59W	14	SENW		40.00	0.703125	50%	40%	1.75781%	The Eugene J. McGarvey, Jr. Revocable Trust, Eugene J. McGarvey, Jr., Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658603	15.00%
7N	59W	14	SWNW		40.00	0.703125	50%	40%	1.75781%	The Eugene J. McGarvey, Jr. Revocable Trust, Eugene J. McGarvey, Jr., Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658603	15.00%
					160.00	2.812500

7N	59W	14	NENW		40.00	0.234375	50%	40%	0.58594%	Don W. Piper, a/k/a Don Woll Piper, a/k/a Don Piper, a/k/a Donald W. Piper, a/k/a Donald Woll Piper, a/k/a Donald Piper, a single man	9/29/09	9/29/09	9/29/12	9/29/12	3 yr	Memo 3658604	15.00%
7N	59W	14	NWNW		40.00	0.234375	50%	40%	0.58594%	Don W. Piper, a/k/a Don Woll Piper, a/k/a Don Piper, a/k/a Donald W. Piper, a/k/a Donald Woll Piper, a/k/a Donald Piper, a single man	9/29/09	9/29/09	9/29/12	9/29/12	3 yr	Memo 3658604	15.00%
7N	59W	14	SENW		40.00	0.234375	50%	40%	0.58594%	Don W. Piper, a/k/a Don Woll Piper, a/k/a Don Piper, a/k/a Donald W. Piper, a/k/a Donald Woll Piper, a/k/a Donald Piper, a single man	9/29/09	9/29/09	9/29/12	9/29/12	3 yr	Memo 3658604	15.00%
7N	59W	14	SWNW		40.00	0.234375	50%	40%	0.58594%	Don W. Piper, a/k/a Don Woll Piper, a/k/a Don Piper, a/k/a Donald W. Piper, a/k/a Donald Woll Piper, a/k/a Donald Piper, a single man	9/29/09	9/29/09	9/29/12	9/29/12	3 yr	Memo 3658604	15.00%
					160.00	0.937500

7N	59W	14	NENW		40.00	0.703125	50%	40%	1.75781%	The McClelland Living Trust (Anns separate share), Michael L. McClelland and Ann M. McClelland, Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658605	15.00%
7N	59W	14	NWNW		40.00	0.703125	50%	40%	1.75781%	The McClelland Living Trust (Anns separate share), Michael L. McClelland and Ann M. McClelland, Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658605	15.00%
7N	59W	14	SENW		40.00	0.703125	50%	40%	1.75781%	The McClelland Living Trust (Anns separate share), Michael L. McClelland and Ann M. McClelland, Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658605	15.00%
7N	59W	14	SWNW		40.00	0.703125	50%	40%	1.75781%	The McClelland Living Trust (Anns separate share), Michael L. McClelland and Ann M. McClelland, Trustee	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3658605	15.00%
					160.00	2.812500

7N	59W	14	NENW		40.00	0.703125	50%	40%	1.75781%	Vaughn Daniel Yeager, a married man, dealing in his sole and separate property	10/7/09	10/7/09	10/7/12	10/7/12	3 yr	Memo 3658606	15.00%
7N	59W	14	NWNW		40.00	0.703125	50%	40%	1.75781%	Vaughn Daniel Yeager, a married man, dealing in his sole and separate property	10/7/09	10/7/09	10/7/12	10/7/12	3 yr	Memo 3658606	15.00%
7N	59W	14	SENW		40.00	0.703125	50%	40%	1.75781%	Vaughn Daniel Yeager, a married man, dealing in his sole and separate property	10/7/09	10/7/09	10/7/12	10/7/12	3 yr	Memo 3658606	15.00%
7N	59W	14	SWNW		40.00	0.703125	50%	40%	1.75781%	Vaughn Daniel Yeager, a married man, dealing in his sole and separate property	10/7/09	10/7/09	10/7/12	10/7/12	3 yr	Memo 3658606	15.00%
					160.00	2.812500

7N	59W	23	NENW		40.00	0.416667	50%	37.5%	1.04167%	William M. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658607	25.00%
7N	59W	23	NWNE		40.00	0.416667	50%	37.5%	1.04167%	William M. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658607	25.00%
7N	59W	23	NWNW		40.00	0.416667	50%	37.5%	1.04167%	William M. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658607	25.00%
7N	59W	23	SENW		40.00	0.416667	50%	37.5%	1.04167%	William M. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658607	25.00%
7N	59W	23	SWNE		40.00	0.416667	50%	37.5%	1.04167%	William M. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658607	25.00%
7N	59W	23	SWNW		40.00	0.416667	50%	37.5%	1.04167%	William M. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658607	25.00%
					240.00	2.500000

7N	59W	23	NENW		40.00	0.416667	50%	37.5%	1.04167%	Victor K. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658608	25.00%
7N	59W	23	NWNE		40.00	0.416667	50%	37.5%	1.04167%	Victor K. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658608	25.00%
7N	59W	23	NWNW		40.00	0.416667	50%	37.5%	1.04167%	Victor K. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658608	25.00%
7N	59W	23	SENW		40.00	0.416667	50%	37.5%	1.04167%	Victor K. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658608	25.00%
7N	59W	23	SWNE		40.00	0.416667	50%	37.5%	1.04167%	Victor K. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658608	25.00%
7N	59W	23	SWNW		40.00	0.416667	50%	37.5%	1.04167%	Victor K. Blackburn, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3658608	25.00%
					240.00	2.500000

7N	59W	22	NESE		40.00	2.500000	50%	40%	6.25000%	Robert M. Killam, Trustee of the Robert M. Killam Living Trust dated March 11, 1998	10/8/09	10/8/09	10/8/12	10/8/12	3 yr	Memo 3658609	18.75%
7N	59W	22	NWSE		40.00	2.500000	50%	40%	6.25000%	Robert M. Killam, Trustee of the Robert M. Killam Living Trust dated March 11, 1998	10/8/09	10/8/09	10/8/12	10/8/12	3 yr	Memo 3658609	18.75%
7N	59W	22	SESE		40.00	2.500000	50%	40%	6.25000%	Robert M. Killam, Trustee of the Robert M. Killam Living Trust dated March 11, 1998	10/8/09	10/8/09	10/8/12	10/8/12	3 yr	Memo 3658609	18.75%
7N	59W	22	SWSE		40.00	2.500000	50%	40%	6.25000%	Robert M. Killam, Trustee of the Robert M. Killam Living Trust dated March 11, 1998	10/8/09	10/8/09	10/8/12	10/8/12	3 yr	Memo 3658609	18.75%
					160.00	10.000000

7N	59W	23	NENW		40.00	2.222222	50%	40%	5.55556%	Brian Stanley, Vice President for the Hefner Company, Inc., also known as THC, Inc., formerly known as the Hefner Corporation	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3658610	15.00%
7N	59W	23	NWNE		40.00	2.222222	50%	40%	5.55556%	Brian Stanley, Vice President for the Hefner Company, Inc., also known as THC, Inc., formerly known as the Hefner Corporation	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3658610	15.00%
7N	59W	23	NWNW		40.00	2.222222	50%	40%	5.55556%	Brian Stanley, Vice President for the Hefner Company, Inc., also known as THC, Inc., formerly known as the Hefner Corporation	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3658610	15.00%
7N	59W	23	SENW		40.00	2.222222	50%	40%	5.55556%	Brian Stanley, Vice President for the Hefner Company, Inc., also known as THC, Inc., formerly known as the Hefner Corporation	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3658610	15.00%
7N	59W	23	SWNE		40.00	2.222222	50%	40%	5.55556%	Brian Stanley, Vice President for the Hefner Company, Inc., also known as THC, Inc., formerly known as the Hefner Corporation	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3658610	15.00%
7N	59W	23	SWNW		40.00	2.222222	50%	40%	5.55556%	Brian Stanley, Vice President for the Hefner Company, Inc., also known as THC, Inc., formerly known as the Hefner Corporation	5/26/09	5/26/09	5/26/12	5/26/12	3 yr	Memo 3658610	15.00%
					240.00	13.333332

7N	59W	14	NENW		40.00	1.875000	50%	40%	4.68750%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	10/13/09	10/13/09	10/13/12	10/13/12	3 yr	Memo 3658612	16.67%
7N	59W	14	NWNW		40.00	1.875000	50%	40%	4.68750%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	10/13/09	10/13/09	10/13/12	10/13/12	3 yr	Memo 3658612	16.67%
7N	59W	14	SENW		40.00	1.875000	50%	40%	4.68750%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	10/13/09	10/13/09	10/13/12	10/13/12	3 yr	Memo 3658612	16.67%
7N	59W	14	SWNW		40.00	1.875000	50%	40%	4.68750%	Bank of Oklahoma, N.A., Agent for Trinity Episcopal Church of Tulsa, Inc.	10/13/09	10/13/09	10/13/12	10/13/12	3 yr	Memo 3658612	16.67%
					160.00	7.500000

7N	59W	14	NENW		40.00	0.390625	50%	40%	0.97656%	Lee Ann Cook, a/k/a Lee A. Cook, a/k/a Lee Cook, a married woman, dealing in her sole and separate property	11/4/09	11/4/09	11/4/12	11/4/12	3 yr	Memo 3661781	15.00%
7N	59W	14	NWNW		40.00	0.390625	50%	40%	0.97656%	Lee Ann Cook, a/k/a Lee A. Cook, a/k/a Lee Cook, a married woman, dealing in her sole and separate property	11/4/09	11/4/09	11/4/12	11/4/12	3 yr	Memo 3661781	15.00%
7N	59W	14	SENW		40.00	0.390625	50%	40%	0.97656%	Lee Ann Cook, a/k/a Lee A. Cook, a/k/a Lee Cook, a married woman, dealing in her sole and separate property	11/4/09	11/4/09	11/4/12	11/4/12	3 yr	Memo 3661781	15.00%
7N	59W	14	SWNW		40.00	0.390625	50%	40%	0.97656%	Lee Ann Cook, a/k/a Lee A. Cook, a/k/a Lee Cook, a married woman, dealing in her sole and separate property	11/4/09	11/4/09	11/4/12	11/4/12	3 yr	Memo 3661781	15.00%
					160.00	1.562500

7N	59W	14	NENW		40.00	0.390625	50%	40%	0.97656%	Mary Lynn Wilson, a/k/a Mary L. Wilson, a/k/a Mary Wilson, a married woman, dealing in her sole and separate property	11/4/09	11/4/09	11/4/12	11/4/12	3 yr	Memo 3661782	15.00%
7N	59W	14	NWNW		40.00	0.390625	50%	40%	0.97656%	Mary Lynn Wilson, a/k/a Mary L. Wilson, a/k/a Mary Wilson, a married woman, dealing in her sole and separate property	11/4/09	11/4/09	11/4/12	11/4/12	3 yr	Memo 3661782	15.00%
7N	59W	14	SENW		40.00	0.390625	50%	40%	0.97656%	Mary Lynn Wilson, a/k/a Mary L. Wilson, a/k/a Mary Wilson, a married woman, dealing in her sole and separate property	11/4/09	11/4/09	11/4/12	11/4/12	3 yr	Memo 3661782	15.00%
7N	59W	14	SWNW		40.00	0.390625	50%	40%	0.97656%	Mary Lynn Wilson, a/k/a Mary L. Wilson, a/k/a Mary Wilson, a married woman, dealing in her sole and separate property	11/4/09	11/4/09	11/4/12	11/4/12	3 yr	Memo 3661782	15.00%
					160.00	1.562500

7N	59W	14	NENW		40.00	0.156250	50%	40%	0.39063%	Christopher D. Mabray, a/k/a Christopher Mabray, a single man	10/23/09	10/23/09	10/23/12	10/23/12	3 yr	Memo 3661783	15.00%
7N	59W	14	NWNW		40.00	0.156250	50%	40%	0.39063%	Christopher D. Mabray, a/k/a Christopher Mabray, a single man	10/23/09	10/23/09	10/23/12	10/23/12	3 yr	Memo 3661783	15.00%
7N	59W	14	SENW		40.00	0.156250	50%	40%	0.39063%	Christopher D. Mabray, a/k/a Christopher Mabray, a single man	10/23/09	10/23/09	10/23/12	10/23/12	3 yr	Memo 3661783	15.00%
7N	59W	14	SWNW		40.00	0.156250	50%	40%	0.39063%	Christopher D. Mabray, a/k/a Christopher Mabray, a single man	10/23/09	10/23/09	10/23/12	10/23/12	3 yr	Memo 3661783	15.00%
					160.00	0.625000

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty

7N	59W	14	NENW		40.00	0.156250	50%	40%	0.39063%	Craig J. Mabray, a/k/a Craig Mabray, a married man dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3661784	15.00%
7N	59W	14	NWNW		40.00	0.156250	50%	40%	0.39063%	Craig J. Mabray, a/k/a Craig Mabray, a married man dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3661784	15.00%
7N	59W	14	SENW		40.00	0.156250	50%	40%	0.39063%	Craig J. Mabray, a/k/a Craig Mabray, a married man dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3661784	15.00%
7N	59W	14	SWNW		40.00	0.156250	50%	40%	0.39063%	Craig J. Mabray, a/k/a Craig Mabray, a married man dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3661784	15.00%
					160.00	0.625000

7N	59W	14	NENW		40.00	0.052083	50%	40%	0.13021%	Jan C. Gipson, a/k/a Jan Gipson, a widow	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3661785	15.00%
7N	59W	14	NWNW		40.00	0.052083	50%	40%	0.13021%	Jan C. Gipson, a/k/a Jan Gipson, a widow	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3661785	15.00%
7N	59W	14	SENW		40.00	0.052083	50%	40%	0.13021%	Jan C. Gipson, a/k/a Jan Gipson, a widow	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3661785	15.00%
7N	59W	14	SWNW		40.00	0.052083	50%	40%	0.13021%	Jan C. Gipson, a/k/a Jan Gipson, a widow	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3661785	15.00%
					160.00	0.208330

7N	59W	14	NENW		40.00	0.625000	50%	40%	1.56250%	John E. Elliff, a/k/a John Elliff, a married man dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3661786	15.00%
7N	59W	14	NWNW		40.00	0.625000	50%	40%	1.56250%	John E. Elliff, a/k/a John Elliff, a married man dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3661786	15.00%
7N	59W	14	SENW		40.00	0.625000	50%	40%	1.56250%	John E. Elliff, a/k/a John Elliff, a married man dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3661786	15.00%
7N	59W	14	SWNW		40.00	0.625000	50%	40%	1.56250%	John E. Elliff, a/k/a John Elliff, a married man dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3661786	15.00%
					160.00	2.500000

7N	59W	14	NENW		40.00	0.052083	50%	40%	0.13021%	Lee L. Cubbison, a/k/a Lee Cubbison, a widow	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3661787	15.00%
7N	59W	14	NWNW		40.00	0.052083	50%	40%	0.13021%	Lee L. Cubbison, a/k/a Lee Cubbison, a widow	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3661787	15.00%
7N	59W	14	SENW		40.00	0.052083	50%	40%	0.13021%	Lee L. Cubbison, a/k/a Lee Cubbison, a widow	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3661787	15.00%
7N	59W	14	SWNW		40.00	0.052083	50%	40%	0.13021%	Lee L. Cubbison, a/k/a Lee Cubbison, a widow	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3661787	15.00%
					160.00	0.208330

7N	59W	14	NENW		40.00	0.234375	50%	40%	0.58594%	Richard W. Rowland, a/k/a Richard Rowland, a married man, dealing in his sole and separate property	10/6/09	10/6/09	10/6/12	10/6/12	3 yr	Memo 3661788	15.00%
7N	59W	14	NWNW		40.00	0.234375	50%	40%	0.58594%	Richard W. Rowland, a/k/a Richard Rowland, a married man, dealing in his sole and separate property	10/6/09	10/6/09	10/6/12	10/6/12	3 yr	Memo 3661788	15.00%
7N	59W	14	SENW		40.00	0.234375	50%	40%	0.58594%	Richard W. Rowland, a/k/a Richard Rowland, a married man, dealing in his sole and separate property	10/6/09	10/6/09	10/6/12	10/6/12	3 yr	Memo 3661788	15.00%
7N	59W	14	SWNW		40.00	0.234375	50%	40%	0.58594%	Richard W. Rowland, a/k/a Richard Rowland, a married man, dealing in his sole and separate property	10/6/09	10/6/09	10/6/12	10/6/12	3 yr	Memo 3661788	15.00%
					160.00	0.937500

7N	59W	23	NENW		40.00	0.416666	50%	37.5%	1.04167%	H. Charles Snowden, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661789	25.00%
7N	59W	23	NWNE		40.00	0.416666	50%	37.5%	1.04167%	H. Charles Snowden, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661789	25.00%
7N	59W	23	NWNW		40.00	0.416666	50%	37.5%	1.04167%	H. Charles Snowden, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661789	25.00%
7N	59W	23	SENW		40.00	0.416666	50%	37.5%	1.04167%	H. Charles Snowden, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661789	25.00%
7N	59W	23	SWNE		40.00	0.416666	50%	37.5%	1.04167%	H. Charles Snowden, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661789	25.00%
7N	59W	23	SWNW		40.00	0.416666	50%	37.5%	1.04167%	H. Charles Snowden, a married man dealing in his sole and separate property	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661789	25.00%
					240.00	2.499996

7N	59W	23	NENW		40.00	0.416667	50%	37.5%	1.04167%	Jacqueline S. Crisp, a single woman	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661790	25.00%
7N	59W	23	NWNE		40.00	0.416667	50%	37.5%	1.04167%	Jacqueline S. Crisp, a single woman	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661790	25.00%
7N	59W	23	NWNW		40.00	0.416667	50%	37.5%	1.04167%	Jacqueline S. Crisp, a single woman	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661790	25.00%
7N	59W	23	SENW		40.00	0.416667	50%	37.5%	1.04167%	Jacqueline S. Crisp, a single woman	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661790	25.00%
7N	59W	23	SWNE		40.00	0.416667	50%	37.5%	1.04167%	Jacqueline S. Crisp, a single woman	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661790	25.00%
7N	59W	23	SWNW		40.00	0.416667	50%	37.5%	1.04167%	Jacqueline S. Crisp, a single woman	10/1/09	10/1/09	10/1/12	10/1/12	3 yr	Memo 3661790	25.00%
					240.00	2.500000

7N	59W	14	NENW		40.00	0.052083	50%	40%	0.13021%	Lewis M. Nelson, a/k/a Lewis Nelson, a married man, dealing in his sole and property	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3665254	15.00%
7N	59W	14	NWNW		40.00	0.052083	50%	40%	0.13021%	Lewis M. Nelson, a/k/a Lewis Nelson, a married man, dealing in his sole and property	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3665254	15.00%
7N	59W	14	SENW		40.00	0.052083	50%	40%	0.13021%	Lewis M. Nelson, a/k/a Lewis Nelson, a married man, dealing in his sole and property	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3665254	15.00%
7N	59W	14	SWNW		40.00	0.052083	50%	40%	0.13021%	Lewis M. Nelson, a/k/a Lewis Nelson, a married man, dealing in his sole and property	11/5/09	11/5/09	11/5/12	11/5/12	3 yr	Memo 3665254	15.00%
					160.00	0.208330

7N	59W	14	NENW		40.00	0.625000	50%	40%	1.56250%	EB & CL Scott Survivors Trust Dated September 23, 1996, a/k/a E.B. and C.L. Scott Survivors Trust, Clara Lea Scott, a/k/a Clara L. Scott, Trustee	11/18/09	11/18/09	11/18/12	11/18/12	3 yr	Memo 3665255	15.00%
7N	59W	14	NWNW		40.00	0.625000	50%	40%	1.56250%	EB & CL Scott Survivors Trust Dated September 23, 1996, a/k/a E.B. and C.L. Scott Survivors Trust, Clara Lea Scott, a/k/a Clara L. Scott, Trustee	11/18/09	11/18/09	11/18/12	11/18/12	3 yr	Memo 3665255	15.00%
7N	59W	14	SENW		40.00	0.625000	50%	40%	1.56250%	EB & CL Scott Survivors Trust Dated September 23, 1996, a/k/a E.B. and C.L. Scott Survivors Trust, Clara Lea Scott, a/k/a Clara L. Scott, Trustee	11/18/09	11/18/09	11/18/12	11/18/12	3 yr	Memo 3665255	15.00%
7N	59W	14	SWNW		40.00	0.625000	50%	40%	1.56250%	EB & CL Scott Survivors Trust Dated September 23, 1996, a/k/a E.B. and C.L. Scott Survivors Trust, Clara Lea Scott, a/k/a Clara L. Scott, Trustee	11/18/09	11/18/09	11/18/12	11/18/12	3 yr	Memo 3665255	15.00%
					160.00	2.500000

7N	59W	14	NENW		40.00	0.625000	50%	40%	1.56250%	James H. Elliff, a/k/a James Henry Elliff, a/k/a James Elliff, a married man, dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3665256	15.00%
7N	59W	14	NWNW		40.00	0.625000	50%	40%	1.56250%	James H. Elliff, a/k/a James Henry Elliff, a/k/a James Elliff, a married man, dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3665256	15.00%
7N	59W	14	SENW		40.00	0.625000	50%	40%	1.56250%	James H. Elliff, a/k/a James Henry Elliff, a/k/a James Elliff, a married man, dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3665256	15.00%
7N	59W	14	SWNW		40.00	0.625000	50%	40%	1.56250%	James H. Elliff, a/k/a James Henry Elliff, a/k/a James Elliff, a married man, dealing in his sole and separate property	9/26/09	9/26/09	9/26/12	9/26/12	3 yr	Memo 3665256	15.00%
					160.00	2.500000

7N	59W	14	NENW		40.00	2.812500	50%	40%	7.03125%	A.F. Ringold, Successor Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	10/19/09	10/19/09	10/19/12	10/19/12	3 yr	Memo 3665257	18.75%
7N	59W	14	NWNW		40.00	2.812500	50%	40%	7.03125%	A.F. Ringold, Successor Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	10/19/09	10/19/09	10/19/12	10/19/12	3 yr	Memo 3665257	18.75%
7N	59W	14	SENW		40.00	2.812500	50%	40%	7.03125%	A.F. Ringold, Successor Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	10/19/09	10/19/09	10/19/12	10/19/12	3 yr	Memo 3665257	18.75%
7N	59W	14	SWNW		40.00	2.812500	50%	40%	7.03125%	A.F. Ringold, Successor Trustee of the Cecile Wagner Revocable Trust, dated November 29, 1990	10/19/09	10/19/09	10/19/12	10/19/12	3 yr	Memo 3665257	18.75%
					160.00	11.250000

7N	59W	22	NESE		40.00	1.875000	50%	40%	4.68750%	J.E. and L.E. Mabee Foundation, Inc.	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3666770	18.75%
7N	59W	22	SESE		40.00	1.875000	50%	40%	4.68750%	J.E. and L.E. Mabee Foundation, Inc.	9/30/09	9/30/09	9/30/12	9/30/12	3 yr	Memo 3666770	18.75%
					80.00	3.750000

7N	59W	14	NENW		40.00	2.343750	50%	40%	5.85938%	Lutin Curlee Family Partnership, LTD., a Colorado Limited Partnership	11/12/09	11/12/09	11/12/12	11/12/12	3 yr	Memo 3666771	15.00%
7N	59W	14	NWNW		40.00	2.343750	50%	40%	5.85938%	Lutin Curlee Family Partnership, LTD., a Colorado Limited Partnership	11/12/09	11/12/09	11/12/12	11/12/12	3 yr	Memo 3666771	15.00%
7N	59W	14	SENW		40.00	2.343750	50%	40%	5.85938%	Lutin Curlee Family Partnership, LTD., a Colorado Limited Partnership	11/12/09	11/12/09	11/12/12	11/12/12	3 yr	Memo 3666771	15.00%
7N	59W	14	SWNW		40.00	2.343750	50%	40%	5.85938%	Lutin Curlee Family Partnership, LTD., a Colorado Limited Partnership	11/12/09	11/12/09	11/12/12	11/12/12	3 yr	Memo 3666771	15.00%
					160.00	9.375000

7N	59W	14	NENW		40.00	0.156250	50%	40%	0.39063%	Lynn Mabray, f/k/a Lynn K. McMillin, a single woman	11/12/09	11/12/09	11/12/12	11/12/12	3 yr	Memo 3680881	15.00%
7N	59W	14	NWNW		40.00	0.156250	50%	40%	0.39063%	Lynn Mabray, f/k/a Lynn K. McMillin, a single woman	11/12/09	11/12/09	11/12/12	11/12/12	3 yr	Memo 3680881	15.00%
7N	59W	14	SENW		40.00	0.156250	50%	40%	0.39063%	Lynn Mabray, f/k/a Lynn K. McMillin, a single woman	11/12/09	11/12/09	11/12/12	11/12/12	3 yr	Memo 3680881	15.00%
7N	59W	14	SWNW		40.00	0.156250	50%	40%	0.39063%	Lynn Mabray, f/k/a Lynn K. McMillin, a single woman	11/12/09	11/12/09	11/12/12	11/12/12	3 yr	Memo 3680881	15.00%
					160.00	0.625000

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	20	NENE		40.00	4.000000	50%	40%	10.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	20	NESE		40.00	4.000000	50%	40%	10.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	20	NWNE		40.00	4.000000	50%	40%	10.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	20	NWSE		40.00	4.000000	50%	40%	10.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	20	SENE		40.00	4.000000	50%	40%	10.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	20	SESE		40.00	4.000000	50%	40%	10.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	20	SWNE		40.00	4.000000	50%	40%	10.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	20	SWSE		40.00	4.000000	50%	40%	10.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	NENE		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	NENW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	NESW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	NWNE		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	NWNW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	NWSW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	SENE		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	SENW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	SESW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	SWNE		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	SWNW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	21	SWSW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	31	NENE		40.00	5.000000	50%	40%	12.50000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	31	NENW		40.00	5.000000	50%	40%	12.50000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	31	NWNE		40.00	5.000000	50%	40%	12.50000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	31	NWNW	lot 1	41.68	5.210000	50%	40%	12.50000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	31	SENE		40.00	5.000000	50%	40%	12.50000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	31	SENW		40.00	5.000000	50%	40%	12.50000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	31	SWNE		40.00	5.000000	50%	40%	12.50000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	59W	31	SWNW	lot 2	41.53	5.191300	50%	40%	12.50012%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	60W	13	NESE		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	60W	13	NWSE		40.00	30.000000	50%	40%	75.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	60W	13	SESE		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	60W	13	SWNE		40.00	30.000000	50%	40%	75.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
7N	60W	13	SWSE		40.00	30.000000	50%	40%	75.00000%	Patty L. Ford	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3714716	17.50%
					1,323.21	442.401300

7N	59W	20	NENW		40.00	10.000000	50%	40%	25.00000%	Jeffrey and Gina Ford, husband and wife	8/3/10	8/3/10	8/3/13	8/3/13	3 yr	Memo 3714717	17.50%
7N	59W	20	NESW		40.00	10.000000	50%	40%	25.00000%	Jeffrey and Gina Ford, husband and wife	8/3/10	8/3/10	8/3/13	8/3/13	3 yr	Memo 3714717	17.50%
7N	59W	20	NWNW		40.00	10.000000	50%	40%	25.00000%	Jeffrey and Gina Ford, husband and wife	8/3/10	8/3/10	8/3/13	8/3/13	3 yr	Memo 3714717	17.50%
7N	59W	20	NWSW		40.00	10.000000	50%	40%	25.00000%	Jeffrey and Gina Ford, husband and wife	8/3/10	8/3/10	8/3/13	8/3/13	3 yr	Memo 3714717	17.50%
7N	59W	20	SENW		40.00	10.000000	50%	40%	25.00000%	Jeffrey and Gina Ford, husband and wife	8/3/10	8/3/10	8/3/13	8/3/13	3 yr	Memo 3714717	17.50%
7N	59W	20	SESW		40.00	10.000000	50%	40%	25.00000%	Jeffrey and Gina Ford, husband and wife	8/3/10	8/3/10	8/3/13	8/3/13	3 yr	Memo 3714717	17.50%
7N	59W	20	SWNW		40.00	10.000000	50%	40%	25.00000%	Jeffrey and Gina Ford, husband and wife	8/3/10	8/3/10	8/3/13	8/3/13	3 yr	Memo 3714717	17.50%
7N	59W	20	SWSW		40.00	10.000000	50%	40%	25.00000%	Jeffrey and Gina Ford, husband and wife	8/3/10	8/3/10	8/3/13	8/3/13	3 yr	Memo 3714717	17.50%
					320.00	80.000000

7N	59W	22	NESE		40.00	1.250000	50%	40%	3.12500%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
7N	59W	22	NWSE		40.00	1.250000	50%	40%	3.12500%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
7N	59W	22	SESE		40.00	1.250000	50%	40%	3.12500%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
7N	59W	22	SWSE		40.00	1.250000	50%	40%	3.12500%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
7N	59W	23	NENW		40.00	0.833333	50%	40%	2.08333%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
7N	59W	23	NWNE		40.00	0.833333	50%	40%	2.08333%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
7N	59W	23	NWNW		40.00	0.833333	50%	40%	2.08333%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
7N	59W	23	SENW		40.00	0.833333	50%	40%	2.08333%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
7N	59W	23	SWNE		40.00	0.833333	50%	40%	2.08333%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
7N	59W	23	SWNW		40.00	0.833333	50%	40%	2.08333%	Diversified Operating Corporation	8/19/10	10/5/10	10/5/13	10/5/13	3 yr	Memo 3717816	17.00%
					400.00	9.999998

7N	59W	21	NESE		40.00	30.000000	50%	40%	75.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	21	NWSE		40.00	30.000000	50%	40%	75.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	21	SESE		40.00	30.000000	50%	40%	75.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	21	SWSE		40.00	30.000000	50%	40%	75.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	NENE		40.00	5.000000	50%	40%	12.50000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	NENW		40.00	5.000000	50%	40%	12.50000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	NESE		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	NESW		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	NWNE		40.00	5.000000	50%	40%	12.50000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	NWNW	lot 1	41.68	5.210000	50%	40%	12.50000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	NWSE		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	NWSW	lot 3	41.38	20.690000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	SENE		40.00	5.000000	50%	40%	12.50000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	SENW		40.00	5.000000	50%	40%	12.50000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	SESE		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	SESW		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	SWNE		40.00	5.000000	50%	40%	12.50000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	SWNW	lot 2	41.53	5.191250	50%	40%	12.50000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	SWSE		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
7N	59W	31	SWSW	lot 4	41.23	20.615000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	12/13/10	12/13/10	12/13/13	12/13/13	3 yr	Memo 3718938	17.50%
					805.82	321.706250

7N	59W	20	NENW		40.00	2.500000	50%	40%	6.25000%	Eugene A. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	Memo 3731050	16.67%
7N	59W	20	NESW		40.00	2.500000	50%	40%	6.25000%	Eugene A. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	Memo 3731050	16.67%
7N	59W	20	NWNW		40.00	2.500000	50%	40%	6.25000%	Eugene A. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	Memo 3731050	16.67%
7N	59W	20	NWSW		40.00	2.500000	50%	40%	6.25000%	Eugene A. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	Memo 3731050	16.67%
7N	59W	20	SENW		40.00	2.500000	50%	40%	6.25000%	Eugene A. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	Memo 3731050	16.67%
7N	59W	20	SESW		40.00	2.500000	50%	40%	6.25000%	Eugene A. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	Memo 3731050	16.67%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	20	SWNW		40.00	2.500000	50%	40%	6.25000%	Eugene A. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	Memo 3731050	16.67%
7N	59W	20	SWSW		40.00	2.500000	50%	40%	6.25000%	Eugene A. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	Memo 3731050	16.67%
					320.00	20.000000

7N	59W	20	NENW		40.00	2.500000	50%	40%	6.25000%	Robert H. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	memo 3731051	16.67%
7N	59W	20	NESW		40.00	2.500000	50%	40%	6.25000%	Robert H. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	memo 3731051	16.67%
7N	59W	20	NWNW		40.00	2.500000	50%	40%	6.25000%	Robert H. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	memo 3731051	16.67%
7N	59W	20	NWSW		40.00	2.500000	50%	40%	6.25000%	Robert H. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	memo 3731051	16.67%
7N	59W	20	SENW		40.00	2.500000	50%	40%	6.25000%	Robert H. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	memo 3731051	16.67%
7N	59W	20	SESW		40.00	2.500000	50%	40%	6.25000%	Robert H. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	memo 3731051	16.67%
7N	59W	20	SWNW		40.00	2.500000	50%	40%	6.25000%	Robert H. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	memo 3731051	16.67%
7N	59W	20	SWSW		40.00	2.500000	50%	40%	6.25000%	Robert H. Markley, a married man dealing in his sole and separate property	10/12/10	10/12/10	10/12/15	10/12/13	3 yr + 2 yr opt	memo 3731051	16.67%
					320.00	20.000000

7N	59W	18	NESE		40.00	0.833320	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	59W	18	NESW		40.00	0.833320	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	59W	18	NWSE		40.00	0.833320	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	59W	18	NWSW	lot 3	42.12	0.877486	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	59W	18	SENW		40.00	0.833320	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	59W	18	SESE		40.00	0.833320	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	59W	18	SESW		40.00	0.833320	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	59W	18	SWNW	lot 2	42.16	0.878319	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	59W	18	SWSE		40.00	0.833320	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	59W	18	SWSW	lot 4	42.08	0.876653	50%	40%	2.08330%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	60W	23	NENW		40.00	1.666667	50%	40%	4.16667%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	60W	23	NESW		40.00	1.666666	50%	40%	4.16667%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	60W	23	NWNW		40.00	1.666667	50%	40%	4.16667%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	60W	23	NWSW		40.00	1.666667	50%	40%	4.16667%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	60W	23	SENW		40.00	1.666666	50%	40%	4.16667%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	60W	23	SESW		40.00	1.666666	50%	40%	4.16667%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	60W	23	SWNW		40.00	1.666667	50%	40%	4.16667%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
7N	60W	23	SWSW		40.00	1.666667	50%	40%	4.16667%	Andrew J. Prebish, a married man dealing in his sole and separate property	10/5/10	10/5/10	10/5/15	10/5/13	3 yr + 2 yr opt	Memo 3733389	16.67%
					726.36	21.799031

7N	59W	19	NENW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737413	17.50%
7N	59W	19	NESW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737413	17.50%
7N	59W	19	NWNW	lot 1	42.04	21.020000	50%	40%	50.00000%	Patty L. Ford	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737413	17.50%
7N	59W	19	NWSW	lot 3	41.96	20.980000	50%	40%	50.00000%	Patty L. Ford	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737413	17.50%
7N	59W	19	SENW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737413	17.50%
7N	59W	19	SESW		40.00	20.000000	50%	40%	50.00000%	Patty L. Ford	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737413	17.50%
7N	59W	19	SWNW	lot 2	42.00	21.000000	50%	40%	50.00000%	Patty L. Ford	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737413	17.50%
7N	59W	19	SWSW	lot 4	41.92	20.960000	50%	40%	50.00000%	Patty L. Ford	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737413	17.50%
					327.92	163.960000

7N	59W	32	NENE		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	NENW		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	NESE		40.00	40.000000	50%	40%	100.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	NESW		40.00	40.000000	50%	40%	100.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	NWNE		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	NWNW		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	NWSE		40.00	40.000000	50%	40%	100.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	NWSW		40.00	40.000000	50%	40%	100.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	SENE		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	SENW		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	SESE		40.00	40.000000	50%	40%	100.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	SESW		40.00	40.000000	50%	40%	100.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	SWNE		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	SWNW		40.00	20.000000	50%	40%	50.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	SWSE		40.00	40.000000	50%	40%	100.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
7N	59W	32	SWSW		40.00	40.000000	50%	40%	100.00000%	John E. Ford Family Trust, dated March 6, 2005	11/10/10	11/10/10	11/10/13	11/10/13	3 yr	Memo 3737414	17.50%
					640.00	480.000000

7N	59W	17	NESE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	17	NESW		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	17	NWSE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	17	NWSW		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	17	SESE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	17	SESW		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	17	SWSE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	17	SWSW		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	NESE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	NESW		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	NWNW	lot 1	42.20	1.758333	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	NWSE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	NWSW	lot 3	42.12	1.755000	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	SENW		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	SESE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	SESW		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	SWNW	lot 2	42.16	1.756000	50%	40%	4.16509%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	SWSE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	59W	18	SWSW	lot 4	42.08	1.753333	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	13	NENE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	13	NWNE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	13	SENE		40.00	1.666667	50%	40%	4.16667%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	23	NENW		40.00	3.333333	50%	40%	8.33333%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	23	NESW		40.00	3.333333	50%	40%	8.33333%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	60W	23	NWNW		40.00	3.333333	50%	40%	8.33333%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	23	NWSW		40.00	3.333333	50%	40%	8.33333%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	23	SENW		40.00	3.333333	50%	40%	8.33333%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	23	SESW		40.00	3.333333	50%	40%	8.33333%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	23	SWNW		40.00	3.333333	50%	40%	8.33333%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
7N	60W	23	SWSW		40.00	3.333333	50%	40%	8.33333%	The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	12/1/10	12/1/10	12/1/15	12/1/13	3 yr+ 2 yr opt	Memo 3746209	18.75%
					1,208.56	63.689332

7N	59W	17	NESE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	17	NESW		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	17	NWSE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	17	NWSW		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	17	SESE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	17	SESW		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	17	SWSE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	17	SWSW		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	NESE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	NESW		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	NWNW		42.20	1.758333	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	NWSE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	NWSW		42.12	1.755000	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	SENW		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	SESE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	SESW		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	SWNW		42.16	1.756667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	SWSE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	59W	18	SWSW		42.08	1.753333	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	13	NENE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	13	NWNE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	13	SENE		40.00	1.666667	50%	40%	4.16667%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	23	NENW		40.00	3.333333	50%	40%	8.33333%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	23	NESW		40.00	3.333333	50%	40%	8.33333%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	23	NWNW		40.00	3.333333	50%	40%	8.33333%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	23	NWSW		40.00	3.333333	50%	40%	8.33333%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	23	SENW		40.00	3.333333	50%	40%	8.33333%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	23	SESW		40.00	3.333333	50%	40%	8.33333%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	23	SWNW		40.00	3.333333	50%	40%	8.33333%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
7N	60W	23	SWSW		40.00	3.333333	50%	40%	8.33333%	Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746210	18.75%
					1,208.56	63.689998

7N	59W	17	NESE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	17	NESW		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	17	NWSE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	17	NWSW		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	17	SESE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	17	SESW		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	17	SWSE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	17	SWSW		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	NESE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	NESW		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	NWNW		42.20	1.758333	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	NWSE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	NWSW		42.12	1.755000	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	SENW		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	SESE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	SESW		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	SWNW		42.16	1.756667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	SWSE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	59W	18	SWSW		42.08	1.753333	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	13	NENE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	13	NWNE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	13	SENE		40.00	1.666667	50%	40%	4.16667%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	23	NENW		40.00	3.333333	50%	40%	8.33333%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	23	NESW		40.00	3.333333	50%	40%	8.33333%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	23	NWNW		40.00	3.333333	50%	40%	8.33333%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	23	NWSW		40.00	3.333333	50%	40%	8.33333%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	23	SENW		40.00	3.333333	50%	40%	8.33333%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	23	SESW		40.00	3.333333	50%	40%	8.33333%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	23	SWNW		40.00	3.333333	50%	40%	8.33333%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
7N	60W	23	SWSW		40.00	3.333333	50%	40%	8.33333%	City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	12/1/10	12/1/10	12/1/15	12/1/13	3 yr + 2 yr opt	Memo 3746211	18.75%
					1,208.56	63.689998

7N	59W	19	NENW		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	59W	19	NESW		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	59W	19	NWNW	lot 1	42.04	10.510000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	59W	19	NWSW	lot 3	41.96	10.490000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	59W	19	SENW		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	59W	19	SESW		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	59W	19	SWNW	lot 2	42.00	10.500000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	59W	19	SWSW	lot 4	41.92	10.480000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	60W	13	NESE		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	60W	13	SESE		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	60W	24	NENE		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	60W	24	NESE		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	60W	24	NWSE		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	60W	24	SENE		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	60W	24	SESE		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
7N	60W	24	SWNE		40.00	10.000000	50%	40%	25.00000%	The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	12/10/10	12/10/10	12/10/16	12/10/13	3 yr + 3 yr opt	Memo 3749643	16.67%
					647.92	161.980000

7N	59W	33	NESW		40.00	20.000000	50%	40%	50.00000%	Sandra Kay Worsham, a married woman dealing in her sole and separate property	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Recordation Notice & Memo 3591759, Affidavit 3732178	15.00%
7N	59W	33	NWSW		40.00	20.000000	50%	40%	50.00000%	Sandra Kay Worsham, a married woman dealing in her sole and separate property	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Recordation Notice & Memo 3591759, Affidavit 3732178	15.00%
7N	59W	33	SESW		40.00	20.000000	50%	40%	50.00000%	Sandra Kay Worsham, a married woman dealing in her sole and separate property	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Recordation Notice & Memo 3591759, Affidavit 3732178	15.00%
7N	59W	33	SWSW		40.00	20.000000	50%	40%	50.00000%	Sandra Kay Worsham, a married woman dealing in her sole and separate property	9/8/08	9/8/08	9/8/13	9/8/13	5 yr	Recordation Notice & Memo 3591759, Affidavit 3732178	15.00%
7N	59W	8	NESE	40.00	0.625000	50%	40%	1.56250%	Kathryn B. Yahn, a single woman	7/11/11	7/11/11	7/11/19	7/11/15	4 yr + 4 yr opt	Memo 3786033	0.1667
7N	59W	8	NESW	40.00	0.625000	50%	40%	1.56250%	Kathryn B. Yahn, a single woman	7/11/11	7/11/11	7/11/19	7/11/15	4 yr + 4 yr opt	Memo 3786033	0.1667
7N	59W	8	NWSE	40.00	0.625000	50%	40%	1.56250%	Kathryn B. Yahn, a single woman	7/11/11	7/11/11	7/11/19	7/11/15	4 yr + 4 yr opt	Memo 3786033	0.1667
7N	59W	8	NWSW	40.00	0.625000	50%	40%	1.56250%	Kathryn B. Yahn, a single woman	7/11/11	7/11/11	7/11/19	7/11/15	4 yr + 4 yr opt	Memo 3786033	0.1667
7N	59W	8	SESE	40.00	0.625000	50%	40%	1.56250%	Kathryn B. Yahn, a single woman	7/11/11	7/11/11	7/11/19	7/11/15	4 yr + 4 yr opt	Memo 3786033	0.1667
7N	59W	8	SESW	40.00	0.625000	50%	40%	1.56250%	Kathryn B. Yahn, a single woman	7/11/11	7/11/11	7/11/19	7/11/15	4 yr + 4 yr opt	Memo 3786033	0.1667
7N	59W	8	SWSE	40.00	0.625000	50%	40%	1.56250%	Kathryn B. Yahn, a single woman	7/11/11	7/11/11	7/11/19	7/11/15	4 yr + 4 yr opt	Memo 3786033	0.1667
7N	59W	8	SWSW	40.00	0.625000	50%	40%	1.56250%	Kathryn B. Yahn, a single woman	7/11/11	7/11/11	7/11/19	7/11/15	4 yr + 4 yr opt	Memo 3786033	0.1667
				320.00	5.000000

7N	59W	34	NENE	40.00	0.159801	50%	40%	0.39950%	Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	7/20/11	7/20/11	7/20/19	7/20/15	4 yr + 4 yr opt	Memo 3786034	0.1667
7N	59W	34	NESE	40.00	0.159801	50%	40%	0.39950%	Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	7/20/11	7/20/11	7/20/19	7/20/15	4 yr + 4 yr opt	Memo 3786034	0.1667
7N	59W	34	NWNE	40.00	0.159801	50%	40%	0.39950%	Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	7/20/11	7/20/11	7/20/19	7/20/15	4 yr + 4 yr opt	Memo 3786034	0.1667
7N	59W	34	NWSE	40.00	0.159801	50%	40%	0.39950%	Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	7/20/11	7/20/11	7/20/19	7/20/15	4 yr + 4 yr opt	Memo 3786034	0.1667
7N	59W	34	SENE	40.00	0.159801	50%	40%	0.39950%	Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	7/20/11	7/20/11	7/20/19	7/20/15	4 yr + 4 yr opt	Memo 3786034	0.1667
7N	59W	34	SESE	40.00	0.159801	50%	40%	0.39950%	Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	7/20/11	7/20/11	7/20/19	7/20/15	4 yr + 4 yr opt	Memo 3786034	0.1667
7N	59W	34	SWNE	40.00	0.159801	50%	40%	0.39950%	Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	7/20/11	7/20/11	7/20/19	7/20/15	4 yr + 4 yr opt	Memo 3786034	0.1667
7N	59W	34	SWSE	40.00	0.159801	50%	40%	0.39950%	Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	7/20/11	7/20/11	7/20/19	7/20/15	4 yr + 4 yr opt	Memo 3786034	0.1667
				320.00	1.278410

7N	59W	34	NENE	40.00	0.319603	50%	40%	0.79901%	Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	7/26/11	7/26/11	7/26/19	7/26/15	4 yr + 4 yr opt	Memo 3788917	0.1667
7N	59W	34	NESE	40.00	0.319603	50%	40%	0.79901%	Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	7/26/11	7/26/11	7/26/19	7/26/15	4 yr + 4 yr opt	Memo 3788917	0.1667
7N	59W	34	NWNE	40.00	0.319603	50%	40%	0.79901%	Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	7/26/11	7/26/11	7/26/19	7/26/15	4 yr + 4 yr opt	Memo 3788917	0.1667
7N	59W	34	NWSE	40.00	0.319603	50%	40%	0.79901%	Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	7/26/11	7/26/11	7/26/19	7/26/15	4 yr + 4 yr opt	Memo 3788917	0.1667
7N	59W	34	SENE	40.00	0.319603	50%	40%	0.79901%	Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	7/26/11	7/26/11	7/26/19	7/26/15	4 yr + 4 yr opt	Memo 3788917	0.1667
7N	59W	34	SESE	40.00	0.319603	50%	40%	0.79901%	Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	7/26/11	7/26/11	7/26/19	7/26/15	4 yr + 4 yr opt	Memo 3788917	0.1667
7N	59W	34	SWNE	40.00	0.319603	50%	40%	0.79901%	Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	7/26/11	7/26/11	7/26/19	7/26/15	4 yr + 4 yr opt	Memo 3788917	0.1667
7N	59W	34	SWSE	40.00	0.319603	50%	40%	0.79901%	Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	7/26/11	7/26/11	7/26/19	7/26/15	4 yr + 4 yr opt	Memo 3788917	0.1667
				320.00	2.556820

7N	59W	34	NENE	40.00	0.639205	50%	40%	1.59801%	Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788918	0.1667
7N	59W	34	NESE	40.00	0.639205	50%	40%	1.59801%	Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788918	0.1667
7N	59W	34	NWNE	40.00	0.639205	50%	40%	1.59801%	Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788918	0.1667
7N	59W	34	NWSE	40.00	0.639205	50%	40%	1.59801%	Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788918	0.1667
7N	59W	34	SENE	40.00	0.639205	50%	40%	1.59801%	Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788918	0.1667
7N	59W	34	SESE	40.00	0.639205	50%	40%	1.59801%	Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788918	0.1667
7N	59W	34	SWNE	40.00	0.639205	50%	40%	1.59801%	Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788918	0.1667
7N	59W	34	SWSE	40.00	0.639205	50%	40%	1.59801%	Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788918	0.1667
				320.00	5.113640

7N	59W	34	NENE	40.00	0.319603	50%	40%	0.79901%	Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788919	0.1667
7N	59W	34	NESE	40.00	0.319603	50%	40%	0.79901%	Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788919	0.1667
7N	59W	34	NWNE	40.00	0.319603	50%	40%	0.79901%	Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788919	0.1667
7N	59W	34	NWSE	40.00	0.319603	50%	40%	0.79901%	Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788919	0.1667
7N	59W	34	SENE	40.00	0.319603	50%	40%	0.79901%	Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788919	0.1667
7N	59W	34	SESE	40.00	0.319603	50%	40%	0.79901%	Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788919	0.1667
7N	59W	34	SWNE	40.00	0.319603	50%	40%	0.79901%	Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788919	0.1667
7N	59W	34	SWSE	40.00	0.319603	50%	40%	0.79901%	Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788919	0.1667
				320.00	2.556820

7N	59W	34	NENE	40.00	0.319603	50%	40%	0.79901%	Jane M. Russell, a single woman	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788920	0.1667
7N	59W	34	NESE	40.00	0.319603	50%	40%	0.79901%	Jane M. Russell, a single woman	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788920	0.1667
7N	59W	34	NWNE	40.00	0.319603	50%	40%	0.79901%	Jane M. Russell, a single woman	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788920	0.1667
7N	59W	34	NWSE	40.00	0.319603	50%	40%	0.79901%	Jane M. Russell, a single woman	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788920	0.1667
7N	59W	34	SENE	40.00	0.319603	50%	40%	0.79901%	Jane M. Russell, a single woman	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788920	0.1667
7N	59W	34	SESE	40.00	0.319603	50%	40%	0.79901%	Jane M. Russell, a single woman	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788920	0.1667
7N	59W	34	SWNE	40.00	0.319603	50%	40%	0.79901%	Jane M. Russell, a single woman	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788920	0.1667
7N	59W	34	SWSE	40.00	0.319603	50%	40%	0.79901%	Jane M. Russell, a single woman	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3788920	0.1667
				320.00	2.556820

7N	59W	28	NENW	40.00	1.212121	50%	40%	3.03030%	Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3788921	0.1667
7N	59W	28	NESW	40.00	1.212121	50%	40%	3.03030%	Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3788921	0.1667
7N	59W	28	NWNW	40.00	1.212121	50%	40%	3.03030%	Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3788921	0.1667
7N	59W	28	NWSW	40.00	1.212121	50%	40%	3.03030%	Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3788921	0.1667
7N	59W	28	SENW	40.00	1.212121	50%	40%	3.03030%	Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3788921	0.1667
7N	59W	28	SESW	40.00	1.212121	50%	40%	3.03030%	Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3788921	0.1667
7N	59W	28	SWNW	40.00	1.212121	50%	40%	3.03030%	Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3788921	0.1667
7N	59W	28	SWSW	40.00	1.212121	50%	40%	3.03030%	Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3788921	0.1667
				320.00	9.696970

7N	59W	28	NENW	40.00	0.047225	50%	40%	0.11806%	Marilyn L. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3788922	0.1667
7N	59W	28	NESW	40.00	0.047225	50%	40%	0.11806%	Marilyn L. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3788922	0.1667
7N	59W	28	NWNW	40.00	0.047225	50%	40%	0.11806%	Marilyn L. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3788922	0.1667
7N	59W	28	NWSW	40.00	0.047225	50%	40%	0.11806%	Marilyn L. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3788922	0.1667

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	28	SENW		40.00	0.047225	50%	40%	0.11806%	Marilyn L. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3788922	0.1667
7N	59W	28	SESW		40.00	0.047225	50%	40%	0.11806%	Marilyn L. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3788922	0.1667
7N	59W	28	SWNW		40.00	0.047225	50%	40%	0.11806%	Marilyn L. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3788922	0.1667
7N	59W	28	SWSW		40.00	0.047225	50%	40%	0.11806%	Marilyn L. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3788922	0.1667
					320.00	0.377800

7N	59W	34	NENE		40.00	0.639205	50%	40%	1.59801%	Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788923	0.1667
7N	59W	34	NESE		40.00	0.639205	50%	40%	1.59801%	Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788923	0.1667
7N	59W	34	NWNE		40.00	0.639205	50%	40%	1.59801%	Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788923	0.1667
7N	59W	34	NWSE		40.00	0.639205	50%	40%	1.59801%	Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788923	0.1667
7N	59W	34	SENE		40.00	0.639205	50%	40%	1.59801%	Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788923	0.1667
7N	59W	34	SESE		40.00	0.639205	50%	40%	1.59801%	Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788923	0.1667
7N	59W	34	SWNE		40.00	0.639205	50%	40%	1.59801%	Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788923	0.1667
7N	59W	34	SWSE		40.00	0.639205	50%	40%	1.59801%	Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	7/15/11	7/15/11	7/15/19	7/15/15	4 yr + 4 yr opt	Memo 3788923	0.1667
					320.00	5.113640

7N	59W	28	NENW		40.00	3.636360	50%	40%	9.09090%	Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	8/3/11	8/3/11	8/3/19	8/3/15	4 yr+4yr opt	Memo 3788926, ratifications 3795138, 3795139	0.1667
7N	59W	28	NESW		40.00	3.636360	50%	40%	9.09090%	Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	8/3/11	8/3/11	8/3/19	8/3/15	4 yr+4yr opt	Memo 3788926, ratifications 3795138, 3795139	0.1667
7N	59W	28	NWNW		40.00	3.636360	50%	40%	9.09090%	Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	8/3/11	8/3/11	8/3/19	8/3/15	4 yr+4yr opt	Memo 3788926, ratifications 3795138, 3795139	0.1667
7N	59W	28	NWSW		40.00	3.636360	50%	40%	9.09090%	Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	8/3/11	8/3/11	8/3/19	8/3/15	4 yr+4yr opt	Memo 3788926, ratifications 3795138, 3795139	0.1667
7N	59W	28	SENW		40.00	3.636360	50%	40%	9.09090%	Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	8/3/11	8/3/11	8/3/19	8/3/15	4 yr+4yr opt	Memo 3788926, ratifications 3795138, 3795139	0.1667
7N	59W	28	SESW		40.00	3.636360	50%	40%	9.09090%	Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	8/3/11	8/3/11	8/3/19	8/3/15	4 yr+4yr opt	Memo 3788926, ratifications 3795138, 3795139	0.1667
7N	59W	28	SWNW		40.00	3.636360	50%	40%	9.09090%	Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	8/3/11	8/3/11	8/3/19	8/3/15	4 yr+4yr opt	Memo 3788926, ratifications 3795138, 3795139	0.1667
7N	59W	28	SWSW		40.00	3.636360	50%	40%	9.09090%	Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	8/3/11	8/3/11	8/3/19	8/3/15	4 yr+4yr opt	Memo 3788926, ratifications 3795138, 3795139	0.1667
					320.00	29.090880

7N	59W	34	NENE		40.00	0.213068	50%	40%	0.53267%	Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3792452	0.1667
7N	59W	34	NESE		40.00	0.213068	50%	40%	0.53267%	Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3792452	0.1667
7N	59W	34	NWNE		40.00	0.213068	50%	40%	0.53267%	Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3792452	0.1667
7N	59W	34	NWSE		40.00	0.213068	50%	40%	0.53267%	Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3792452	0.1667
7N	59W	34	SENE		40.00	0.213068	50%	40%	0.53267%	Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3792452	0.1667
7N	59W	34	SESE		40.00	0.213068	50%	40%	0.53267%	Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3792452	0.1667
7N	59W	34	SWNE		40.00	0.213068	50%	40%	0.53267%	Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3792452	0.1667
7N	59W	34	SWSE		40.00	0.213068	50%	40%	0.53267%	Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	7/25/11	7/25/11	7/25/19	7/25/15	4 yr + 4 yr opt	Memo 3792452	0.1667
					320.00	1.704540

7N	59W	28	NENW		40.00	0.047240	50%	40%	0.11810%	David W. Ferguson Trust	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792453	0.1667
7N	59W	28	NESW		40.00	0.047240	50%	40%	0.11810%	David W. Ferguson Trust	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792453	0.1667
7N	59W	28	NWNW		40.00	0.047240	50%	40%	0.11810%	David W. Ferguson Trust	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792453	0.1667
7N	59W	28	NWSW		40.00	0.047240	50%	40%	0.11810%	David W. Ferguson Trust	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792453	0.1667
7N	59W	28	SENW		40.00	0.047240	50%	40%	0.11810%	David W. Ferguson Trust	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792453	0.1667
7N	59W	28	SESW		40.00	0.047240	50%	40%	0.11810%	David W. Ferguson Trust	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792453	0.1667
7N	59W	28	SWNW		40.00	0.047240	50%	40%	0.11810%	David W. Ferguson Trust	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792453	0.1667
7N	59W	28	SWSW		40.00	0.047240	50%	40%	0.11810%	David W. Ferguson Trust	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792453	0.1667
					320.00	0.377920

7N	59W	31	NENE		40.00	7.500000	50%	40%	18.75000%	Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792455	0.166667
7N	59W	31	NENW		40.00	7.500000	50%	40%	18.75000%	Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792455	0.166667
7N	59W	31	NWNE		40.00	7.500000	50%	40%	18.75000%	Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792455	0.166667
7N	59W	31	NWNW	lot 1	41.68	7.815000	50%	40%	18.75000%	Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792455	0.166667
7N	59W	31	SENE		40.00	7.500000	50%	40%	18.75000%	Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792455	0.166667
7N	59W	31	SENW		40.00	7.500000	50%	40%	18.75000%	Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792455	0.166667
7N	59W	31	SWNE		40.00	7.500000	50%	40%	18.75000%	Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792455	0.166667
7N	59W	31	SWNW	lot 2	41.53	7.786880	50%	40%	18.75001%	Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792455	0.166667
					323.21	60.601880

7N	59W	31	NENE		40.00	7.500000	50%	40%	18.75000%	Eileen Louise Dean, a single woman	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792456	0.1667
7N	59W	31	NENW		40.00	7.500000	50%	40%	18.75000%	Eileen Louise Dean, a single woman	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792456	0.1667
7N	59W	31	NWNE		40.00	7.500000	50%	40%	18.75000%	Eileen Louise Dean, a single woman	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792456	0.1667
7N	59W	31	NWNW	lot 1	41.68	7.815000	50%	40%	18.75000%	Eileen Louise Dean, a single woman	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792456	0.1667
7N	59W	31	SENE		40.00	7.500000	50%	40%	18.75000%	Eileen Louise Dean, a single woman	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792456	0.1667
7N	59W	31	SENW		40.00	7.500000	50%	40%	18.75000%	Eileen Louise Dean, a single woman	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792456	0.1667
7N	59W	31	SWNE		40.00	7.500000	50%	40%	18.75000%	Eileen Louise Dean, a single woman	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792456	0.1667
7N	59W	31	SWNW	lot 2	41.53	7.786880	50%	40%	18.75001%	Eileen Louise Dean, a single woman	6/27/11	6/27/11	6/27/19	6/27/15	4 yr + 4 yr opt	Memo 3792456	0.1667
					323.21	60.601880

7N	59W	34	NENE		40.00	0.639205	50%	40%	1.59801%	Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	7/14/11	7/14/11	7/14/19	7/14/15	4 yr + 4 yr opt	Memo 3792457	0.1667
7N	59W	34	NESE		40.00	0.639205	50%	40%	1.59801%	Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	7/14/11	7/14/11	7/14/19	7/14/15	4 yr + 4 yr opt	Memo 3792457	0.1667
7N	59W	34	NWNE		40.00	0.639205	50%	40%	1.59801%	Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	7/14/11	7/14/11	7/14/19	7/14/15	4 yr + 4 yr opt	Memo 3792457	0.1667
7N	59W	34	NWSE		40.00	0.639205	50%	40%	1.59801%	Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	7/14/11	7/14/11	7/14/19	7/14/15	4 yr + 4 yr opt	Memo 3792457	0.1667
7N	59W	34	SENE		40.00	0.639205	50%	40%	1.59801%	Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	7/14/11	7/14/11	7/14/19	7/14/15	4 yr + 4 yr opt	Memo 3792457	0.1667
7N	59W	34	SESE		40.00	0.639205	50%	40%	1.59801%	Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	7/14/11	7/14/11	7/14/19	7/14/15	4 yr + 4 yr opt	Memo 3792457	0.1667
7N	59W	34	SWNE		40.00	0.639205	50%	40%	1.59801%	Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	7/14/11	7/14/11	7/14/19	7/14/15	4 yr + 4 yr opt	Memo 3792457	0.1667
7N	59W	34	SWSE		40.00	0.639205	50%	40%	1.59801%	Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	7/14/11	7/14/11	7/14/19	7/14/15	4 yr + 4 yr opt	Memo 3792457	0.1667
					320.00	5.113640

7N	59W	34	NENE		40.00	0.426136	50%	40%	1.06534%	Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792458	0.1667
7N	59W	34	NESE		40.00	0.426136	50%	40%	1.06534%	Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792458	0.1667
7N	59W	34	NWNE		40.00	0.426136	50%	40%	1.06534%	Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792458	0.1667
7N	59W	34	NWSE		40.00	0.426136	50%	40%	1.06534%	Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792458	0.1667
7N	59W	34	SENE		40.00	0.426136	50%	40%	1.06534%	Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792458	0.1667
7N	59W	34	SESE		40.00	0.426136	50%	40%	1.06534%	Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792458	0.1667
7N	59W	34	SWNE		40.00	0.426136	50%	40%	1.06534%	Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792458	0.1667
7N	59W	34	SWSE		40.00	0.426136	50%	40%	1.06534%	Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	7/18/11	7/18/11	7/18/19	7/18/15	4 yr + 4 yr opt	Memo 3792458	0.1667

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
					320.00	3.409090

7N	59W	28	NENW		40.00	0.047225	50%	40%	0.11806%	Karen S. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792459	0.1667
7N	59W	28	NESW		40.00	0.047225	50%	40%	0.11806%	Karen S. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792459	0.1667
7N	59W	28	NWNW		40.00	0.047225	50%	40%	0.11806%	Karen S. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792459	0.1667
7N	59W	28	NWSW		40.00	0.047225	50%	40%	0.11806%	Karen S. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792459	0.1667
7N	59W	28	SENW		40.00	0.047225	50%	40%	0.11806%	Karen S. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792459	0.1667
7N	59W	28	SESW		40.00	0.047225	50%	40%	0.11806%	Karen S. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792459	0.1667
7N	59W	28	SWNW		40.00	0.047225	50%	40%	0.11806%	Karen S. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792459	0.1667
7N	59W	28	SWSW		40.00	0.047225	50%	40%	0.11806%	Karen S. Raymond, a single woman	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792459	0.1667
					320.00	0.377800

7N	59W	28	NENW		40.00	0.151600	50%	40%	0.37900%	Iris Lee Memovich Swaggerty Turk, a widow	8/16/11	8/16/11	8/16/19	8/16/15	4 yr + 4 yr opt	Memo 3792460	0.1667
7N	59W	28	NESW		40.00	0.151600	50%	40%	0.37900%	Iris Lee Memovich Swaggerty Turk, a widow	8/16/11	8/16/11	8/16/19	8/16/15	4 yr + 4 yr opt	Memo 3792460	0.1667
7N	59W	28	NWNW		40.00	0.151600	50%	40%	0.37900%	Iris Lee Memovich Swaggerty Turk, a widow	8/16/11	8/16/11	8/16/19	8/16/15	4 yr + 4 yr opt	Memo 3792460	0.1667
7N	59W	28	NWSW		40.00	0.151600	50%	40%	0.37900%	Iris Lee Memovich Swaggerty Turk, a widow	8/16/11	8/16/11	8/16/19	8/16/15	4 yr + 4 yr opt	Memo 3792460	0.1667
7N	59W	28	SENW		40.00	0.151600	50%	40%	0.37900%	Iris Lee Memovich Swaggerty Turk, a widow	8/16/11	8/16/11	8/16/19	8/16/15	4 yr + 4 yr opt	Memo 3792460	0.1667
7N	59W	28	SESW		40.00	0.151600	50%	40%	0.37900%	Iris Lee Memovich Swaggerty Turk, a widow	8/16/11	8/16/11	8/16/19	8/16/15	4 yr + 4 yr opt	Memo 3792460	0.1667
7N	59W	28	SWNW		40.00	0.151600	50%	40%	0.37900%	Iris Lee Memovich Swaggerty Turk, a widow	8/16/11	8/16/11	8/16/19	8/16/15	4 yr + 4 yr opt	Memo 3792460	0.1667
7N	59W	28	SWSW		40.00	0.151600	50%	40%	0.37900%	Iris Lee Memovich Swaggerty Turk, a widow	8/16/11	8/16/11	8/16/19	8/16/15	4 yr + 4 yr opt	Memo 3792460	0.1667
					320.00	1.212800

7N	59W	28	NENW		40.00	0.454600	50%	40%	1.13650%	William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3792461	0.166666
7N	59W	28	NESW		40.00	0.454600	50%	40%	1.13650%	William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3792461	0.166666
7N	59W	28	NWNW		40.00	0.454600	50%	40%	1.13650%	William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3792461	0.166666
7N	59W	28	NWSW		40.00	0.454600	50%	40%	1.13650%	William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3792461	0.166666
7N	59W	28	SENW		40.00	0.454600	50%	40%	1.13650%	William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3792461	0.166666
7N	59W	28	SESW		40.00	0.454600	50%	40%	1.13650%	William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3792461	0.166666
7N	59W	28	SWNW		40.00	0.454600	50%	40%	1.13650%	William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3792461	0.166666
7N	59W	28	SWSW		40.00	0.454600	50%	40%	1.13650%	William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3792461	0.166666
					320.00	3.636800

7N	59W	28	NENW		40.00	0.047236	50%	40%	0.11809%	Anthony Dicroce, a widower	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792462	0.166666
7N	59W	28	NESW		40.00	0.047236	50%	40%	0.11809%	Anthony Dicroce, a widower	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792462	0.166666
7N	59W	28	NWNW		40.00	0.047236	50%	40%	0.11809%	Anthony Dicroce, a widower	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792462	0.166666
7N	59W	28	NWSW		40.00	0.047236	50%	40%	0.11809%	Anthony Dicroce, a widower	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792462	0.166666
7N	59W	28	SENW		40.00	0.047236	50%	40%	0.11809%	Anthony Dicroce, a widower	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792462	0.166666
7N	59W	28	SESW		40.00	0.047236	50%	40%	0.11809%	Anthony Dicroce, a widower	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792462	0.166666
7N	59W	28	SWNW		40.00	0.047236	50%	40%	0.11809%	Anthony Dicroce, a widower	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792462	0.166666
7N	59W	28	SWSW		40.00	0.047236	50%	40%	0.11809%	Anthony Dicroce, a widower	7/12/11	7/12/11	7/12/19	7/12/15	4 yr + 4 yr opt	Memo 3792462	0.166666
					320.00	0.377890

7N	59W	28	NENW		40.00	0.129600	50%	40%	0.32400%	Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3792465	0.1667
7N	59W	28	NESW		40.00	0.129600	50%	40%	0.32400%	Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3792465	0.1667
7N	59W	28	NWNW		40.00	0.129600	50%	40%	0.32400%	Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3792465	0.1667
7N	59W	28	NWSW		40.00	0.129600	50%	40%	0.32400%	Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3792465	0.1667
7N	59W	28	SENW		40.00	0.129600	50%	40%	0.32400%	Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3792465	0.1667
7N	59W	28	SESW		40.00	0.129600	50%	40%	0.32400%	Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3792465	0.1667
7N	59W	28	SWNW		40.00	0.129600	50%	40%	0.32400%	Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3792465	0.1667
7N	59W	28	SWSW		40.00	0.129600	50%	40%	0.32400%	Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3792465	0.1667
					320.00	1.036800

7N	59W	28	NENW		40.00	0.047456	50%	40%	0.11864%	Patricia S. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792466	0.166666
7N	59W	28	NESW		40.00	0.047456	50%	40%	0.11864%	Patricia S. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792466	0.166666
7N	59W	28	NWNW		40.00	0.047456	50%	40%	0.11864%	Patricia S. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792466	0.166666
7N	59W	28	NWSW		40.00	0.047456	50%	40%	0.11864%	Patricia S. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792466	0.166666
7N	59W	28	SENW		40.00	0.047456	50%	40%	0.11864%	Patricia S. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792466	0.166666
7N	59W	28	SESW		40.00	0.047456	50%	40%	0.11864%	Patricia S. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792466	0.166666
7N	59W	28	SWNW		40.00	0.047456	50%	40%	0.11864%	Patricia S. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792466	0.166666
7N	59W	28	SWSW		40.00	0.047456	50%	40%	0.11864%	Patricia S. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792466	0.166666
					320.00	0.379650

7N	59W	28	NENW		40.00	0.047456	50%	40%	0.11864%	Beverly A. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792467	0.166666
7N	59W	28	NESW		40.00	0.047456	50%	40%	0.11864%	Beverly A. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792467	0.166666
7N	59W	28	NWNW		40.00	0.047456	50%	40%	0.11864%	Beverly A. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792467	0.166666
7N	59W	28	NWSW		40.00	0.047456	50%	40%	0.11864%	Beverly A. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792467	0.166666
7N	59W	28	SENW		40.00	0.047456	50%	40%	0.11864%	Beverly A. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792467	0.166666
7N	59W	28	SESW		40.00	0.047456	50%	40%	0.11864%	Beverly A. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792467	0.166666
7N	59W	28	SWNW		40.00	0.047456	50%	40%	0.11864%	Beverly A. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792467	0.166666
7N	59W	28	SWSW		40.00	0.047456	50%	40%	0.11864%	Beverly A. Ditolla, a single woman	7/13/11	7/13/11	7/13/19	7/13/15	4 yr + 4 yr opt	Memo 3792467	0.166666
					320.00	0.379650

7N	59W	28	NENW		40.00	0.043400	50%	40%	0.10850%	Monaco Family Trust, represented herein by Edward Monaco, Trustee	8/5/11	8/5/11	8/15/19	8/5/15	4 yr + 4 yr opt	Memo 3792469	0.1667
7N	59W	28	NESW		40.00	0.043400	50%	40%	0.10850%	Monaco Family Trust, represented herein by Edward Monaco, Trustee	8/5/11	8/5/11	8/15/19	8/5/15	4 yr + 4 yr opt	Memo 3792469	0.1667
7N	59W	28	NWNW		40.00	0.043400	50%	40%	0.10850%	Monaco Family Trust, represented herein by Edward Monaco, Trustee	8/5/11	8/5/11	8/15/19	8/5/15	4 yr + 4 yr opt	Memo 3792469	0.1667
7N	59W	28	NWSW		40.00	0.043400	50%	40%	0.10850%	Monaco Family Trust, represented herein by Edward Monaco, Trustee	8/5/11	8/5/11	8/15/19	8/5/15	4 yr + 4 yr opt	Memo 3792469	0.1667
7N	59W	28	SENW		40.00	0.043400	50%	40%	0.10850%	Monaco Family Trust, represented herein by Edward Monaco, Trustee	8/5/11	8/5/11	8/15/19	8/5/15	4 yr + 4 yr opt	Memo 3792469	0.1667
7N	59W	28	SESW		40.00	0.043400	50%	40%	0.10850%	Monaco Family Trust, represented herein by Edward Monaco, Trustee	8/5/11	8/5/11	8/15/19	8/5/15	4 yr + 4 yr opt	Memo 3792469	0.1667
7N	59W	28	SWNW		40.00	0.043400	50%	40%	0.10850%	Monaco Family Trust, represented herein by Edward Monaco, Trustee	8/5/11	8/5/11	8/15/19	8/5/15	4 yr + 4 yr opt	Memo 3792469	0.1667
7N	59W	28	SWSW		40.00	0.043400	50%	40%	0.10850%	Monaco Family Trust, represented herein by Edward Monaco, Trustee	8/5/11	8/5/11	8/15/19	8/5/15	4 yr + 4 yr opt	Memo 3792469	0.1667
					320.00	0.347200

7N	59W	28	NENW		40.00	4.848485	50%	40%	12.12121%	Darlene Kozak Burham, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3795140	0.1667
7N	59W	28	NESW		40.00	4.848485	50%	40%	12.12121%	Darlene Kozak Burham, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3795140	0.1667

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	28	NWNW		40.00	4.848485	50%	40%	12.12121%	Darlene Kozak Burham, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3795140	0.1667
7N	59W	28	NWSW		40.00	4.848485	50%	40%	12.12121%	Darlene Kozak Burham, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3795140	0.1667
7N	59W	28	SENW		40.00	4.848485	50%	40%	12.12121%	Darlene Kozak Burham, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3795140	0.1667
7N	59W	28	SESW		40.00	4.848485	50%	40%	12.12121%	Darlene Kozak Burham, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3795140	0.1667
7N	59W	28	SWNW		40.00	4.848485	50%	40%	12.12121%	Darlene Kozak Burham, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3795140	0.1667
7N	59W	28	SWSW		40.00	4.848485	50%	40%	12.12121%	Darlene Kozak Burham, a widow	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3795140	0.1667
					320.00	38.787880

7N	59W	28	NENW		40.00	0.259740	50%	40%		Clarice Colleen Giba Molholm, a widow	8/8/11	8/8/11	8/8/19	8/8/15	4 yr + 4 yr opt	Memo 3795141, Ratifications	0.1667
7N	59W	28	NESW		40.00	0.259740	50%	40%		Clarice Colleen Giba Molholm, a widow	8/8/11	8/8/11	8/8/19	8/8/15	4 yr + 4 yr opt	Memo 3795141, Ratifications	0.1667
7N	59W	28	NWNW		40.00	0.259740	50%	40%		Clarice Colleen Giba Molholm, a widow	8/8/11	8/8/11	8/8/19	8/8/15	4 yr + 4 yr opt	Memo 3795141, Ratifications	0.1667
7N	59W	28	NWSW		40.00	0.259740	50%	40%		Clarice Colleen Giba Molholm, a widow	8/8/11	8/8/11	8/8/19	8/8/15	4 yr + 4 yr opt	Memo 3795141, Ratifications	0.1667
7N	59W	28	SENW		40.00	0.259740	50%	40%		Clarice Colleen Giba Molholm, a widow	8/8/11	8/8/11	8/8/19	8/8/15	4 yr + 4 yr opt	Memo 3795141, Ratifications	0.1667
7N	59W	28	SESW		40.00	0.259740	50%	40%		Clarice Colleen Giba Molholm, a widow	8/8/11	8/8/11	8/8/19	8/8/15	4 yr + 4 yr opt	Memo 3795141, Ratifications	0.1667
7N	59W	28	SWNW		40.00	0.259740	50%	40%		Clarice Colleen Giba Molholm, a widow	8/8/11	8/8/11	8/8/19	8/8/15	4 yr + 4 yr opt	Memo 3795141, Ratifications	0.1667
7N	59W	28	SWSW		40.00	0.259740	50%	40%		Clarice Colleen Giba Molholm, a widow	8/8/11	8/8/11	8/8/19	8/8/15	4 yr + 4 yr opt	Memo 3795141, Ratifications	0.1667
					320.00	2.077920

7N	59W	28	NENW		40.00	0.129870	50%	40%	0.32468%	Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795143	0.166666
7N	59W	28	NESW		40.00	0.129870	50%	40%	0.32468%	Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795143	0.166666
7N	59W	28	NWNW		40.00	0.129870	50%	40%	0.32468%	Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795143	0.166666
7N	59W	28	NWSW		40.00	0.129870	50%	40%	0.32468%	Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795143	0.166666
7N	59W	28	SENW		40.00	0.129870	50%	40%	0.32468%	Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795143	0.166666
7N	59W	28	SESW		40.00	0.129870	50%	40%	0.32468%	Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795143	0.166666
7N	59W	28	SWNW		40.00	0.129870	50%	40%	0.32468%	Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795143	0.166666
7N	59W	28	SWSW		40.00	0.129870	50%	40%	0.32468%	Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795143	0.166666
					320.00	1.038960

7N	59W	28	NENW		40.00	0.259740	50%	40%	0.64935%	Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	8/17/11	8/17/11	8/17/19	8/17/15	4 yr + 4 yr opt	Memo 3795144	0.1667
7N	59W	28	NESW		40.00	0.259740	50%	40%	0.64935%	Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	8/17/11	8/17/11	8/17/19	8/17/15	4 yr + 4 yr opt	Memo 3795144	0.1667
7N	59W	28	NWNW		40.00	0.259740	50%	40%	0.64935%	Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	8/17/11	8/17/11	8/17/19	8/17/15	4 yr + 4 yr opt	Memo 3795144	0.1667
7N	59W	28	NWSW		40.00	0.259740	50%	40%	0.64935%	Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	8/17/11	8/17/11	8/17/19	8/17/15	4 yr + 4 yr opt	Memo 3795144	0.1667
7N	59W	28	SENW		40.00	0.259740	50%	40%	0.64935%	Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	8/17/11	8/17/11	8/17/19	8/17/15	4 yr + 4 yr opt	Memo 3795144	0.1667
7N	59W	28	SESW		40.00	0.259740	50%	40%	0.64935%	Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	8/17/11	8/17/11	8/17/19	8/17/15	4 yr + 4 yr opt	Memo 3795144	0.1667
7N	59W	28	SWNW		40.00	0.259740	50%	40%	0.64935%	Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	8/17/11	8/17/11	8/17/19	8/17/15	4 yr + 4 yr opt	Memo 3795144	0.1667
7N	59W	28	SWSW		40.00	0.259740	50%	40%	0.64935%	Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	8/17/11	8/17/11	8/17/19	8/17/15	4 yr + 4 yr opt	Memo 3795144	0.1667
					320.00	2.077920

7N	59W	28	NENW		40.00	0.151600	50%	40%	0.37900%	Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795145	0.1667
7N	59W	28	NESW		40.00	0.151600	50%	40%	0.37900%	Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795145	0.1667
7N	59W	28	NWNW		40.00	0.151600	50%	40%	0.37900%	Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795145	0.1667
7N	59W	28	NWSW		40.00	0.151600	50%	40%	0.37900%	Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795145	0.1667
7N	59W	28	SENW		40.00	0.151600	50%	40%	0.37900%	Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795145	0.1667
7N	59W	28	SESW		40.00	0.151600	50%	40%	0.37900%	Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795145	0.1667
7N	59W	28	SWNW		40.00	0.151600	50%	40%	0.37900%	Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795145	0.1667
7N	59W	28	SWSW		40.00	0.151600	50%	40%	0.37900%	Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795145	0.1667
					320.00	1.212800

7N	59W	28	NENW		40.00	0.075800	50%	40%	0.18950%	Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3795146	0.1667
7N	59W	28	NESW		40.00	0.075800	50%	40%	0.18950%	Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3795146	0.1667
7N	59W	28	NWNW		40.00	0.075800	50%	40%	0.18950%	Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3795146	0.1667
7N	59W	28	NWSW		40.00	0.075800	50%	40%	0.18950%	Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3795146	0.1667
7N	59W	28	SENW		40.00	0.075800	50%	40%	0.18950%	Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3795146	0.1667
7N	59W	28	SESW		40.00	0.075800	50%	40%	0.18950%	Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3795146	0.1667
7N	59W	28	SWNW		40.00	0.075800	50%	40%	0.18950%	Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3795146	0.1667
7N	59W	28	SWSW		40.00	0.075800	50%	40%	0.18950%	Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3795146	0.1667
					320.00	0.606400

7N	59W	28	NENW		40.00	0.151600	50%	40%	0.37900%	Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795147	0.1667
7N	59W	28	NESW		40.00	0.151600	50%	40%	0.37900%	Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795147	0.1667
7N	59W	28	NWNW		40.00	0.151600	50%	40%	0.37900%	Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795147	0.1667
7N	59W	28	NWSW		40.00	0.151600	50%	40%	0.37900%	Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795147	0.1667
7N	59W	28	SENW		40.00	0.151600	50%	40%	0.37900%	Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795147	0.1667
7N	59W	28	SESW		40.00	0.151600	50%	40%	0.37900%	Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795147	0.1667
7N	59W	28	SWNW		40.00	0.151600	50%	40%	0.37900%	Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795147	0.1667
7N	59W	28	SWSW		40.00	0.151600	50%	40%	0.37900%	Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3795147	0.1667
					320.00	1.212800

7N	59W	28	NENW		40.00	0.259740	50%	40%	0.64935%	Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3795149	0.166666
7N	59W	28	NESW		40.00	0.259740	50%	40%	0.64935%	Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3795149	0.166666
7N	59W	28	NWNW		40.00	0.259740	50%	40%	0.64935%	Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3795149	0.166666
7N	59W	28	NWSW		40.00	0.259740	50%	40%	0.64935%	Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3795149	0.166666
7N	59W	28	SENW		40.00	0.259740	50%	40%	0.64935%	Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3795149	0.166666
7N	59W	28	SESW		40.00	0.259740	50%	40%	0.64935%	Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3795149	0.166666
7N	59W	28	SWNW		40.00	0.259740	50%	40%	0.64935%	Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3795149	0.166666
7N	59W	28	SWSW		40.00	0.259740	50%	40%	0.64935%	Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3795149	0.166666
					320.00	2.077920

7N	59W	28	NENW		40.00	0.086800	50%	40%	0.21700%	Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	8/5/11	8/5/11	8/5/19	8/5/15	4 yr + 4 yr opt	Memo 3795150	0.1667
7N	59W	28	NESW		40.00	0.086800	50%	40%	0.21700%	Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	8/5/11	8/5/11	8/5/19	8/5/15	4 yr + 4 yr opt	Memo 3795150	0.1667
7N	59W	28	NWNW		40.00	0.086800	50%	40%	0.21700%	Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	8/5/11	8/5/11	8/5/19	8/5/15	4 yr + 4 yr opt	Memo 3795150	0.1667
7N	59W	28	NWSW		40.00	0.086800	50%	40%	0.21700%	Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	8/5/11	8/5/11	8/5/19	8/5/15	4 yr + 4 yr opt	Memo 3795150	0.1667
7N	59W	28	SENW		40.00	0.086800	50%	40%	0.21700%	Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	8/5/11	8/5/11	8/5/19	8/5/15	4 yr + 4 yr opt	Memo 3795150	0.1667
7N	59W	28	SESW		40.00	0.086800	50%	40%	0.21700%	Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	8/5/11	8/5/11	8/5/19	8/5/15	4 yr + 4 yr opt	Memo 3795150	0.1667

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	28	SWNW		40.00	0.086800	50%	40%	0.21700%	Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	8/5/11	8/5/11	8/5/19	8/5/15	4 yr + 4 yr opt	Memo 3795150	0.1667
7N	59W	28	SWSW		40.00	0.086800	50%	40%	0.21700%	Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	8/5/11	8/5/11	8/5/19	8/5/15	4 yr + 4 yr opt	Memo 3795150	0.1667
					320.00	0.694400

7N	59W	28	NENW		40.00	0.259740	50%	40%	0.64935%	James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795154	0.166667
7N	59W	28	NESW		40.00	0.259740	50%	40%	0.64935%	James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795154	0.166667
7N	59W	28	NWNW		40.00	0.259740	50%	40%	0.64935%	James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795154	0.166667
7N	59W	28	NWSW		40.00	0.259740	50%	40%	0.64935%	James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795154	0.166667
7N	59W	28	SENW		40.00	0.259740	50%	40%	0.64935%	James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795154	0.166667
7N	59W	28	SESW		40.00	0.259740	50%	40%	0.64935%	James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795154	0.166667
7N	59W	28	SWNW		40.00	0.259740	50%	40%	0.64935%	James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795154	0.166667
7N	59W	28	SWSW		40.00	0.259740	50%	40%	0.64935%	James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	8/23/11	8/23/11	8/23/19	8/23/15	4 yr + 4 yr opt	Memo 3795154	0.166667
					320.00	2.077920

7N	59W	28	NENW		40.00	0.259740	50%	40%	0.64935%	William J. Grivna, a single man	8/22/11	8/22/11	8/22/19	8/22/15	4 yrs	Memo 3795155	0.1667
7N	59W	28	NESW		40.00	0.259740	50%	40%	0.64935%	William J. Grivna, a single man	8/22/11	8/22/11	8/22/19	8/22/15	4 yrs	Memo 3795155	0.1667
7N	59W	28	NWNW		40.00	0.259740	50%	40%	0.64935%	William J. Grivna, a single man	8/22/11	8/22/11	8/22/19	8/22/15	4 yrs	Memo 3795155	0.1667
7N	59W	28	NWSW		40.00	0.259740	50%	40%	0.64935%	William J. Grivna, a single man	8/22/11	8/22/11	8/22/19	8/22/15	4 yrs	Memo 3795155	0.1667
7N	59W	28	SENW		40.00	0.259740	50%	40%	0.64935%	William J. Grivna, a single man	8/22/11	8/22/11	8/22/19	8/22/15	4 yrs	Memo 3795155	0.1667
7N	59W	28	SESW		40.00	0.259740	50%	40%	0.64935%	William J. Grivna, a single man	8/22/11	8/22/11	8/22/19	8/22/15	4 yrs	Memo 3795155	0.1667
7N	59W	28	SWNW		40.00	0.259740	50%	40%	0.64935%	William J. Grivna, a single man	8/22/11	8/22/11	8/22/19	8/22/15	4 yrs	Memo 3795155	0.1667
7N	59W	28	SWSW		40.00	0.259740	50%	40%	0.64935%	William J. Grivna, a single man	8/22/11	8/22/11	8/22/19	8/22/15	4 yrs	Memo 3795155	0.1667
					320.00	2.077920

7N	59W	28	NENW		40.00	0.173160	50%	40%	0.43290%	Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	8/18/11	8/18/11	8/18/19	8/18/15	4 yr + 4 yr opt	Memo 3795156	0.1667
7N	59W	28	NESW		40.00	0.173160	50%	40%	0.43290%	Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	8/18/11	8/18/11	8/18/19	8/18/15	4 yr + 4 yr opt	Memo 3795156	0.1667
7N	59W	28	NWNW		40.00	0.173160	50%	40%	0.43290%	Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	8/18/11	8/18/11	8/18/19	8/18/15	4 yr + 4 yr opt	Memo 3795156	0.1667
7N	59W	28	NWSW		40.00	0.173160	50%	40%	0.43290%	Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	8/18/11	8/18/11	8/18/19	8/18/15	4 yr + 4 yr opt	Memo 3795156	0.1667
7N	59W	28	SENW		40.00	0.173160	50%	40%	0.43290%	Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	8/18/11	8/18/11	8/18/19	8/18/15	4 yr + 4 yr opt	Memo 3795156	0.1667
7N	59W	28	SESW		40.00	0.173160	50%	40%	0.43290%	Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	8/18/11	8/18/11	8/18/19	8/18/15	4 yr + 4 yr opt	Memo 3795156	0.1667
7N	59W	28	SWNW		40.00	0.173160	50%	40%	0.43290%	Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	8/18/11	8/18/11	8/18/19	8/18/15	4 yr + 4 yr opt	Memo 3795156	0.1667
7N	59W	28	SWSW		40.00	0.173160	50%	40%	0.43290%	Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	8/18/11	8/18/11	8/18/19	8/18/15	4 yr + 4 yr opt	Memo 3795156	0.1667
					320.00	1.385280

7N	59W	34	NENE		40.00	0.213068	50%	40%	0.53267%	Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo 3795157	0.1667
7N	59W	34	NESE		40.00	0.213068	50%	40%	0.53267%	Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo 3795157	0.1667
7N	59W	34	NWNE		40.00	0.213068	50%	40%	0.53267%	Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo 3795157	0.1667
7N	59W	34	NWSE		40.00	0.213068	50%	40%	0.53267%	Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo 3795157	0.1667
7N	59W	34	SENE		40.00	0.213068	50%	40%	0.53267%	Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo 3795157	0.1667
7N	59W	34	SESE		40.00	0.213068	50%	40%	0.53267%	Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo 3795157	0.1667
7N	59W	34	SWNE		40.00	0.213068	50%	40%	0.53267%	Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo 3795157	0.1667
7N	59W	34	SWSE		40.00	0.213068	50%	40%	0.53267%	Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo 3795157	0.1667
					320.00	1.704540

7N	59W	28	NENW		40.00	0.259600	50%	40%	0.64900%	Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	9/21/11	9/21/11	9/21/19	9/21/15	4 yr + 4 yr opt	Memo 3798011	0.1667
7N	59W	28	NESW		40.00	0.259600	50%	40%	0.64900%	Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	9/21/11	9/21/11	9/21/19	9/21/15	4 yr + 4 yr opt	Memo 3798011	0.1667
7N	59W	28	NWNW		40.00	0.259600	50%	40%	0.64900%	Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	9/21/11	9/21/11	9/21/19	9/21/15	4 yr + 4 yr opt	Memo 3798011	0.1667
7N	59W	28	NWSW		40.00	0.259600	50%	40%	0.64900%	Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	9/21/11	9/21/11	9/21/19	9/21/15	4 yr + 4 yr opt	Memo 3798011	0.1667
7N	59W	28	SENW		40.00	0.259600	50%	40%	0.64900%	Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	9/21/11	9/21/11	9/21/19	9/21/15	4 yr + 4 yr opt	Memo 3798011	0.1667
7N	59W	28	SESW		40.00	0.259600	50%	40%	0.64900%	Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	9/21/11	9/21/11	9/21/19	9/21/15	4 yr + 4 yr opt	Memo 3798011	0.1667
7N	59W	28	SWNW		40.00	0.259600	50%	40%	0.64900%	Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	9/21/11	9/21/11	9/21/19	9/21/15	4 yr + 4 yr opt	Memo 3798011	0.1667
7N	59W	28	SWSW		40.00	0.259600	50%	40%	0.64900%	Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	9/21/11	9/21/11	9/21/19	9/21/15	4 yr + 4 yr opt	Memo 3798011	0.1667
					320.00	2.076800

7N	59W	28	NENW		40.00	0.050504	50%	40%	0.12626%	Mark Willis Memovich, a single man	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798012	0.16667
7N	59W	28	NESW		40.00	0.050504	50%	40%	0.12626%	Mark Willis Memovich, a single man	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798012	0.16667
7N	59W	28	NWNW		40.00	0.050504	50%	40%	0.12626%	Mark Willis Memovich, a single man	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798012	0.16667
7N	59W	28	NWSW		40.00	0.050504	50%	40%	0.12626%	Mark Willis Memovich, a single man	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798012	0.16667
7N	59W	28	SENW		40.00	0.050504	50%	40%	0.12626%	Mark Willis Memovich, a single man	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798012	0.16667
7N	59W	28	SESW		40.00	0.050504	50%	40%	0.12626%	Mark Willis Memovich, a single man	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798012	0.16667
7N	59W	28	SWNW		40.00	0.050504	50%	40%	0.12626%	Mark Willis Memovich, a single man	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798012	0.16667
7N	59W	28	SWSW		40.00	0.050504	50%	40%	0.12626%	Mark Willis Memovich, a single man	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798012	0.16667
					320.00	0.404032

7N	59W	28	NENW		40.00	1.212121	50%	40%	3.03030%	William B. Kozak, a widower	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3798013	0.166667
7N	59W	28	NESW		40.00	1.212121	50%	40%	3.03030%	William B. Kozak, a widower	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3798013	0.166667
7N	59W	28	NWNW		40.00	1.212121	50%	40%	3.03030%	William B. Kozak, a widower	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3798013	0.166667
7N	59W	28	NWSW		40.00	1.212121	50%	40%	3.03030%	William B. Kozak, a widower	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3798013	0.166667
7N	59W	28	SENW		40.00	1.212121	50%	40%	3.03030%	William B. Kozak, a widower	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3798013	0.166667
7N	59W	28	SESW		40.00	1.212121	50%	40%	3.03030%	William B. Kozak, a widower	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3798013	0.166667
7N	59W	28	SWNW		40.00	1.212121	50%	40%	3.03030%	William B. Kozak, a widower	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3798013	0.166667
7N	59W	28	SWSW		40.00	1.212121	50%	40%	3.03030%	William B. Kozak, a widower	8/11/11	8/11/11	8/11/19	8/11/15	4 yr + 4 yr opt	Memo 3798013	0.166667
					320.00	9.696970

7N	59W	28	NENW		40.00	0.173160	50%	40%	0.43290%	Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798014	0.166666
7N	59W	28	NESW		40.00	0.173160	50%	40%	0.43290%	Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798014	0.166666
7N	59W	28	NWNW		40.00	0.173160	50%	40%	0.43290%	Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798014	0.166666
7N	59W	28	NWSW		40.00	0.173160	50%	40%	0.43290%	Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798014	0.166666
7N	59W	28	SENW		40.00	0.173160	50%	40%	0.43290%	Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798014	0.166666
7N	59W	28	SESW		40.00	0.173160	50%	40%	0.43290%	Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798014	0.166666
7N	59W	28	SWNW		40.00	0.173160	50%	40%	0.43290%	Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798014	0.166666
7N	59W	28	SWSW		40.00	0.173160	50%	40%	0.43290%	Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	8/29/11	8/29/11	8/29/19	8/29/15	4 yr + 4 yr opt	Memo 3798014	0.166666
					320.00	1.385280

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	28	NENW		40.00	0.519480	50%	40%	1.29870%	Dorothy A. Menzies, a widow	7/22/11	7/22/11	7/22/19	7/22/15	4 yr + 4 yr opt	Memo 3798015	0.166667
7N	59W	28	NESW		40.00	0.519480	50%	40%	1.29870%	Dorothy A. Menzies, a widow	7/22/11	7/22/11	7/22/19	7/22/15	4 yr + 4 yr opt	Memo 3798015	0.166667
7N	59W	28	NWNW		40.00	0.519480	50%	40%	1.29870%	Dorothy A. Menzies, a widow	7/22/11	7/22/11	7/22/19	7/22/15	4 yr + 4 yr opt	Memo 3798015	0.166667
7N	59W	28	NWSW		40.00	0.519480	50%	40%	1.29870%	Dorothy A. Menzies, a widow	7/22/11	7/22/11	7/22/19	7/22/15	4 yr + 4 yr opt	Memo 3798015	0.166667
7N	59W	28	SENW		40.00	0.519480	50%	40%	1.29870%	Dorothy A. Menzies, a widow	7/22/11	7/22/11	7/22/19	7/22/15	4 yr + 4 yr opt	Memo 3798015	0.166667
7N	59W	28	SESW		40.00	0.519480	50%	40%	1.29870%	Dorothy A. Menzies, a widow	7/22/11	7/22/11	7/22/19	7/22/15	4 yr + 4 yr opt	Memo 3798015	0.166667
7N	59W	28	SWNW		40.00	0.519480	50%	40%	1.29870%	Dorothy A. Menzies, a widow	7/22/11	7/22/11	7/22/19	7/22/15	4 yr + 4 yr opt	Memo 3798015	0.166667
7N	59W	28	SWSW		40.00	0.519480	50%	40%	1.29870%	Dorothy A. Menzies, a widow	7/22/11	7/22/11	7/22/19	7/22/15	4 yr + 4 yr opt	Memo 3798015	0.166667
					320.00	4.155840

7N	59W	28	NENW		40.00	0.086800	50%	40%	0.21700%	Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3798016	0.1667
7N	59W	28	NESW		40.00	0.086800	50%	40%	0.21700%	Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3798016	0.1667
7N	59W	28	NWNW		40.00	0.086800	50%	40%	0.21700%	Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3798016	0.1667
7N	59W	28	NWSW		40.00	0.086800	50%	40%	0.21700%	Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3798016	0.1667
7N	59W	28	SENW		40.00	0.086800	50%	40%	0.21700%	Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3798016	0.1667
7N	59W	28	SESW		40.00	0.086800	50%	40%	0.21700%	Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3798016	0.1667
7N	59W	28	SWNW		40.00	0.086800	50%	40%	0.21700%	Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3798016	0.1667
7N	59W	28	SWSW		40.00	0.086800	50%	40%	0.21700%	Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	8/22/11	8/22/11	8/22/19	8/22/15	4 yr + 4 yr opt	Memo 3798016	0.1667
					320.00	0.694400

7N	59W	28	NENW		40.00	0.194800	50%	40%	0.48700%	Patricia Louise Welch, a widow	9/20/11	9/20/11	9/20/19	9/20/15	4yr + 4 yr opt	Memo 3798017	0.1667
7N	59W	28	NESW		40.00	0.194800	50%	40%	0.48700%	Patricia Louise Welch, a widow	9/20/11	9/20/11	9/20/19	9/20/15	4yr + 4 yr opt	Memo 3798017	0.1667
7N	59W	28	NWNW		40.00	0.194800	50%	40%	0.48700%	Patricia Louise Welch, a widow	9/20/11	9/20/11	9/20/19	9/20/15	4yr + 4 yr opt	Memo 3798017	0.1667
7N	59W	28	NWSW		40.00	0.194800	50%	40%	0.48700%	Patricia Louise Welch, a widow	9/20/11	9/20/11	9/20/19	9/20/15	4yr + 4 yr opt	Memo 3798017	0.1667
7N	59W	28	SENW		40.00	0.194800	50%	40%	0.48700%	Patricia Louise Welch, a widow	9/20/11	9/20/11	9/20/19	9/20/15	4yr + 4 yr opt	Memo 3798017	0.1667
7N	59W	28	SESW		40.00	0.194800	50%	40%	0.48700%	Patricia Louise Welch, a widow	9/20/11	9/20/11	9/20/19	9/20/15	4yr + 4 yr opt	Memo 3798017	0.1667
7N	59W	28	SWNW		40.00	0.194800	50%	40%	0.48700%	Patricia Louise Welch, a widow	9/20/11	9/20/11	9/20/19	9/20/15	4yr + 4 yr opt	Memo 3798017	0.1667
7N	59W	28	SWSW		40.00	0.194800	50%	40%	0.48700%	Patricia Louise Welch, a widow	9/20/11	9/20/11	9/20/19	9/20/15	4yr + 4 yr opt	Memo 3798017	0.1667
					320.00	1.558400

7N	59W	28	NENW		40.00	0.151600	50%	40%	0.37900%	Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	8/30/11	8/30/11	8/30/19	8/30/15	4yr + 4 yr opt	Memo 3798018	0.1667
7N	59W	28	NESW		40.00	0.151600	50%	40%	0.37900%	Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	8/30/11	8/30/11	8/30/19	8/30/15	4yr + 4 yr opt	Memo 3798018	0.1667
7N	59W	28	NWNW		40.00	0.151600	50%	40%	0.37900%	Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	8/30/11	8/30/11	8/30/19	8/30/15	4yr + 4 yr opt	Memo 3798018	0.1667
7N	59W	28	NWSW		40.00	0.151600	50%	40%	0.37900%	Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	8/30/11	8/30/11	8/30/19	8/30/15	4yr + 4 yr opt	Memo 3798018	0.1667
7N	59W	28	SENW		40.00	0.151600	50%	40%	0.37900%	Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	8/30/11	8/30/11	8/30/19	8/30/15	4yr + 4 yr opt	Memo 3798018	0.1667
7N	59W	28	SESW		40.00	0.151600	50%	40%	0.37900%	Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	8/30/11	8/30/11	8/30/19	8/30/15	4yr + 4 yr opt	Memo 3798018	0.1667
7N	59W	28	SWNW		40.00	0.151600	50%	40%	0.37900%	Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	8/30/11	8/30/11	8/30/19	8/30/15	4yr + 4 yr opt	Memo 3798018	0.1667
7N	59W	28	SWSW		40.00	0.151600	50%	40%	0.37900%	Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	8/30/11	8/30/11	8/30/19	8/30/15	4yr + 4 yr opt	Memo 3798018	0.1667
					320.00	1.212800

7N	59W	28	NENW		40.00	0.909200	50%	40%	2.27300%	Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	8/4/11	8/4/11	8/4/19	8/4/15	4yr + 4 yr opt	Memo 3798019	0.1667
7N	59W	28	NESW		40.00	0.909200	50%	40%	2.27300%	Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	8/4/11	8/4/11	8/4/19	8/4/15	4yr + 4 yr opt	Memo 3798019	0.1667
7N	59W	28	NWNW		40.00	0.909200	50%	40%	2.27300%	Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	8/4/11	8/4/11	8/4/19	8/4/15	4yr + 4 yr opt	Memo 3798019	0.1667
7N	59W	28	NWSW		40.00	0.909200	50%	40%	2.27300%	Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	8/4/11	8/4/11	8/4/19	8/4/15	4yr + 4 yr opt	Memo 3798019	0.1667
7N	59W	28	SENW		40.00	0.909200	50%	40%	2.27300%	Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	8/4/11	8/4/11	8/4/19	8/4/15	4yr + 4 yr opt	Memo 3798019	0.1667
7N	59W	28	SESW		40.00	0.909200	50%	40%	2.27300%	Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	8/4/11	8/4/11	8/4/19	8/4/15	4yr + 4 yr opt	Memo 3798019	0.1667
7N	59W	28	SWNW		40.00	0.909200	50%	40%	2.27300%	Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	8/4/11	8/4/11	8/4/19	8/4/15	4yr + 4 yr opt	Memo 3798019	0.1667
7N	59W	28	SWSW		40.00	0.909200	50%	40%	2.27300%	Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	8/4/11	8/4/11	8/4/19	8/4/15	4yr + 4 yr opt	Memo 3798019	0.1667
					320.00	7.273600

7N	59W	28	NENW		40.00	0.173160	50%	40%	0.43290%	Scott Lee Michalov, a single man	8/30/11	8/30/11	8/30/19	8/30/15	4 yr + 4 yr opt	Memo 3798020	0.1667
7N	59W	28	NESW		40.00	0.173160	50%	40%	0.43290%	Scott Lee Michalov, a single man	8/30/11	8/30/11	8/30/19	8/30/15	4 yr + 4 yr opt	Memo 3798020	0.1667
7N	59W	28	NWNW		40.00	0.173160	50%	40%	0.43290%	Scott Lee Michalov, a single man	8/30/11	8/30/11	8/30/19	8/30/15	4 yr + 4 yr opt	Memo 3798020	0.1667
7N	59W	28	NWSW		40.00	0.173160	50%	40%	0.43290%	Scott Lee Michalov, a single man	8/30/11	8/30/11	8/30/19	8/30/15	4 yr + 4 yr opt	Memo 3798020	0.1667
7N	59W	28	SENW		40.00	0.173160	50%	40%	0.43290%	Scott Lee Michalov, a single man	8/30/11	8/30/11	8/30/19	8/30/15	4 yr + 4 yr opt	Memo 3798020	0.1667
7N	59W	28	SESW		40.00	0.173160	50%	40%	0.43290%	Scott Lee Michalov, a single man	8/30/11	8/30/11	8/30/19	8/30/15	4 yr + 4 yr opt	Memo 3798020	0.1667
7N	59W	28	SWNW		40.00	0.173160	50%	40%	0.43290%	Scott Lee Michalov, a single man	8/30/11	8/30/11	8/30/19	8/30/15	4 yr + 4 yr opt	Memo 3798020	0.1667
7N	59W	28	SWSW		40.00	0.173160	50%	40%	0.43290%	Scott Lee Michalov, a single man	8/30/11	8/30/11	8/30/19	8/30/15	4 yr + 4 yr opt	Memo 3798020	0.1667
					320.00	1.385280

7N	59W	28	NENW		40.00	1.212121	50%	40%	3.03030%	Gloria Memorich Tarasar, a widow	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3798021	0.1667
7N	59W	28	NESW		40.00	1.212121	50%	40%	3.03030%	Gloria Memorich Tarasar, a widow	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3798021	0.1667
7N	59W	28	NWNW		40.00	1.212121	50%	40%	3.03030%	Gloria Memorich Tarasar, a widow	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3798021	0.1667
7N	59W	28	NWSW		40.00	1.212121	50%	40%	3.03030%	Gloria Memorich Tarasar, a widow	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3798021	0.1667
7N	59W	28	SENW		40.00	1.212121	50%	40%	3.03030%	Gloria Memorich Tarasar, a widow	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3798021	0.1667
7N	59W	28	SESW		40.00	1.212121	50%	40%	3.03030%	Gloria Memorich Tarasar, a widow	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3798021	0.1667
7N	59W	28	SWNW		40.00	1.212121	50%	40%	3.03030%	Gloria Memorich Tarasar, a widow	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3798021	0.1667
7N	59W	28	SWSW		40.00	1.212121	50%	40%	3.03030%	Gloria Memorich Tarasar, a widow	8/10/11	8/10/11	8/10/19	8/10/15	4 yr + 4 yr opt	Memo 3798021	0.1667
					320.00	9.696970

7N	59W	28	NENW		40.00	0.779200	50%	40%	1.94800%	Fred Joseph Radosevich, a widower	9/8/11	9/8/11	9/8/19	9/8/15	4yr + 4 yr opt	Memo 3798022	0.1667
7N	59W	28	NESW		40.00	0.779200	50%	40%	1.94800%	Fred Joseph Radosevich, a widower	9/8/11	9/8/11	9/8/19	9/8/15	4yr + 4 yr opt	Memo 3798022	0.1667
7N	59W	28	NWNW		40.00	0.779200	50%	40%	1.94800%	Fred Joseph Radosevich, a widower	9/8/11	9/8/11	9/8/19	9/8/15	4yr + 4 yr opt	Memo 3798022	0.1667
7N	59W	28	NWSW		40.00	0.779200	50%	40%	1.94800%	Fred Joseph Radosevich, a widower	9/8/11	9/8/11	9/8/19	9/8/15	4yr + 4 yr opt	Memo 3798022	0.1667
7N	59W	28	SENW		40.00	0.779200	50%	40%	1.94800%	Fred Joseph Radosevich, a widower	9/8/11	9/8/11	9/8/19	9/8/15	4yr + 4 yr opt	Memo 3798022	0.1667
7N	59W	28	SESW		40.00	0.779200	50%	40%	1.94800%	Fred Joseph Radosevich, a widower	9/8/11	9/8/11	9/8/19	9/8/15	4yr + 4 yr opt	Memo 3798022	0.1667
7N	59W	28	SWNW		40.00	0.779200	50%	40%	1.94800%	Fred Joseph Radosevich, a widower	9/8/11	9/8/11	9/8/19	9/8/15	4yr + 4 yr opt	Memo 3798022	0.1667
7N	59W	28	SWSW		40.00	0.779200	50%	40%	1.94800%	Fred Joseph Radosevich, a widower	9/8/11	9/8/11	9/8/19	9/8/15	4yr + 4 yr opt	Memo 3798022	0.1667
					320.00	6.233600

7N	59W	28	NENW		40.00	0.075800	50%	40%	0.18950%	Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3798024	0.166666
7N	59W	28	NESW		40.00	0.075800	50%	40%	0.18950%	Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3798024	0.166666
7N	59W	28	NWNW		40.00	0.075800	50%	40%	0.18950%	Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3798024	0.166666
7N	59W	28	NWSW		40.00	0.075800	50%	40%	0.18950%	Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3798024	0.166666

T	R	S	L1	L2	Gross Acres	Net Acres	Net Acre WI Pedco Receives	Net Acre NRI Pedco Receives	Mineral Interst	Lease Name	Lease Date	Eff Date	Control Date	Exp Date	Term	Recording	Royalty
7N	59W	28	SENW		40.00	0.075800	50%	40%	0.18950%	Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3798024	0.166666
7N	59W	28	SESW		40.00	0.075800	50%	40%	0.18950%	Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3798024	0.166666
7N	59W	28	SWNW		40.00	0.075800	50%	40%	0.18950%	Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3798024	0.166666
7N	59W	28	SWSW		40.00	0.075800	50%	40%	0.18950%	Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	8/31/11	8/31/11	8/31/19	8/31/15	4 yr + 4 yr opt	Memo 3798024	0.166666
					320.00	0.606400

7N	59W	28	NENW		40.00	0.129870	50%	40%	0.32468%	Matthew A. Giba, a single man	8/19/11	8/19/11	8/19/19	8/19/15	4 yr + 4 yr opt	Memo 3798026	0.166667
7N	59W	28	NESW		40.00	0.129870	50%	40%	0.32468%	Matthew A. Giba, a single man	8/19/11	8/19/11	8/19/19	8/19/15	4 yr + 4 yr opt	Memo 3798026	0.166667
7N	59W	28	NWNW		40.00	0.129870	50%	40%	0.32468%	Matthew A. Giba, a single man	8/19/11	8/19/11	8/19/19	8/19/15	4 yr + 4 yr opt	Memo 3798026	0.166667
7N	59W	28	NWSW		40.00	0.129870	50%	40%	0.32468%	Matthew A. Giba, a single man	8/19/11	8/19/11	8/19/19	8/19/15	4 yr + 4 yr opt	Memo 3798026	0.166667
7N	59W	28	SENW		40.00	0.129870	50%	40%	0.32468%	Matthew A. Giba, a single man	8/19/11	8/19/11	8/19/19	8/19/15	4 yr + 4 yr opt	Memo 3798026	0.166667
7N	59W	28	SESW		40.00	0.129870	50%	40%	0.32468%	Matthew A. Giba, a single man	8/19/11	8/19/11	8/19/19	8/19/15	4 yr + 4 yr opt	Memo 3798026	0.166667
7N	59W	28	SWNW		40.00	0.129870	50%	40%	0.32468%	Matthew A. Giba, a single man	8/19/11	8/19/11	8/19/19	8/19/15	4 yr + 4 yr opt	Memo 3798026	0.166667
7N	59W	28	SWSW		40.00	0.129870	50%	40%	0.32468%	Matthew A. Giba, a single man	8/19/11	8/19/11	8/19/19	8/19/15	4 yr + 4 yr opt	Memo 3798026	0.166667
					320.00	1.038960

7N	59W	8	NESE		40.00	0.208333	50%	40%	0.52083%	Lynn K. Mabray, a single woman	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798033	0.166666
7N	59W	8	NESW		40.00	0.208333	50%	40%	0.52083%	Lynn K. Mabray, a single woman	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798033	0.166666
7N	59W	8	NWSE		40.00	0.208333	50%	40%	0.52083%	Lynn K. Mabray, a single woman	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798033	0.166666
7N	59W	8	NWSW		40.00	0.208333	50%	40%	0.52083%	Lynn K. Mabray, a single woman	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798033	0.166666
7N	59W	8	SESE		40.00	0.208333	50%	40%	0.52083%	Lynn K. Mabray, a single woman	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798033	0.166666
7N	59W	8	SESW		40.00	0.208333	50%	40%	0.52083%	Lynn K. Mabray, a single woman	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798033	0.166666
7N	59W	8	SWSE		40.00	0.208333	50%	40%	0.52083%	Lynn K. Mabray, a single woman	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798033	0.166666
7N	59W	8	SWSW		40.00	0.208333	50%	40%	0.52083%	Lynn K. Mabray, a single woman	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798033	0.166666
					320.00	1.666667

7N	59W	8	NESE		40.00	0.208333	50%	40%	0.52083%	Christopher D. Mabray, a single man	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798034	0.166666
7N	59W	8	NESW		40.00	0.208333	50%	40%	0.52083%	Christopher D. Mabray, a single man	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798034	0.166666
7N	59W	8	NWSE		40.00	0.208333	50%	40%	0.52083%	Christopher D. Mabray, a single man	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798034	0.166666
7N	59W	8	NWSW		40.00	0.208333	50%	40%	0.52083%	Christopher D. Mabray, a single man	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798034	0.166666
7N	59W	8	SESE		40.00	0.208333	50%	40%	0.52083%	Christopher D. Mabray, a single man	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798034	0.166666
7N	59W	8	SESW		40.00	0.208333	50%	40%	0.52083%	Christopher D. Mabray, a single man	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798034	0.166666
7N	59W	8	SWSE		40.00	0.208333	50%	40%	0.52083%	Christopher D. Mabray, a single man	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798034	0.166666
7N	59W	8	SWSW		40.00	0.208333	50%	40%	0.52083%	Christopher D. Mabray, a single man	8/25/11	8/25/11	8/25/19	8/25/15	4 yr + 4 yr opt	Memo 3798034	0.166666
					320.00	1.666667

7N	59W	34	NENE		40.00	0.213068	50%	40%	0.53267%	Michael J. Dailey, a single man	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	NESE		40.00	0.213068	50%	40%	0.53267%	Michael J. Dailey, a single man	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	NWNE		40.00	0.213068	50%	40%	0.53267%	Michael J. Dailey, a single man	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	NWSE		40.00	0.213068	50%	40%	0.53267%	Michael J. Dailey, a single man	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	SENE		40.00	0.213068	50%	40%	0.53267%	Michael J. Dailey, a single man	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	SESE		40.00	0.213068	50%	40%	0.53267%	Michael J. Dailey, a single man	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	SWNE		40.00	0.213068	50%	40%	0.53267%	Michael J. Dailey, a single man	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	SWSE		40.00	0.213068	50%	40%	0.53267%	Michael J. Dailey, a single man	8/1/11	8/1/11	8/1/19	8/1/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
					320.00	1.704540

7N	59W	34	NENE		40.00	0.639205	50%	40%	1.59801%	Morris Ernest Stark	8/24/11	8/24/11	8/24/19	8/24/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	NESE		40.00	0.639205	50%	40%	1.59801%	Morris Ernest Stark	8/24/11	8/24/11	8/24/19	8/24/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	NWNE		40.00	0.639205	50%	40%	1.59801%	Morris Ernest Stark	8/24/11	8/24/11	8/24/19	8/24/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	NWSE		40.00	0.639205	50%	40%	1.59801%	Morris Ernest Stark	8/24/11	8/24/11	8/24/19	8/24/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	SENE		40.00	0.639205	50%	40%	1.59801%	Morris Ernest Stark	8/24/11	8/24/11	8/24/19	8/24/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	SESE		40.00	0.639205	50%	40%	1.59801%	Morris Ernest Stark	8/24/11	8/24/11	8/24/19	8/24/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	SWNE		40.00	0.639205	50%	40%	1.59801%	Morris Ernest Stark	8/24/11	8/24/11	8/24/19	8/24/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
7N	59W	34	SWSE		40.00	0.639205	50%	40%	1.59801%	Morris Ernest Stark	8/24/11	8/24/11	8/24/19	8/24/15	4 yr + 4 yr opt	Memo sent for recording	0.1667
					320.00	5.113640

7N	59W	17	NESW	40	1.250000	50%	40%	3.12500%	Doris L. Poush, a widow	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755306	0.166666
7N	59W	17	SESW	40	1.250000	50%	40%	3.12500%	Doris L. Poush, a widow	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755306	0.166666
7N	59W	17	SWSW	40	1.250000	50%	40%	3.12500%	Doris L. Poush, a widow	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755306	0.166666
7N	59W	17	NWSE	40	1.250000	50%	40%	3.12500%	Doris L. Poush, a widow	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755306	0.166666
7N	59W	17	NESE	40	1.250000	50%	40%	3.12500%	Doris L. Poush, a widow	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755306	0.166666
7N	59W	17	SESE	40	1.250000	50%	40%	3.12500%	Doris L. Poush, a widow	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755306	0.166666
7N	59W	17	SWSE	40	1.250000	50%	40%	3.12500%	Doris L. Poush, a widow	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755306	0.166666
7N	59W	17	NWSW	40	1.250000	50%	40%	3.12500%	Doris L. Poush, a widow	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755306	0.166666
				320.00	10.000000

7N	59W	17	NESE	40	1.250000	50%	40%	3.12500%	The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755307	0.166666
7N	59W	17	NWSW	40	1.250000	50%	40%	3.12500%	The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755307	0.166666
7N	59W	17	NESW	40	1.250000	50%	40%	3.12500%	The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755307	0.166666
7N	59W	17	SESW	40	1.250000	50%	40%	3.12500%	The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755307	0.166666
7N	59W	17	NWSE	40	1.250000	50%	40%	3.12500%	The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755307	0.166666
7N	59W	17	SESE	40	1.250000	50%	40%	3.12500%	The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755307	0.166666
7N	59W	17	SWSE	40	1.250000	50%	40%	3.12500%	The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755307	0.166666
7N	59W	17	SWSW	40	1.250000	50%	40%	3.12500%	The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	11/3/10	11/3/10	11/3/16	11/3/13	3 yr+3 yr option	Memo 3755307	0.166666
				320.00	10.000000

Total    7450.297185 NET ACRES OF WHICH PEDCO IS BUYING A 50% WI IN

      3725.148593 NET ACRES TO PEDCO (AFTER APPLYING THE 50% WI)

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

EXHIBIT “B”

Forming part of Operating Agreement dated effective October 31, 2011, by and between Condor Energy
Technology LLC, as Operator, and Esenjay Oil & Gas, Ltd. et al., as Non-Operators

WELL REPORTING REQUIREMENTS
Pacific Energy Development Corp.

WELL: ALL WELLS
FIELD: Nio Prospect (Also known as Indian Peaks Project)
LOCATION: Weld Counties, Colorado

Please send all Well Information noted below to the following:

Mail:

South Texas Reservoir Alliance LLC
C/O Kris Johnson or Sean Fitzgerald
1416 Campbell Rd, Building B, Suite 204
Houston, TX 77055

Email:
Kris.Johnson@STXRA.com

and
Sean.Fitzgerald@STXRA.com

Phone:
Kris Johnson at 713-854-8734

or
Sean Fitzgerald at 512-799-2622

Fax:
Attention Kris Johnson or Sean Fitzgerald at 281-815-2882

Well Information Requirements:

1)	Authorization for Expenditure (Including a detailed breakdown of all tangible equipment i.e.:casing, tubing, packers, pumps, wellheads, separators, heaters, tanks, etc.) (1 Copy).

2)	Drilling Permit, Drilling Contract, Final Location Plat, all Regulatory Filings (Including Regulatory Body Permits, P&A and Completion Forms, etc.), and any Environmental Assessments (1 Copy).

3)	Detailed, Proposed and Final, Drilling and Completion Procedures (1 Copy).

4)	Daily Operations Report for Drilling, Completion, Facility, Workover, Plugging or Other Activities e-mailed or faxed by 9 AM Mountain Time the day following the activity (1 Copy).

5)	Daily Mud Log e-mailed or faxed by 9 AM Mountain Time (1 Copy).

6)
Open Hole Logs(Including all Electric, Porosity,Triple Combos, Special Logs,MWDs, LWDs,Computed Logs and Micrologs),Final 1 Logs, Final Mud Logs, DST Reports, Fluid Sample Analysis, all types of Pressure Testing Reports (Including all forms of RFTs) and any Core Analysis (Including Side Wall and Whole Cores) (2 Field Copies, 2 Final Copies, 1 Electronic Copy (e-mailed or faxed), 1 electronic *.las or equivalent copy (e-mailed), and 1 hard electronic copy (CD or USB Stick)).

7)	Casing Point Elections (1 Copy).

8)
Perforating Logs, Bond Logs (Including CBLs), Gamma Ray / Neutron and any other Wellbore or Reservoir Evaluation Logs, all Production Logs, all other Logs, Stimulation Proposals, Treatment Reports, any Testing Reports, Final Stimulation Summary Reports, and any other Analysis (2 Field Copies, 2 Final Copies, 1 Electronic Copy (e-mailed or faxed), 1 electronic *.las or equivalent copy (e-mailed), and 1 hard electronic copy (CD or USB Stick)).

9)	Daily Production Reports until well is turned to sales (1 Electronic Copy (e-mailed or faxed)). Production report must include a measurement of all oil, gas, and water production along with a tubing pressure and casing pressure reading for each day.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

10)
Weekly Production Reports after well is turned to sales (1 Electronic Copy (e-mailed or faxed)). Production report must include a measurement of all oil, gas, and water production, along with a pressure reading for each day if available.

11)
Build Up Tests, Pressure Surveys, Other Pressure Data (Including BHPs and any Third Party Evaluations), Deliverability Tests, Fluid Analysis (1 Final Copy, 1 Electronic Copy (e-mail or faxed), 1 Digital Copy *.txt format or equivalent).

12)	Land Correspondence, Operating Agreements, Title Opinions, Payout Notices, Pipeline Contracts and all other Pertinent Contacts (1 Copy).

13)	Twenty-Four Hour Notification prior to all Testing and Open Hole Logging during Drilling Operations (By Phone, E-mail or Fax).

14)	Twenty-Four Hour Notification prior to all Logging, Coring, DSTs, Abandonment Operations, or Completion Operations (By Phone, E-mail or Fax).

15)	Any other pertinent Notifications Including Gas or Oil Marketing Notifications (By Phone, E- mail or Fax).

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989
EXHIBIT “B” Continued

WELL REPORTING REQUIREMENTS

Esenjay Oil & Gas, Ltd.

WELL:	All Wells
FIELD:	PEDCO Nio Prospect
LOCATION:	Weld County, Colorado

CONTACTS

Name	Department	E-Mail Address	Home Phone	Mobile Phone
Connie Taylor	Engineering	taylor@epc-cc.com
Dale Alexander	Engineering	alexander@epc-cc.com	361-994-7810	361-537-3311
Sil Bosch	Exploration	bosch@epc-cc.com
Eric Gardner	Exploration	gardner@epc-cc.com	832-655-0934	832-655-0934
Linda Schibi	Land/Legal/Marketing	schibi@epc-cc.com	361-850-8304	361-815-9510
Howard Williams	Financial	williams@epc-cc.com	361-643-6146

OPERATIONS

Reports	taylor@epc-cc.com
Regulatory Forms	taylor@epc-cc.com
Spud/P&A	taylor@epc-cc.com

LOGGING

Notification	Dale Alexander
Sil Bosch
Eric Garder
Mud Logs	Sil Bosch
Field Logs (2)	Dale Alexander
Final Logs (2)	Connie Taylor
Final 1" Logs (2)	Connie Taylor
LAS Floppy (1)	Connie Taylor
Tests (2)	Connie Taylor
Analysis (2)	Connie Taylor

EXHIBIT “B” Continued

LACY & CRAIN NOMINEE, LLC

R. LACY SERVICES, LTD.
LACY PROPERTIES, LTD.
LACY OPERATIONS, LTD.
RLI PROPERTIES, LLC.
CRAIN ENERGY, LTD.
CRAIN RESOURCES, LTD.
CEL PROPERTIES, LLC.
CRAIN II OIL & GAS, LTD.
CRAIN MARITAL TRUST #1
KEENER PROPERTIES, LLC

POST OFFICE BOX 2146
LONGVIEW, TEXAS  75606

PHONE: 903/758-8276	FACSIMILE: 903/758-5098

DATA REQUIREMENTS

Pacific Energy Development Corp.
Niobrara Project
Weld County, Colorado

PERSONNEL TO BE CONTACTED

Daily drilling, completion and/or workover reports by facsimile, e-mail or telephone before 9:00 am to the attention of Deniece Barker at dbarker@rlacyinc.com (e-mail) or 903/758-8276 (office phone).

Daily mudlogs to the attention of Shelley Wisenbaker at swisenbaker@rlacyinc.com (e-mail) or 903/758-5098 (facsimile).

NOTIFICATION OF LOGGING, CORING, DSTs, ABANDONMENT OR COMPLETION (Minimum of 24 hours advance notice)CASING POINT ELECTION NOTICES SHOULD BE SENT TO THE ATTENTION OF: ERIC SWANSON AND JAMEY WALKER @ 903/758-8276 OR 903/758-5098 (FACSIMILE).
PERSON TO CONTACT	OFFICE PHONE	HOME PHONE	CELL PHONE

Jamey Walker-Geologist	903/758-8276	903/663-6568	903/238-6808
Walter Tehan-Engineer	903/758-8276	903/984-0441	903/431-2699

NOTIFICATION OF GAS OR OIL MARKETS

Lacy Operations, LTD Post Office Box 2146 Longview, Texas 75606	903/758-8276

DATA DISTRIBUTION

GENERAL, PROCEDURE, REGULATORY DATA

1	Complete copy of Drilling Program
1	Copy Drilling Contract (Turnkey wells only)
1	Copy Location Plat
1	Copy Regulatory Body Permits, P&A and/or Completion Forms, etc.

OPEN HOLE EVALUATION DATA  (Two total, not two per company.)

2	Copy Mud Log (Faxed or E-mailed Daily)
2	Open Hole Log (Final), including well link access
2	DSTs and/or RFTs (Final)
2	SWCs or Conventional Core Analysis

*Email all electronic versions of the above data to Jamey Walker at jwalker@rlacyinc.com

CASED HOLE AND COMPLETION DATA (One total, not one per company.)

1	Detailed copy of Completion and/or Workover Procedures
1	Perforating, CBL, GR-N and/or other Wellbore or Reservoir Evaluation Logs
1	BHP Data (to include any third party evaluation)
1	Detailed breakdown of all tangible equipment ie: casing, tubing, packers, pumps, well- heads, separators, heaters, tanks, etc.

PLEASE SEND ADDITIONAL COPIES OF ALL ITEMS LISTED UNDER DATA DISTRIBUTION TO:

J:\Public\Production Dept\Data Requirements\Data Req.-D&C.wpd

EXHIBIT “B”
WINN EXPLORATION CO., INC.
WELL INFORMATION REQUIREMENTS
PHONE AND ADDRESS LIST

1.	Morning reports (including WEEKENDS and HOLIDAYS) on drilling wells faxed or e-mailed by

8:30 A. M. (each day) including but not limited to well depth, mud log reports, drill stem tests, core description, cumulative well costs and other pertinent data to the following:

FAX TO:  361-844-6901 and 210-547-7918
OR e-mail to the following:

WinnExco@sbcglobal.net	twinn49@winnexco.com
swinn@winnexco.com	cawinn@winnexco.com
mlayman@winnexco.com	labillingsley@winnexco.com
mwcalley@winnexco.com	rmurr@winnexco.com
dboultinghouse@winnexco.com

2.	1 Copy of the survey plat showing accurate location of the well.

3.	1 Copy of all forms furnished to any governmental authority.

4.	2 Paper field prints and 2 paper final prints of all electrical logging surveys. These prints are to be addressed to:

VIA U. S. MAIL OR VIA OVERNIGHT DELIVERY

Winn Exploration Co., Inc.
800 N. Shoreline Blvd. 1900 North
Corpus Christi, Texas 78401

5.	1 Copies of all mud logs and/or sample logs.

6.	1 Copy of all deviated hole surveys run & the computed results for the bottom hole location

7.	1 Copy of Well Prognosis prior to commencement of well.

8.	1 Set of samples across the pay zones, if requested, if caught. 1 Set of core chips is requested, if requested, if cut. 1 Copies of core descriptions, if sidewall cores are shot.

9.	1 Copies of any drill stem test, formation test, core analysis, dip meter, temperature survey and/or any other log or tests..

10.	1 Copy of completion report and/or plugging record.

11.	During completion and for 30 days after well has been placed on production, daily reports of oil, water, and gas production.

12.
In the event Winn elects not to have a representative present during logging operations, please follow the procedure outlined in Item 1 above and email  or fax a copy of said log to Winn. Our fax numbers are (361) 844-6901 and (210) 547-7918. Our equipment is equipped with automatic speed adjustment. In the event of a weekend or holiday please refer to the instructions above.

13.	Phone List:

	Area Code (361)			E mail @
	Residence	Home Fax	Cell	winnexco.com
C.C. Winn - President	853-9005	853-2282	815-6399
Tom Winn - Geologist	814-3934	814-3933	815-6392	twinn49@
Southern Winn - Geologist	855-3950	855-6480	815-6398	swinn@
C. A. Winn	855-7648	855-6875	765-2652	cawinn@
Mike Layman - Geophy.	985-8805		877-7622	mlayman@
Larry Billingsley - Expl. Mgr	991-5238	991-1079	816-7375	labillingsley@
Michael Calley - VP	994-7301	992-8050	688-6984	mwcalley@
Rodney Murr - Oper. Mgr			510-8561	rmurr@

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

Exhibit “ C ”
ACCOUNTING PROCEDURE
JOINT OPERATIONS

Attached to and made part of  that certain Operating Agreement dated effective October 31, 2011, by and between Condor Energy Technology LLC, as Operator, and Esenjay Oil & Gas, Ltd., et al., as Non-Operators

I. GENERAL PROVISIONS

IF THE PARTIES FAIL TO SELECT EITHER ONE OF COMPETING ALTERNATIVE PROVISIONS, OR SELECT ALL THE COMPETING ALTERNATIVE PROVISIONS, ALTERNATIVE 1 IN EACH SUCH INSTANCE SHALL BE DEEMED TO HAVE BEEN ADOPTED BY THE PARTIES AS A RESULT OF ANY SUCH OMISSION OR DUPLICATE NOTATION.

IN THE EVENT THAT ANY OPTIONAL PROVISION OF THIS ACCOUNTING PROCEDURE IS NOT ADOPTED BY THE PARTIES TO THE AGREEMENT BY A TYPED, PRINTED OR HANDWRITTEN INDICATION, SUCH PROVISION SHALL NOT FORM A PART OF THIS ACCOUNTING PROCEDURE, AND NO INFERENCE SHALL BE MADE CONCERNING THE INTENT OF THE PARTIES IN SUCH EVENT.

1.        DEFINITIONS

All terms used in this Accounting Procedure shall have the following meaning, unless otherwise expressly defined in the Agreement:

“Affiliate” means for a person, another person that controls, is controlled by, or is under common control with that person. In this definition, (a) control means the ownership by one person, directly or indirectly, of more than fifty percent (50%) of the voting securities of a corporation or, for other persons, the equivalent ownership interest (such as partnership interests), and (b) “person” means an individual, corporation, partnership, trust, estate, unincorporated organization, association, or other legal entity.

“Agreement” means the  operating agreement, farmout agreement, or  other contract between the  Parties to  which this Accounting Procedure is attached.

“Controllable Material” means Material that, at the time of acquisition or disposition by the Joint Account, as applicable, is so classified in the Material Classification Manual most recently recommended by the Council of Petroleum Accountants Societies (COPAS).

“Equalized Freight” means the procedure of charging transportation cost to the Joint Account based upon the distance from the nearest Railway Receiving Point to the property.

“Excluded Amount” means a specified excluded trucking amount most recently recommended by COPAS.

“Field Office” means a structure, or portion of a structure, whether a temporary or permanent installation, the primary function of which is to directly serve daily operation and maintenance activities of the Joint Property and which serves as a staging area for directly chargeable field personnel.

“First Level Supervision” means those employees whose primary function in Joint Operations is the direct oversight of the Operator’s field employees and/or contract labor directly employed On-site in a field operating capacity. First Level Supervision functions may include, but are not limited to:

•   Responsibility for  field  employees  and  contract labor  engaged in  activities that  can  include  field  operations, maintenance, construction, well remedial work, equipment movement and drilling
•   Responsibility for day-to-day direct oversight of rig operations
•   Responsibility for day-to-day direct oversight of construction operations
•   Coordination of job priorities and approval of work procedures
•   Responsibility for optimal resource utilization (equipment, Materials, personnel)
•   Responsibility for meeting production and field operating expense targets
•   Representation of the Parties in local matters involving community, vendors, regulatory agents and landowners, as an incidental part of the supervisor’s operating responsibilities
•   Responsibility for all emergency responses with field staff
•   Responsibility for implementing safety and environmental practices
•   Responsibility for field adherence to company policy
•   Responsibility for employment decisions and performance appraisals for field personnel
•   Oversight of sub-groups for field functions such as electrical, safety, environmental, telecommunications, which may have group or team leaders.

 “Joint Account” means the account showing the charges paid and credits received in the conduct of the Joint Operations that are to be shared by the Parties, but does not include proceeds attributable to hydrocarbons and by-products produced under the Agreement.

“Joint  Operations”  means  all  operations  necessary  or  proper  for  the  exploration,  appraisal,  development,  production,  protection, maintenance, repair, abandonment, and restoration of the Joint Property.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
1

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

“Joint Property” means the real and personal property subject to the Agreement.

“Laws” means any laws, rules, regulations, decrees, and orders of the United States of America or any state thereof and all other governmental bodies, agencies, and other authorities having jurisdiction over or affecting the provisions contained in or the transactions contemplated by the Agreement or the Parties and their operations, whether such laws now exist or are hereafter amended, enacted, promulgated or issued.

“Material” means personal property, equipment, supplies, or consumables acquired or held for use by the Joint Property.

“Non-Operators” means the Parties to the Agreement other than the Operator.

“Off-site” means any location that is not considered On-site as defined in this Accounting Procedure.

“On-site” means on the Joint Property when in direct conduct of Joint Operations. The term “On-site” shall also include that portion of fabrication yards, and staging areas from which Joint Operations are conducted, or other facilities that directly control equipment on the Joint Property, regardless of whether such facilities are owned by the Joint Account.

“Operator” means the Party designated pursuant to the Agreement to conduct the Joint Operations.

“Parties” means legal entities signatory to the Agreement or their successors and assigns. Parties shall be referred to individually as “Party.”

“Participating Interest” means the percentage of the costs and risks of conducting an operation under the Agreement that a Party agrees, or is otherwise obligated, to pay and bear.

“Participating Party” means a Party that approves a proposed operation or otherwise agrees, or becomes liable, to pay and bear a share of the costs and risks of conducting an operation under the Agreement.

“Personal Expenses” means reimbursed costs for travel and temporary living expenses.

“Railway Receiving Point” means the railhead nearest the Joint Property for which freight rates are published, even though an actual railhead may not exist.

“Supply Store” means a recognized source or common stock point for a given Material item.

“Technical Services” means services providing specific engineering, geoscience, or other professional skills, such as those performed by engineers, geologists, geophysicists, and technicians, required to handle specific operating conditions and problems for the benefit of Joint Operations; provided, however, Technical Services shall not include those functions specifically identified as overhead under the second paragraph of the introduction of Section III (Overhead). Technical Services may be provided by the Operator, Operator’s Affiliate, Non-Operator, Non-Operator Affiliates, and/or third parties.

2.        STATEMENTS AND BILLINGS

The Operator shall bill Non-Operators on or before the last day of the month for their proportionate share of the Joint Account for the preceding month. Such bills shall be accompanied by statements that identify the AFE (authority for expenditure), lease or facility, and all charges and credits summarized by appropriate categories of investment and expense. Controllable Material shall be separately identified and fully described in detail, or at the Operator’s option, Controllable Material may be summarized by major Material classifications. Intangible drilling costs, audit adjustments, and unusual charges and credits shall be separately and clearly identified.

The Operator may make available to Non-Operators any statements and bills required under Section I.2 and/or Section I.3.A (Advances and Payments by the Parties) via email, electronic data interchange, internet websites or other equivalent electronic media in lieu of paper copies. The Operator shall provide the Non-Operators instructions and any necessary information to access and receive the statements and bills within the timeframes specified herein. A statement or billing shall be deemed as delivered twenty-four (24) hours (exclusive of weekends and holidays) after the Operator notifies the Non-Operator that the statement or billing is available on the website and/or sent via email or electronic data interchange transmission. Each Non-Operator individually shall elect to receive statements and billings electronically, if available from the Operator, or request paper copies. Such election may be changed upon thirty (30) days prior written notice to the Operator.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
2

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

3.        ADVANCES AND PAYMENTS BY THE PARTIES

A.
Unless otherwise provided for in the Agreement, the Operator may require the Non-Operators to advance their share of the estimatedcash outlay for the succeeding month’s operations within fifteen (15) days after receipt of the advance request or by the first day of the month for which the advance is required, whichever is later. The Operator shall adjust each monthly billing to reflect advances received from the Non-Operators for such month. If a refund is due, the Operator shall apply the amount to be refunded to the subsequent month’s billing or advance, unless the Non-Operator sends the Operator a written request for a cash refund. The Operator shall remit the refund to the Non-Operator within fifteen (15) days of receipt of such written request.

B.
Except as provided below, each Party shall pay its proportionate share of all bills in full within  thirty (30) days of receipt date. If payment is not made within such time, the unpaid balance shall bear interest compounded monthly at the prime rate in effect at Bank of America  Corpus Christi on the first day of each month the payment is delinquent, plus one percent (1%), per annum, or the maximum contract rate permitted by the applicable usury Laws governing the Joint Property, whichever is the lesser, plus attorneys fees, court costs, and other costs in connection with the collection of unpaid amounts. If Bank of America  Corpus Christi ceases to exist or provide the prime rate, the unpaid balance shall bear interest compounded monthly at the prime rate published by the Federal Reserve plus three percent (3%), per annum. Interest shall begin accruing on the first day of the month in which the payment was due. Payment shall not be reduced or delayed as a result of inquiries or anticipated credits unless the Operator has agreed. Notwithstanding the foregoing, the Non-Operator may reduce payment, provided it furnishes documentation and explanation to the Operator at the time payment is made, to the extent such reduction is caused by:

(1)	being billed at an incorrect working interest or Participating Interest that is higher than such Non-Operator’s actual working interest or Participating Interest, as applicable; or

(2)	being billed for a project or AFE requiring approval of the Parties under the Agreement that the Non-Operator has not approvedor is not otherwise obligated to pay under the Agreement; or

(3)
being billed for a property in which the Non-Operator no longer owns a working interest, provided the Non-Operator has furnished the Operator a copy of the recorded assignment or letter in-lieu. Notwithstanding the foregoing, the Non-Operator shall remain responsible for paying bills attributable to the interest it sold or transferred for any bills rendered during the thirty (30) day period following the Operator’s receipt of such written notice; or

(4)	charges outside the adjustment period, as provided in Section I.4 (Adjustments).

4.        ADJUSTMENTS

A.
Payment of any such bills shall not prejudice the right of any Party to protest or question the correctness thereof; however, all billsand statements, including payout statements, rendered during any calendar year shall conclusively be presumed to be true and correct, with respect only to expenditures, after twenty-four (24) months following the end of any such calendar year, unless within said period a Party takes specific detailed written exception thereto making a claim for adjustment. The Operator shall provide a response to all written exceptions, whether or not contained in an audit report, within the time periods prescribed in Section I.5 (Expenditure Audits).

B.
All adjustments initiated by the Operator, except those described in items (1) through (4) of this Section I.4.B, are limited to thetwenty-four (24) month period following the end of the calendar year in which the original charge appeared or should have appeared on the Operator’s Joint Account statement or payout statement. Adjustments that may be made beyond the twenty-four (24) month period are limited to adjustments resulting from the following:

(1)	a physical inventory of Controllable Material as provided for in Section V (Inventories of Controllable Material), or

(2)	an offsetting entry (whether in whole or in part) that is the direct result of a specific joint interest audit exception granted by theOperator relating to another property, or

(3)	a government/regulatory audit, or

(4)	a working interest ownership or Participating Interest adjustment.

5.        EXPENDITURE AUDITS

A.
A Non-Operator, upon written notice to the Operator and all other Non-Operators, shall have the right to audit the Operator’saccounts and records relating to the Joint Account within the twenty-four (24) month period following the end of such calendar year in which such bill was rendered; however, conducting an audit shall not extend the time for the taking of written exception to and the adjustment of accounts as provided for in Section I.4 (Adjustments). Any Party that is subject to payout accounting under the Agreement shall have the right to audit the accounts and records of the Party responsible for preparing the payout statements, or of the Party furnishing information to the Party responsible for preparing payout statements. Audits of payout accounts may include the volumes of hydrocarbons produced and saved and proceeds received for such hydrocarbons as they pertain to payout accounting required under the Agreement. Unless otherwise provided in the Agreement, audits of a payout account shall be conducted within the twenty-four (24) month period following the end of the calendar year in which the payout statement was rendered.

Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner that will result in a minimum of inconvenience to the Operator. The Operator shall bear no portion of the Non-Operators audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of the Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
3

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

The Non-Operator leading the audit (hereinafter “lead audit company”) shall issue the audit report within ninety (90) days after completion of the audit testing and analysis; however, the ninety (90) day time period shall not extend the twenty-four (24) month requirement for taking specific detailed written exception as required in Section I.4.A (Adjustments) above. All claims shall be supported with sufficient documentation.

A timely filed written exception or audit report containing written exceptions (hereinafter “written exceptions”) shall, with respect to the claims made therein, preclude the Operator from asserting a statute of limitations defense against such claims, and the Operator hereby waives its right to assert any statute of limitations defense against such claims for so long as any Non-Operator continues to comply with the deadlines for resolving exceptions provided in this Accounting Procedure. If the Non-Operators fail to comply with the additional deadlines in Section I.5.B or I.5.C, the Operator’s waiver of its rights to assert a statute of limitations defense against the claims brought by the Non-Operators shall lapse, and such claims shall then be subject to the applicable statute of limitations, provided that such waiver shall not lapse in the event that the Operator has failed to comply with the deadlines in Section I.5.B or I.5.C.

B.
The Operator shall provide a written response to all exceptions in an audit report within one hundred eighty (180) days after Operator receives such report. Denied exceptions should be accompanied by a substantive response. If the Operator fails to provide substantive response to an exception within this one hundred eighty (180) day period, the Operator will owe interest on that exception or portion thereof, if ultimately granted, from the date it received the audit report. Interest shall be calculated using the rate set forth in Section I.3.B (Advances and Payments by the Parties).

C.
The lead audit company shall reply to the Operator’s response to an audit report within ninety (90) days of receipt, and the Operatorshall reply to the lead audit company’s follow-up response within ninety (90) days of receipt; provided, however, each Non-Operator shall have the right to represent itself if it disagrees with the lead audit company’s position or believes the lead audit company is not adequately fulfilling its duties. Unless otherwise provided for in Section I.5.E, if the Operator fails to provide substantive response to an exception within this ninety (90) day period, the Operator will owe interest on that exception or portion thereof, if ultimately granted, from the date it received the audit report. Interest shall be calculated using the rate set forth in Section I.3.B (Advances and Payments by the Parties).

D.
If any Party fails to meet the deadlines in Sections I.5.B or I.5.C or if any audit issues are outstanding fifteen (15) months afterOperator receives the audit report, the Operator or any Non-Operator participating in the audit has the right to call a resolution meeting, as set forth in this Section I.5.D or it may invoke the dispute resolution procedures included in the Agreement, if applicable. The meeting will require one month’s written notice to the Operator and all Non-Operators participating in the audit. The meeting shall be held at the Operator’s office or mutually agreed location, and shall be attended by representatives of the Parties with authority to resolve such outstanding issues. Any Party who fails to attend the resolution meeting shall be bound by any resolution reached at the meeting. The lead audit company will make good faith efforts to coordinate the response and positions of the Non-Operator participants throughout the resolution process; however, each Non-Operator shall have the right to represent itself. Attendees will make good faith efforts to resolve outstanding issues, and each Party will be required to present substantive information supporting its position. A resolution meeting may be held as often as agreed to by the Parties. Issues unresolved at one meeting may be discussed at subsequent meetings until each such issue is resolved.

If the Agreement contains no dispute resolution procedures and the audit issues cannot be resolved by negotiation, the dispute shall be submitted to mediation. In such event, promptly following one Party’s written request for mediation, the Parties to the dispute shall choose a mutually acceptable mediator and share the costs of mediation services equally. The Parties shall each have present at the mediation at least one individual who has the authority to settle the dispute. The Parties shall make reasonable efforts to ensure that the mediation commences within sixty (60) days of the date of the mediation request. Notwithstanding the above, any Party may file a lawsuit or complaint (1) if the Parties are unable after reasonable efforts, to commence mediation within sixty (60) days of the date of the mediation request, (2) for statute of limitations reasons, or (3) to seek a preliminary injunction or other provisional judicial relief, if in its sole judgment an injunction or other provisional relief is necessary to avoid irreparable damage or to preserve the status quo. Despite such action, the Parties shall continue to try to resolve the dispute by mediation.

E.
o(Optional Provision  Forfeiture Penalties)
If the Non-Operators fail to meet the deadline in Section I.5.C, any unresolved exceptions that were not addressed by the Non- Operators within one (1) year following receipt of the last substantive response of the Operator shall be deemed to have been withdrawn by the Non-Operators. If the Operator fails to meet the deadlines in Section I.5.B or I.5.C, any unresolved exceptions that were not addressed by the Operator within one (1) year following receipt of the audit report or receipt of the last substantive response of the Non-Operators, whichever is later, shall be deemed to have been granted by the Operator and adjustments shall be made, without interest, to the Joint Account.

6.        APPROVAL BY PARTIES

A.
GENERAL MATTERS

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other Sections of this Accounting Procedure and if the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, the Operator shall notify all Non-Operators of the Operator’s proposal and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
4

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

This Section I.6.A applies to specific situations of limited duration where a Party proposes to change the accounting for charges from that prescribed in this Accounting Procedure. This provision does not apply to amendments to this Accounting Procedure, which are covered by Section I.6.B.

B.
AMENDMENTS

If the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, this Accounting Procedure can be amended by an affirmative vote of Parties, one of which is the Operator, having a combined working interest of at least fifty percent (50%), which approval shall be binding on all Parties, provided, however, approval of at least one (1) Non-Operator shall be required.

C.
AFFILIATES

For the purpose of administering the voting procedures of Sections I.6.A and I.6.B, if Parties to this Agreement are Affiliates of each other, then such Affiliates shall be combined and treated as a single Party having the combined working interest or Participating Interest of such Affiliates.

For the purposes of administering the voting procedures in Section I.6.A, if a Non-Operator is an Affiliate of the Operator, votes under Section I.6.A shall require the majority in interest of the Non-Operator(s) after excluding the interest of the Operator’s Affiliate.

II. DIRECT CHARGES

The Operator shall charge the Joint Account with the following items:

1.        RENTALS AND ROYALTIES

Lease rentals and royalties paid by the Operator, on behalf of all Parties, for the Joint Operations.

2.        LABOR

A.	Salaries and wages, including incentive compensation programs as set forth in COPAS MFI-37 (“Chargeability of IncentiveCompensation Programs”), for:

(1)	Operator’s field employees directly employed On-site in the conduct of Joint Operations,

(2)
Operator’s employees directly employed on, or other facilities serving the Joint Property if such costs are not charged under Section II.6 (Equipment and Facilities Furnished by Operator) or are not a function covered under Section III (Overhead),

(3)	Operator’s employees providing First Level Supervision,

(4)	Operator’s employees providing On-site Technical Services for the Joint Property if such charges are excluded from theoverhead rates in Section III (Overhead),

(5)	Operator’s employees providing Off-site Technical Services for the Joint Property if such charges are excluded from theoverhead rates in Section III (Overhead).

Charges for the Operator’s employees identified in Section II.2.A may be made based on the employee’s actual salaries and wages,or in lieu thereof, a day rate representing the Operator’s average salaries and wages of the employee’s specific job category.

Charges for personnel chargeable under this Section II.2.A who are foreign nationals shall not exceed comparable compensation paid to an equivalent U.S. employee pursuant to this Section II.2, unless otherwise approved by the Parties pursuant to Section I.6.A (General Matters).

B.
Operator’s cost of holiday, vacation, sickness, and disability benefits, and other customary allowances paid to employees whosesalaries and wages are chargeable to the Joint Account under Section II.2.A, excluding severance payments or other termination allowances. Such costs under this Section II.2.B may be charged on a “when and as-paid basis” or by “percentage assessment” on the amount of salaries and wages chargeable to the Joint Account under Section II.2.A. If percentage assessment is used, the rate shall be based on the Operator’s cost experience.

C.	Expenditures or contributions made pursuant to assessments imposed by governmental authority that are applicable to costschargeable to the Joint Account under Sections II.2.A and B.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
5

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

D.	Personal Expenses of personnel whose salaries and wages are chargeable to the Joint Account under Section II.2.A when theexpenses are incurred in connection with directly chargeable activities.

E.
Reasonable relocation costs incurred in transferring to the Joint Property personnel whose salaries and wages are chargeable to theJoint Account under Section II.2.A. Notwithstanding the foregoing, relocation costs that result from reorganization or merger of a Party, or   that are for the primary benefit of the Operator, shall not be chargeable to the Joint Account. Extraordinary relocation costs, such as those incurred as a result of transfers from remote locations, such as Alaska or overseas, shall not be charged to the Joint Account unless approved by the Parties pursuant to Section I.6.A (General Matters).

F.
Training costs as specified in COPAS MFI-35 (“Charging of Training Costs to the Joint Account”) for personnel whose salaries andwages are chargeable under Section II.2.A. This training charge shall include the wages, salaries, training course cost, and Personal Expenses incurred during the training session. The training cost shall be charged or allocated to the property or properties directly benefiting from the training. The cost of the training course shall not exceed prevailing commercial rates, where such rates are available.

G.
Operator’s current cost of established plans for employee benefits, as described in COPAS MFI-27 (“Employee Benefits Chargeableto Joint Operations and Subject to Percentage Limitation”), applicable to the Operator’s labor costs chargeable to the Joint Account under Sections II.2.A and B based on the Operator’s actual cost not to exceed the employee benefits limitation percentage most recently recommended by COPAS.

H.	Award payments to employees, in accordance with COPAS MFI-49 (“Awards to Employees and Contractors”) for personnel whosesalaries and wages are chargeable under Section II.2.A.

3.        MATERIAL

Material purchased or furnished by the Operator for use on the Joint Property in the conduct of Joint Operations as provided under Section IV (Material Purchases, Transfers, and Dispositions). Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use or is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

4.        TRANSPORTATION

A.	Transportation of the Operator’s, Operator’s Affiliate’s, or contractor’s personnel necessary for Joint Operations.

B.
Transportation of Material between the Joint Property and another property, or from the Operator’s warehouse or other storage pointto the Joint Property, shall be charged to the receiving property using one of the methods listed below. Transportation of Material from the Joint Property to the Operator’s warehouse or other storage point shall be paid for by the Joint Property using one of the methods listed below:

(1)
If the actual trucking charge is less than or equal to the Excluded Amount the Operator may charge actual trucking cost or atheoretical charge from the Railway Receiving Point to the Joint Property. The basis for the theoretical charge is the per hundred weight charge plus fuel surcharges from the Railway Receiving Point to the Joint Property.. The Operator shall consistently apply the selected alternative.

(2)
If the actual trucking charge is greater than the Excluded Amount, the Operator shall charge Equalized Freight. Accessorialcharges such as loading and unloading costs, split pick-up costs, detention, call out charges, and permit fees shall be charged directly to the Joint Property and shall not be included when calculating the Equalized Freight.

5.        SERVICES

The cost of contract services, equipment, and utilities used in the conduct of Joint Operations, except for contract services, equipment, and utilities covered by Section III (Overhead), or Section II.7 (Affiliates), or excluded under Section II.9 (Legal Expense). Awards paid to contractors shall be chargeable pursuant to COPAS MFI-49 (“Awards to Employees and Contractors”).

The costs of third party Technical Services are chargeable to the extent excluded from the overhead rates under Section III (Overhead).

6.        EQUIPMENT AND FACILITIES FURNISHED BY OPERATOR

In the absence of a separately negotiated agreement, equipment and facilities furnished by the Operator will be charged as follows:

A.
The Operator shall charge the Joint Account for use of Operator-owned equipment and facilities, including but not limited toproduction facilities, and Field Offices, at rates commensurate with the costs of ownership and operation. The cost of Field Offices shall be chargeable to the extent the Field Offices provide direct service to personnel who are chargeable pursuant to Section II.2.A (Labor). Such rates may include labor, maintenance, repairs, other operating expense, insurance, taxes, depreciation using straight line depreciation method, and interest on gross investment less accumulated depreciation not to exceed twelve percent (12%) per annum; provided, however, depreciation shall not be charged when the equipment and facilities investment have been fully depreciated. The rate may include an element of the estimated cost for abandonment, reclamation, and dismantlement. Such rates shall not exceed the average commercial rates currently prevailing in the immediate area of the Joint Property.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
6

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

B.
In lieu of charges in Section II.6.A above, the Operator may elect to use average commercial rates prevailing in the immediate areaof the Joint Property, less twenty percent (20%). If equipment and facilities are charged under this Section II.6.B, the Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation. For automotive equipment, the Operator may elect to use rates published by the Petroleum Motor Transport Association (PMTA) or such other organization recognized by COPAS as the official source of rates.

7.        AFFILIATES

A.
Charges for an Affiliates goods and/or services used in operations requiring an AFE or other authorization from the Non-Operators may be made without the approval of the Parties provided (i) the Affiliate is identified and the Affiliate goods and services are specifically detailed in the approved AFE or other authorization, and (ii) the total costs for such Affiliates goods and services billed to such individual project do not exceed $100,000.00 If the total costs for an Affiliates goods and services charged to such individual project are not specifically detailed in the approved AFE or authorization or exceed such amount, charges for such Affiliate shall require approval of the Parties, pursuant to Section I.6.A (General Matters).

B.
For an Affiliate’s goods and/or services used in operations not requiring an AFE or other authorization from the Non-Operators,charges for such Affiliate’s goods and services shall require approval of the Parties, pursuant to Section I.6.A (General Matters), if the charges exceed $ 50,000.00in a given calendar year.

C.
The cost of the Affiliate’s goods or services shall not exceed average commercial rates prevailing in the area of the Joint Property,unless the  Operator obtains the  Non-Operators’ approval of  such  rates. The  Operator shall adequately document and  support commercial  rates  and  shall  periodically  review  and  update  the  rate  and  the  supporting  documentation;  provided,  however, documentation of commercial rates shall not be required if the Operator obtains Non-Operator approval of its Affiliate’s rates or charges prior to billing Non-Operators for such Affiliate’s goods and services. Notwithstanding the foregoing, direct charges for Affiliate-owned communication facilities or systems shall be made pursuant to Section II.12 (Communications).

If the Parties fail to designate an amount in Sections II.7.A or II.7.B, in each instance the amount deemed adopted by the Parties as a result of such omission shall be the amount established as the Operator’s expenditure limitation in the Agreement. If the Agreement does not contain an Operator’s expenditure limitation, the amount deemed adopted by the Parties as a result of such omission shall be zero dollars ($ 0.00).

8.        DAMAGES AND LOSSES TO JOINT PROPERTY

All costs or expenses necessary for the repair or replacement of Joint Property resulting from damages or losses incurred, except to the extent such damages or losses result from a Party’s or Parties’ gross negligence or willful misconduct, in which case such Party or Parties shall be solely liable.

The Operator shall furnish the Non-Operator written notice of damages or losses incurred as soon as practicable after a report has been received by the Operator.

9.        LEGAL EXPENSE

Recording fees  and  costs of  handling, settling, or  otherwise discharging litigation, claims, and  liens  incurred in  or  resulting from operations under the Agreement, or  necessary to protect or recover the Joint Property, to the extent permitted under the Agreement. Costs of the Operator’s or Affiliate’s legal staff or outside attorneys, including fees and expenses, are not chargeable unless approved by the Parties pursuant to Section I.6.A (General Matters) or otherwise provided for in the Agreement.

Notwithstanding the foregoing paragraph, costs for procuring abstracts, fees paid to outside attorneys for title examinations (including preliminary, supplemental, shut-in royalty opinions, division order title opinions), and curative work shall be chargeable to the extent permitted as a direct charge in the Agreement.

10.      TAXES AND PERMITS

All taxes and permitting fees of every kind and nature, assessed or levied upon or in connection with the Joint Property, or the production therefrom, and which have been paid by the Operator for the benefit of the Parties, including penalties and interest, except to the extent the penalties and interest result from the Operator’s gross negligence or willful misconduct.

If ad valorem taxes paid by the Operator are based in whole or in part upon separate valuations of each Party’s working interest, then notwithstanding any contrary provisions, the charges to the Parties will be made in accordance with the tax value generated by each Party’s working interest.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
7

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

Costs of tax consultants or advisors, the Operator’s employees, or Operator’s Affiliate employees in matters regarding ad valorem or other tax matters, are not permitted as direct charges unless approved by the Parties pursuant to Section I.6.A (General Matters).

Charges to the Joint Account resulting from sales/use tax audits, including extrapolated amounts and penalties and interest, are permitted, provided the Non-Operator shall be allowed to review the invoices and other underlying source documents which served as the basis for tax charges and to determine that the correct amount of taxes were charged to the Joint Account. If the Non-Operator is not permitted to review such documentation, the sales/use tax amount shall not be directly charged unless the Operator can conclusively document the amount owed by the Joint Account.

11.     INSURANCE

Net premiums paid for insurance required to be carried for Joint Operations for the protection of the Parties. If Joint Operations are conducted at locations where the Operator acts as self-insurer in regard to its worker’s compensation and employer’s liability insurance obligation, the Operator shall charge the Joint Account manual rates for the risk assumed in its self-insurance program as regulated by the jurisdiction governing the Joint Property. In the case of offshore operations in federal waters, the manual rates of the adjacent state shall be used for personnel performing work On-site, and such rates shall be adjusted for offshore operations by the U.S. Longshoreman and Harbor Workers (USL&H) or Jones Act surcharge, as appropriate.

12.     COMMUNICATIONS

Costs of acquiring, leasing, installing, operating, repairing, and maintaining communication facilities or systems, including satellite, radio and microwave facilities, between the Joint Property and the Operator’s office(s) directly responsible for field operations in accordance with the provisions of COPAS MFI-44 (“Field Computer and Communication Systems”). If the communications facilities or systems serving the Joint Property are Operator-owned, charges to the Joint Account shall be made as provided in Section II.6 (Equipment and Facilities Furnished by Operator). If the communication facilities or systems serving the Joint Property are owned by the Operator’s Affiliate, charges to the Joint Account shall not exceed average commercial rates prevailing in the area of the Joint Property. The Operator shall  adequately  document  and  support  commercial  rates  and  shall  periodically  review  and  update  the  rate  and  the  supporting documentation.

13.     ECOLOGICAL, ENVIRONMENTAL, AND SAFETY

Costs incurred for Technical Services and drafting to comply with ecological, environmental and safety Laws or standards recommended by Occupational Safety and  Health Administration (OSHA) or  other  regulatory authorities. All  other labor and  functions incurred for ecological, environmental and safety matters, including management, administration,  and permitting, shall be covered by Sections II.2 (Labor), II.5 (Services), or Section III (Overhead), as applicable.

Costs to provide or have available pollution containment and removal equipment plus actual costs of control and cleanup and resulting responsibilities of oil and other spills as well as discharges from permitted outfalls as required by applicable Laws, or other pollution containment and removal equipment deemed appropriate by the Operator for prudent operations, are directly chargeable.

14.     ABANDONMENT AND RECLAMATION

Costs incurred for abandonment and reclamation of the Joint Property, including costs required by lease agreements or by Laws.

15.     OTHER EXPENDITURES

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II (Direct Charges), or in Section III (Overhead) and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations. Charges made under this Section II.15 shall require approval of the Parties, pursuant to Section I.6.A (General Matters).

III. OVERHEAD

As compensation for costs not specifically identified as chargeable to the Joint Account pursuant to Section II (Direct Charges), the Operator shall charge the Joint Account in accordance with this Section III.

Functions included in the overhead rates regardless of whether performed by the Operator, Operator’s Affiliates or third parties and regardless of location, shall include, but not be limited to, costs and expenses of:

•   warehousing, other than for warehouses that are jointly owned under this Agreement
•   design and drafting (except when allowed as a direct charge under Sections II.13, III.1.A(ii), and III.2, Option B)
•   inventory costs not chargeable under Section V (Inventories of Controllable Material)
•   procurement
•   administration
•   accounting and auditing
•   gas dispatching and gas chart integration

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
8

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

•   human resources
•   management
•   supervision not directly charged under Section II.2 (Labor)
•   legal services not directly chargeable under Section II.9 (Legal Expense)
•   taxation, other than those costs identified as directly chargeable under Section II.10 (Taxes and Permits)
•   preparation  and  monitoring  of  permits  and  certifications;  preparing  regulatory  reports;  appearances  before  or  meetings  with governmental agencies or other authorities having jurisdiction over the Joint Property, other than On-site inspections; reviewing, interpreting, or submitting comments on or lobbying with respect to Laws or proposed Laws.

Overhead charges shall include the salaries or wages plus applicable payroll burdens, benefits, and Personal Expenses of personnel performing overhead functions, as well as office and other related expenses of overhead functions.

1.        OVERHEAD—DRILLING AND PRODUCING OPERATIONS

As compensation for costs incurred but not chargeable under Section II (Direct Charges) and not covered by other provisions of this Section III, the Operator shall charge on either:

☑ (Alternative 1) Fixed Rate Basis, Section III.1.B.
☐ (Alternative 2) Percentage Basis, Section III.1.C.

A.	TECHNICAL SERVICES

(i)
Except as otherwise provided in Section II.13 (Ecological Environmental, and Safety) and Section III.2 (Overhead – Major Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages, related payroll burdens and benefits, and Personal Expenses for On-site Technical Services, including third party Technical Services:

☑ (Alternative 1 – Direct) shall be charged direct to the Joint Account.
☐ (Alternative 2 – Overhead) shall be covered by the overhead rates.

(ii)
Except as otherwise provided in Section II.13 (Ecological, Environmental, and Safety) and Section III.2 (Overhead – Major Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages, related payroll burdens and benefits, and Personal Expenses for Off-site Technical Services, including third party Technical Services:

☐ (Alternative 1 – All Overhead) shall be covered by the overhead rates.
☑ (Alternative 2 – All Direct) shall be charged direct to the Joint Account.

☐ (Alternative 3 – Drilling Direct) shall be charged  direct to the Joint Account,  only to the extent such Technical Servicesare  directly attributable to  drilling, redrilling, deepening, or  sidetracking operations, through completion, temporary  abandonment, or abandonment if a dry hole. Off-site Technical Services for all other operations, including workover, recompletion, abandonment of producing wells, and the construction or expansion of fixed assets not covered by Section III.2 (Overhead - Major Construction and Catastrophe) shall be covered by the overhead rates.

Notwithstanding anything to the contrary in this Section III, Technical Services provided by Operator’s Affiliates are subject to limitations set forth in Section II.7 (Affiliates). Charges for Technical personnel performing non-technical work shall not be governed by this Section III.1.A, but instead governed by other provisions of this Accounting Procedure relating to the type of work being performed.

B.	OVERHEAD—FIXED RATE BASIS

(1)
The Operator shall charge the Joint Account at the following rates per well per month:

Drilling Well Rate per month $ 9,000.00(prorated for less than a full month)

Producing Well Rate per month $  900.00

(2)	Application of Overhead—Drilling Well Rate shall be as follows:

(a)
Charges for onshore drilling wells shall begin on the spud date and terminate on the date the drilling and/or completionequipment used on the well is released, whichever occurs later. Charges for offshore and inland waters drilling wells shall begin on the date the drilling or completion equipment arrives on location and terminate on the date the drilling or completion equipment moves off location, or is released, whichever occurs first. No charge shall be made during suspension of drilling and/or completion operations for fifteen (15) or more consecutive calendar days.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
9

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

(b)
Charges for any well undergoing any type of workover, recompletion, and/or abandonment for a period of five (5) or more consecutive work–days shall be made at the Drilling Well Rate. Such charges shall be applied for the period from date operations, with rig or other units used in operations, commence through date of rig or other unit release, except that no charges shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

(3)	Application of Overhead—Producing Well Rate shall be as follows:

(a)
An active well that is produced, injected into for recovery or disposal, or used to obtain water supply to support operations forany portion of the month shall be considered as a one-well charge for the entire month.

(b)	Each active completion in a multi-completed well shall be considered as a one-well charge provided each completion isconsidered a separate well by the governing regulatory authority.

(c)
A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well,unless the Drilling Well Rate applies, as provided in Sections III.1.B.(2)(a) or (b). This one-well charge shall be made whether or not the well has produced.

(d)
An active gas well shut in because of overproduction or failure of a purchaser, processor, or transporter to take production shall be considered as a one-well charge provided the gas well is directly connected to a permanent sales outlet.

(e)	Any well not meeting the criteria set forth in Sections III.1.B.(3) (a), (b), (c), or (d) shall not qualify for a producing overheadcharge.

(4)
The well rates shall be adjusted on the first day of April each year following the effective date of the Agreement; provided,however, if this Accounting Procedure is attached to or otherwise governing the payout accounting under a farmout agreement, the rates shall be adjusted on the first day of April each year following the effective date of such farmout agreement. The adjustment shall be computed by applying the adjustment factor most recently published by COPAS. The adjusted rates shall be the initial or amended rates agreed to by the Parties increased or decreased by the adjustment factor described herein, for each year from the effective date of such rates, in accordance with COPAS MFI-47 (“Adjustment of Overhead Rates”).

C.	OVERHEAD—PERCENTAGE BASIS

(1)	Operator shall charge the Joint Account at the following rates:

(a)	Development Rate N/A percent ( ________ ) % of the cost of development of the Joint Property, exclusive of costs provided under Section II.9 (Legal Expense) and all Material salvage credits.

(b)
Operating Rate              N/A       percent (   __________%) of the cost of operating the Joint Property, exclusive of costs provided under Sections II.1 (Rentals and Royalties) and II.9 (Legal Expense); all Material salvage credits; the value of substances purchased for enhanced recovery; all property and ad valorem taxes, and any other taxes and assessments that are levied, assessed, and paid upon the mineral interest in and to the Joint Property.

(2)	Application of Overhead—Percentage Basis shall be as follows:

(a)	The Development Rate shall be applied to all costs in connection with:

[i]	drilling, redrilling, sidetracking, or deepening of a well
[ii]	a well undergoing plugback or workover operations for a period of five (5) or more consecutive work–days
[iii]	preliminary expenditures necessary in preparation for drilling
[iv]	expenditures incurred in abandoning when the well is not completed as a producer
[v]
construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as afixed asset, other than Major Construction or Catastrophe as defined in Section III.2 (Overhead-Major Construction and Catastrophe).

(b)	The Operating Rate shall be applied to all other costs in connection with Joint Operations, except those subject to Section III.2(Overhead-Major Construction and Catastrophe).

2.
OVERHEAD—MAJOR CONSTRUCTION AND CATASTROPHE

To compensate the Operator for overhead costs incurred in connection with a Major Construction project or Catastrophe, the Operator shall either negotiate a rate prior to the beginning of the project, or shall charge the Joint Account for overhead based on the following rates for any Major Construction project in excess of the Operators expenditure limit under the Agreement, or for any Catastrophe regardless of the amount. If the Agreement to which this Accounting Procedure is attached does not contain an expenditure limit, Major Construction Overhead shall be assessed for any single Major Construction project costing in excess of $50,000 gross.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)

10

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

Major Construction shall mean the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, or in the dismantlement, abandonment, removal, and restoration of platforms, production equipment, and other operating facilities.

Catastrophe is defined as a sudden calamitous event bringing damage, loss, or destruction to property or the environment, such as an oil spill, blowout, explosion, fire, storm, hurricane, or other disaster. The overhead rate shall be applied to those costs necessary to restore the Joint Property to the equivalent condition that existed prior to the event.

A.	If the Operator absorbs the engineering, design and drafting costs related to the project:

(1)	5 % of total costs if such costs are less than $100,000; plus

(2)	3 % of total costs in excess of $100,000 but less than $1,000,000; plus

(3)	2 % of total costs in excess of $1,000,000.

B.	If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account:

(1)	5 % of total costs if such costs are less than $100,000; plus

(2)	3 % of total costs in excess of $100,000 but less than $1,000,000; plus

(3)	2 % of total costs in excess of $1,000,000.

Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single Major  Construction project shall not be treated separately, and the cost of drilling and workover wells and purchasing and installing pumping units and downhole artificial lift equipment shall be excluded. For Catastrophes, the rates shall be applied to all costs associated with each single occurrence or event.

On each project, the Operator shall advise the Non-Operator(s) in advance which of the above options shall apply.

For the purposes of calculating Catastrophe Overhead, the cost of drilling relief wells, substitute wells, or conducting other well operations directly resulting from the catastrophic event shall be included. Expenditures to which these rates apply shall not be reduced by salvage or insurance recoveries. Expenditures that qualify for Major Construction or Catastrophe Overhead shall not qualify for overhead under any other overhead provisions.

In the event of any conflict between the provisions of this Section III.2 and the provisions of Sections II.2 (Labor), II.5 (Services), or II.7 (Affiliates), the provisions of this Section III.2 shall govern.

3.
AMENDMENT OF OVERHEAD RATES

The overhead rates provided for in this Section III may be amended from time to time if, in practice, the rates are found to be insufficient or excessive, in accordance with the provisions of Section I.6.B (Amendments).

IV. MATERIAL PURCHASES, TRANSFERS, AND DISPOSITIONS

The Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for direct purchases, transfers, and dispositions. The Operator shall provide all Material for use in the conduct of Joint Operations; however, Material may be supplied by the Non- Operators, at the Operator’s option. Material furnished by any Party shall be furnished without any express or implied warranties as to quality, fitness for use, or any other matter.

1.
DIRECT PURCHASES

Direct purchases shall be charged to the Joint Account at the price paid by the Operator after deduction of all discounts received. The Operator shall make good faith efforts to take discounts offered by suppliers, but shall not be liable for failure to take discounts except to the extent such failure was the result of the Operator’s gross negligence or willful misconduct. A direct purchase shall be deemed to occur when an agreement is made between an Operator and a third party for the acquisition of Material for a specific well site or location. Material provided by the Operator under “vendor stocking programs,” where the initial use is for a Joint Property and title of the Material does not pass from the manufacturer, distributor, or agent until usage, is considered a direct purchase. If Material is found to be defective or is returned to the manufacturer, distributor, or agent for any other reason, credit shall be passed to the Joint Account within sixty (60) days after the Operator has received adjustment from the manufacturer, distributor, or agent.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
11

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

2.
TRANSFERS

A transfer is determined to occur when the Operator (i) furnishes Material from a storage facility or from another operated property, (ii) has assumed liability for the storage costs and changes in value, and (iii) has previously secured and held title to the transferred Material. Similarly, the removal of Material from the Joint Property to a storage facility or to another operated property is also considered a transfer; provided, however, Material that is moved from the Joint Property to a storage location for safe-keeping pending disposition may remain charged to the Joint Account and is not considered a transfer. Material shall be disposed of in accordance with Section IV.3 (Disposition of Surplus) and the Agreement to which this Accounting Procedure is attached.

A.	PRICING

The value of Material transferred to/from the Joint Property should generally reflect the market value on the date of physical transfer. Regardless of the pricing method used, the Operator shall make available to the Non-Operators sufficient documentation to verify the Material valuation. When higher than specification grade or size tubulars are used in the conduct of Joint Operations, the Operator shall charge the Joint Account at the equivalent price for well design specification tubulars, unless such higher specification grade or sized tubulars are approved by the Parties pursuant to Section I.6.A (General Matters). Transfers of new Material will be priced using one of the following pricing methods; provided, however, the Operator shall use consistent pricing methods, and not alternate between methods for the purpose of choosing the method most favorable to the Operator for a specific transfer:

(1)	Using published prices in effect on date of movement as adjusted by the appropriate COPAS Historical Price Multiplier (HPM)or prices provided by the COPAS Computerized Equipment Pricing System (CEPS).

(a)
For oil country tubulars and line pipe, the published price shall be based upon eastern mill carload base prices (Houston, Texas, for special end) adjusted as of date of movement, plus transportation cost as defined in Section IV.2.B (Freight).

(b)
For other Material, the published price shall be the published list price in effect at date of movement, as listed by a SupplyStore nearest the Joint Property where like Material is normally available, or point of manufacture plus transportation costs as defined in Section IV.2.B (Freight).

(2)	Based on a price quotation from a vendor that reflects a current realistic acquisition cost.

(3)	Based on the amount paid by the Operator for like Material in the vicinity of the Joint Property within the previous twelve (12)months from the date of physical transfer.

(4)	As agreed to by the Participating Parties for Material being transferred to the Joint Property, and by the Parties owning theMaterial for Material being transferred from the Joint Property.

B.	FREIGHT

Transportation costs shall be  added to  the  Material transfer price using the  method prescribed by  the  COPAS Computerized Equipment Pricing System (CEPS). If not using CEPS, transportation costs shall be calculated as follows:

(1)
Transportation costs for oil country tubulars and line pipe shall be calculated using the distance from eastern mill to theRailway Receiving Point based on the carload weight basis as recommended by the COPAS MFI-38 (“Material Pricing Manual”) and other COPAS MFIs in effect at the time of the transfer.

(2)
Transportation costs for special mill items shall be calculated from that mill's shipping point to the Railway Receiving Point.For transportation costs from other than eastern mills, the 30,000-pound interstate truck rate shall be used. Transportation costs for macaroni tubing shall be calculated based on the interstate truck rate per weight of tubing transferred to the Railway Receiving Point.

(3)	Transportation costs for special end tubular goods shall be calculated using the interstate truck rate from Houston, Texas, to theRailway Receiving Point.

(4)
Transportation costs for Material other than that described in Sections IV.2.B.(1) through (3), shall be calculated from theSupply Store or point of manufacture, whichever is appropriate, to the Railway Receiving Point

Regardless of whether using CEPS or manually calculating transportation costs, transportation costs from the Railway Receiving Point to the Joint Property are in addition to the foregoing, and may be charged to the Joint Account based on actual costs incurred. All transportation costs are subject to Equalized Freight as provided in Section II.4 (Transportation) of this Accounting Procedure.

C.
TAXES

Sales and use taxes shall be added to the Material transfer price using either the method contained in the COPAS Computerized Equipment Pricing System (CEPS) or the applicable tax rate in effect for the Joint Property at the time and place of transfer. In either case, the Joint Account shall be charged or credited at the rate that would have governed had the Material been a direct purchase.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)

12

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

D.	CONDITION

(1)
Condition “A” – New and unused Material in sound and serviceable condition shall be charged at one hundred percent (100%)of the price as determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes). Material transferred from the Joint Property that was not placed in service shall be credited as charged without gain or loss; provided, however, any unused Material that was charged to the Joint Account through a direct purchase will be credited to the Joint Account at the original cost paid less restocking fees charged by the vendor. New and unused Material transferred from the Joint Property may be credited at a price other than the price originally charged to the Joint Account provided such price is approved by the Parties owning such Material, pursuant to Section I.6.A (General Matters). All refurbishing costs required or necessary to return the Material to original condition or to correct handling, transportation, or other damages will be borne by the divesting property. The Joint Account is responsible for Material preparation, handling, and transportation costs for new and unused Material charged to the Joint Property either through a direct purchase or transfer. Any preparation costs incurred, including any internal or external coating and wrapping, will be credited on new Material provided these services were not repeated for such Material for the receiving property.

(2)
Condition “B” – Used Material in sound and serviceable condition and suitable for reuse without reconditioning shall be priced by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) by seventy-five percent (75%).

Except as provided in Section IV.2.D(3), all reconditioning costs required to return the Material to Condition “B” or to correct handling, transportation or other damages will be borne by the divesting property.

If the Material was originally charged to the Joint Account as used Material and placed in service for the Joint Property, the Material will be credited at the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) multiplied by sixty-five percent (65%).

Unless otherwise agreed to by the Parties that paid for such Material, used Material transferred from the Joint Property that was not placed in service on the property shall be credited as charged without gain or loss.

(3)
Condition “C” – Material that is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) by fifty percent (50%).

The  cost  of  reconditioning may  be  charged  to  the  receiving  property  to  the  extent  Condition  “C”  value,  plus  cost  of reconditioning, does not exceed Condition “B” value.

(4)
Condition “D” – Material that (i) is no longer suitable for its original purpose but useable for some other purpose, (ii) isobsolete, or (iii) does not meet original specifications but still has value and can be used in other applications as a substitute for items with different specifications, is considered Condition “D” Material. Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing, or drill pipe utilized as line pipe shall be priced at used line pipe prices. Casing, tubing, or drill pipe used as higher pressure service lines than standard line pipe, e.g., power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non-upset basis. For other items, the price used should result in the Joint Account being charged or credited with the value of the service rendered or use of the Material, or as agreed to by the Parties pursuant to Section 1.6.A (General Matters).

(5)	Condition “E” – Junk shall be priced at prevailing scrap value prices.

E.	OTHER PRICING PROVISIONS

(1)
Preparation Costs

Subjectto Section II (Direct Charges) and Section III (Overhead) of this Accounting Procedure, costs incurred by the Operator in making Material serviceable including inspection, third party surveillance services, and other similar services will be charged to the Joint Account at prices which reflect the Operator’s actual costs of the services. Documentation must be provided to the Non-Operators upon request to support the cost of service. New coating and/or wrapping shall be considered a component of the Materials and priced in accordance with Sections IV.1 (Direct Purchases) or IV.2.A (Pricing), as applicable. No charges or credits shall be made for used coating or wrapping. Charges and credits for inspections shall be made in accordance with COPAS MFI-38 (“Material Pricing Manual”).

(2)
Loading and Unloading Costs

Loading and unloading costs related to the movement of the Material to the Joint Property shall be charged in accordance with the methods specified in COPAS MFI-38 (“Material Pricing Manual”).

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
13

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

3.
DISPOSITION OF SURPLUS

Surplus Material is that Material, whether new or used, that is no longer required for Joint Operations. The Operator may purchase, but shall be under no obligation to purchase, the interest of the Non-Operators in surplus Material.

Dispositions for the purpose of this procedure are considered to be the relinquishment of title of the Material from the Joint Property to either a third party, a Non-Operator, or to the Operator. To avoid the accumulation of surplus Material, the Operator should make good faith efforts to dispose of surplus within twelve (12) months through buy/sale agreements, trade, sale to a third party, division in kind, or other dispositions as agreed to by the Parties.

Disposal of surplus Materials shall be made in accordance with the terms of the Agreement to which this Accounting Procedure is attached. If the Agreement contains no provisions governing disposal of surplus Material, the following terms shall apply:

●
The Operator may, through a sale to an unrelated third party or entity, dispose of surplus Material having a gross sale value that is less than or equal to the Operator’s expenditure limit as set forth in the Agreement to which this Accounting Procedure is attached without the prior approval of the Parties owning such Material.

●	If the gross sale value exceeds the Agreement expenditure limit, the disposal must be agreed to by the Parties owning such Material.

●	Operator may purchase surplus Condition “A” or “B” Material without approval of the Parties owning such Material, based on the pricing methods set forth in Section IV.2 (Transfers).

●
Operator may purchase Condition “C” Material without prior approval of the Parties owning such Material if the value of the Materials, based on the pricing methods set forth in Section IV.2 (Transfers), is less than or equal to the Operator’s expenditure limitation set forth in the Agreement. The Operator shall provide documentation supporting the classification of the Material as Condition C.

●	Operator may dispose of Condition “D” or “E” Material under procedures normally utilized by Operator without prior approval of the Parties owning such Material.

4.	SPECIAL PRICING PROVISIONS

A.
PREMIUM PRICING

Whenever Material is available only at inflated prices due to national emergencies, strikes, government imposed foreign trade restrictions, or other unusual causes over which the Operator has no control, for direct purchase the Operator may charge the Joint Account for the required Material at the Operator’s actual cost incurred in providing such Material, making it suitable for use, and moving it to the Joint Property. Material transferred or disposed of during premium pricing situations shall be valued in accordance with Section IV.2 (Transfers) or Section IV.3 (Disposition of Surplus), as applicable.

B.
SHOP-MADE ITEMS

Items fabricated by the Operators employees, or by contract laborers under the direction of the Operator, shall be priced using the value of the Material used to construct the item plus the cost of labor to fabricate the item. If the Material is from the Operators scrap or junk account, the Material shall be priced at either twenty-five percent (25%) of the current price as determined in Section IV.2.A (Pricing) or scrap value, whichever is higher. In no event shall the amount charged exceed the value of the item commensurate with its use.

C.
MILL REJECTS

Mill rejects purchased as “limited service” casing or tubing shall be priced at eighty percent (80%) of K-55/J-55 price as determined in Section IV.2 (Transfers). Line pipe converted to casing or tubing with casing or tubing couplings attached shall be priced as K-55/J- 55 casing or tubing at the nearest size and weight.

V. INVENTORIES OF CONTROLLABLE MATERIAL

The Operator shall maintain records of Controllable Material charged to the Joint Account, with sufficient detail to perform physical inventories.

Adjustments to the Joint Account by the Operator resulting from a physical inventory of Controllable Material shall be made within twelve (12) months following the taking of the inventory or receipt of Non-Operator inventory report. Charges and credits for overages or shortages will be valued for the Joint Account in accordance with Section IV.2 (Transfers) and shall be based on the Condition “B” prices in effect on the date of physical inventory unless the inventorying Parties can provide sufficient evidence another Material condition applies.

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
14

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

1.
DIRECTED INVENTORIES

Physical inventories shall be performed by the Operator upon written request of a majority in working interests of the Non-Operators (hereinafter, “directed inventory”); provided, however, the Operator shall not be required to perform directed inventories more frequently than once every five (5) years. Directed inventories shall be commenced within one hundred eighty (180) days after the Operator receives written notice that a majority in interest of the Non-Operators has requested the inventory. All Parties shall be governed by the results of any directed inventory.

Expenses of directed inventories will be borne by the Joint Account; provided, however, costs associated with any post-report follow-up work in settling the inventory will be absorbed by the Party incurring such costs. The Operator is expected to exercise judgment in keeping expenses within reasonable limits. Any anticipated disproportionate or extraordinary costs should be discussed and agreed upon prior to commencement of the inventory. Expenses of directed inventories may include the following:

A.
A per diem rate for each inventory person, representative of actual salaries, wages, and payroll burdens and benefits of the personnel performing the inventory or a rate agreed to by the Parties pursuant to Section I.6.A (General Matters). The per diem rate shall also  be applied to a reasonable number of days for pre-inventory work and report preparation.

B.	Actual transportation costs and Personal Expenses for the inventory team.

C.	Reasonable charges for report preparation and distribution to the Non-Operators.

2.	NON-DIRECTED INVENTORIES

A.
OPERATOR INVENTORIES

Physical inventories that are not requested by the Non-Operators may be performed by the Operator, at the Operator’s discretion. The expenses of conducting such Operator-initiated inventories shall not be charged to the Joint Account.

B.
NON-OPERATOR INVENTORIES

Subject to the terms of the Agreement to which this Accounting Procedure is attached, the Non-Operators may conduct a physical inventory at reasonable times at their sole cost and risk after giving the Operator at least ninety (90) days prior written notice. The Non-Operator inventory report shall be furnished to the Operator in writing within ninety (90) days of completing the inventory fieldwork.

C.	SPECIAL INVENTORIES

The  expense  of  conducting  inventories  other  than  those  described  in  Sections  V.1  (Directed  Inventories),  V.2.A  (Operator Inventories), or V.2.B (Non-Operator Inventories), shall be charged to the Party requesting such inventory; provided, however, inventories required due to a change of Operator shall be charged to the Joint Account in the same manner as described in Section V.1 (Directed Inventories).

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)
15

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

EXHIBIT “D”

Forming part of Operating Agreement dated effective October 31, 2011, by and between Condor Energy
Technology LLC, as Operator, and Esenjay Oil & Gas, Ltd. et al., as Non-Operators

INSURANCE EXHIBIT

The Operator, at all times while operations are conducted hereunder, shall carry insurance for the benefit and at the expense of the parties hereto as follows unless notified in writing by Non-Operator(s):

(A)	Worker's Compensation Insurance as contemplated and required by the Laws of the state in which operations will be conducted.

(B)	Employer's Liability Insurance with a minimum limit of $500,000.00.

(C)	Automobile Public Liability Insurance with a combined single limit of not less than $1,000,000.00 per occurrence.

(D)	General Commercial Liability Insurance with a general aggregate and each occurrence coverage limit of $1,000,000.00.

(E)	Excess Liability Umbrella Coverage with an each occurrence and general aggregate limit ofnot less than $10,000,000.00.

(F)	Well Control "Blowout" Insurance with limits of not less than $10,000,000.00 peroccurrence for all drilling wells, including Cost of Control and the following endorsements:

(1)	Seepage and pollution;

(2)	Extra expense (Re-drilling);

(3)	Care, Custody & Control (drillstem loss);

(4)	Evacuation expense;

(5)	Contingent liability;

Non-operating working interest owners (“Non-Operators”) shall be named as Additional Insureds (except under Employers Liability) on  the liability  insurance policies, but only with  respect to  the performance of  all work here under, and Operator agrees to waive subrogation in favor of each such Non-Operator.  Upon request by any Non- Operator, Operator agrees to have its insurance carrier furnish Certificates of Insurance evidencing such insurance coverages, naming such Non-Operator as an Additional Insured (except under Employers Liability), and providing such waiver of subrogation.

Notwithstanding anything contained herein to the contrary, each non-operating working interest owner may, at their sole option, provide the Operator with a Certificate of Insurance showing that the party maintains insurance independently covering the risks set forth in subparagraph B, C, D, E and F above with limits of coverage at least equal to those specified. Alternately, any non-operating working interest owner may provide Operator with evidence of self insurance acceptable to Operator with respect to such risks. Any party providing evidence of such coverage or self insurance shall not be a named insured under policies maintained by Operator and shall not be charged with premiums charged to the joint account for coverage specified in subparagraphs B, C, D, E and F above, but shall provide a waiver of subrogation in favor of Operator.

The Operator shall charge the joint account for insurance premiums, Losses (including deductibles) not covered by such insurance shall be charged to the joint account. The Operator is solely responsible for selection of coverage’s but is not responsible for solvency of any Insurer(s).

If any Non-Operator elects to not participate in any of the above insurance, written notification must be presented to the Operator within ten days of the execution acceptance date of this agreement, or prior to the commencement of operations for the drilling of all wells under this agreement together with a copy on Non-Operator's Certificate of Insurance which provides for full coverage of all insurances listed above.

1

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

EXHIBIT “E”

Forming part of Operating Agreement dated effective October 31, 2011, by and between Condor Energy
Technology LLC, as Operator, and Esenjay Oil & Gas, Ltd. et al., as Non-Operators

GAS BALANCING AGREEMENT

1.
Each party shall have the right to take in kind and separately dispose of its proportionate share of the gasproduced from the lands subject to the within agreement and shall be entitled to an opportunity to produce its proportionate share of the gas producible from the well or wells thereon.

2.
It is the intent that each party be entitled to gas produced attributable to its participation as provided for in the within agreement. It is the intent of the parties that the Operator have the duty of controlling gas production and the responsibility of administering the provisions of this gas balancing agreement. Operator shall cause deliveries to be made to the gas purchasers, as designated by parties hereto, at such rates as may be required to give effect to the intent that the gas production accounts for all parties are to be brought into balance each month under the provisions contained herein.

3.	To give effect to the intent of this agreement, the Operator shall be governed by the following rights of each party:

(a)
Each underproduced party (a party who has taken a lesser volume of gas than the quantity such party is herein entitled) shall have the right to take a greater amount of gas (makeup gas) than its proportionate share of the wells current production, provided that the right to take such greater amount shall be in proportion that its interest bears to the total interest of all underproduced parties desiring to take more than their proportionate share of the wells current production. It is specifically agreed that no underproduced Party will be allowed to take makeup gas during the months of November, December, January or February (The Winter Period). However, gas make- up will be allowed during The Winter Period if the underproduced Party has taken at least eighty percent (80%) of the make-up gas to which it is entitled during the six (6) consecutive months immediately prior to The Winter Period.

(b)
Each overproduced party (a party who has taken a greater volume of gas than the quantity suchparty is herein entitled) shall reduce its respective take in the proportion that such partys interest bears to the total interest of all overproduced parties, but in no event shall any overproduced party be required to reduce its take to less than seventy five percent (75%) of such overproduced partys proportionate share of the wells current production.

4.
The  Operator,  at  the  request  of  any  party,  may  produce  the  entire  well  stream,  if  necessary,  for  adeliverability test not to exceed seventy-two (72) hours duration required under such requesting party’s gas sales contract and may overproduce in any other situation provided that such overproducing would be consistent with prudent operations, with 48 hour notice.

5.
Each party taking gas shall furnish the Operator a monthly statement of gas taken.  After commencement ofproduction, Operator shall furnish a current account monthly of the gas balance between parties hereto including the total quantity of gas produced, the portion thereof used in operations, vented or lost, and the total quantity of gas delivered to a market. For purposes of balancing hereunder, the first gas made up shall be assumed to be the first gas underproduced.

6.
Each party producing and/or delivering gas to its purchaser shall pay any and all production taxes due onsuch gas. Operator shall be responsible for marketing of all royalty volumes and payment of revenues due.

7.
The provisions of this gas balancing agreement shall be separately applicable and shall constitute a separateagreement as to each well and each reservoir to the end that production from one reservoir may not be utilized for the purpose of balancing under production from other reservoirs.

8.
Should production of gas from or attributed to any of the lands subject to the within agreement be permanently discontinued at a time when the gas account is out of balance, settlement will be made between the underproduced and overproduced parties. (In making such settlement, the underproduced party or parties will be paid a sum of money by the overproduced party or parties attributable to the overproduction which said overproduced party received, less applicable taxes and/or royalties theretofore paid.) Such settlement shall be based upon the price, defined below, received for the over-produced volumes of gas which have not been recovered by the underproduced party or parties. For gas not subject to price regulation, the price basis shall be the actual price received for sale of the gas at the time the overproduction was accumulated. For gas subject to price regulation, the price basis shall be the rate collected at the time the overproduction was accumulated, from time to time, which is not subject to possible refund, as provided by the Federal Energy

1

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

Regulatory Commission pursuant to final order or settlement applicable to the gas sold from such well, plus any additional collected amount which is not ultimately required by said Commission to be refunded, such additional collected amount to be accounted for at such time as final determination is made with respect thereto.

9.
Nothing herein ever shall be construed as altering, amending or negating any agreement heretofore entered into by any party hereto obligating such party to pay any overriding royalty payment out of production or royalties payable under any lease out of its interest, regardless of whether such party is or is not taking or selling its full share of production provided, however, that for lease burdens not common to all parties, each party hereto will make settlement with the royalty owners to whom it is accountable. Each party hereto agrees to hold each harmless from any and all claims for royalty payments asserted by royalty owners to whom such party is accountable. The term royalty owner shall include owners of royalty, overriding royalties, production payments and similar interests. With respect to lease burdens that are common to all parties, the party or parties producing and taking gas shall pay all such royalty burdens.

10.	All parties shall share in and own and dispose of the condensate recovered at the surface in accordance with their respective interests.

11.
Any market secured by any party to the Gas Balancing Agreement shall be offered to all signatory partieshereto. If after thirty (30) days no written confirmation of acceptance of the terms is received by the selling party, then the terms of the Gas Balancing Agreement shall control. Unless agreed prior to any effective date of an oil/gas/hydrocarbon sales contract by the parties hereto, no marketing fee for such sale shall be deducted from the proceeds due from the sale of production.

2

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

EXHIBIT “F”

Forming part of Operating Agreement dated effective October 31, 2011, by and between Condor Energy
Technology LLC, as Operator, and Esenjay Oil & Gas, Ltd. et al., as Non-Operators

MODEL FORM RECORDING SUPPLEMENT TO

OPERATING AGREEMENT AND FINANCING STATEMENT

THIS AGREEMENT, entered into by and between CONDOR ENERGY TECHNOLOGY LLC , hereinafter referred to as Operator, and the signatory party or parties other than Operator, hereinafter referred to individually as Non-Operator, and collectively as Non-Operators.

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit A (said land, Leases and Interests being hereinafter called the Contract Area), and in any instance in which the Leases or Interests of a party are not of record, the record owner and the party hereto that owns the interest or rights therein are reflected on Exhibit A;

WHEREAS, the parties hereto have executed an Operating Agreement dated effective October 31, 2011 (herein the Operating Agreement), covering the Contract Area for the purposeofexploringanddevelopingsuchlands, Leases and Interests for Oil and Gas; and

WHEREAS, the parties hereto have executed this agreement for the purpose of imparting notice to all persons of the rights and obligations of the parties under the Operating Agreement and for the further purpose of perfecting those rights capable of perfection.

NOW, THEREFORE, in consideration of the mutual rights and obligations of the parties hereto, it is agreed as follows:

1. This agreement supplements the Operating Agreement, which Agreement in its entirety is incorporated herein by reference, and all terms used herein shall have the meaning ascribed to them in the Operating Agreement.

2.   The parties do hereby agree that:

A. The Oil and Gas Leases and/or Oil and Gas Interests of the parties comprising the Contract Area shall be subject to and burdened with the terms and provisions of this agreement and the Operating Agreement, and the parties do hereby commit such Leases and Interests to the performance thereof.

B. The exploration and development of the Contract Area for Oil and Gas shall be governed by the terms and provisions of the Operating Agreement, as supplemented by this agreement.

C. All costs and liabilities incurred in operations under this agreement and the Operating Agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties hereto, as provided in the Operating Agreement.

D. Regardless of the record title ownership to the Oil and Gas Leases and/or Oil and Gas Interests identified on Exhibit A, all production of Oil and Gas from the Contract Area shall be owned by the parties as provided in the
Operating Agreement; provided nothing contained in this agreement shall be deemed an assignment or cross-assignment of interests covered hereby.

E. Each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area as provided in the Operating Agreement.

F. An overriding royalty, production payment, net profits interest or other burden payable out of production hereafter created, assignments of production given as security for the payment of money and those overriding royalties, production payments and other burdens payable out of production heretofore created and defined as Subsequently Created Interests in the Operating Agreement shall be (i) borne solely by the party whose interest is burdened therewith, (ii) subject to suspension if a party is required to assign or relinquish to another party an interest which is subject to such burden, and (iii) subject to the lien and security interest hereinafter provided if the party subject to such burden fails to pay its share of expenses chargeable hereunder and under the Operating Agreement, all upon the terms and provisions and in the times and manner provided by the Operating Agreement.

G. The Oil and Gas Leases and/or Oil and Gas Interests which are subject hereto may not be assigned or transferred except in accordance with those terms, provisions and restrictions in the Operating Agreement regulating such transfers. This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, devisees, legal representatives, and assigns, and the terms hereof shall be deemed to run with the leases or interests included within the lease Contract Area.

H. The parties shall have the right to acquire an interest in renewal, extension and replacement leases, leases proposed to be surrendered, wells proposed to be abandoned, and interests to be relinquished as a result of non- participation in subsequent operations, all in accordance with the terms and provisions of the Operating Agreement.

I. The rights and obligations of the parties and the adjustment of interests among them in the event of a failure or loss of title, each partys right to propose operations, obligations with respect to participation in operations on the Contract Area and the consequences of a failure to participate in operations, the rights and obligations of the parties regarding the marketing of production, and the rights and remedies of the parties for failure to comply with financial obligations shall be as provided in the Operating Agreement.

J. Each partys interest under this agreement and under the Operating Agreement shall be subject to relinquishment for its failure to participate in subsequent operations and each partys share of production and costs shall be reallocated on the basis of such relinquishment, all upon the terms and provisions provided in the Operating Agreement.

K. All other matters with respect to exploration and development of the Contract Area and the ownership and transfer of the Oil and Gas Leases and/or Oil and Gas Interest therein shall be governed by the terms and provisions of the Operating Agreement.

3. The parties hereby grant reciprocal liens and security interests as follows:

A. Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement and the Operating Agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid under this agreement and the Operating Agreement, the assignment or relinquishment of interest in Oil and Gas
Leases as required under this agreement and the Operating Agreement, and the proper performance of operations under

1

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

this agreement and the Operating Agreement. Such lien and security interest granted by each party hereto shall include such partys leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement and the Operating Agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from the sale of production at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

B. Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement and the Operating Agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement and the Operating Agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by the Operating Agreement and this instrument as to all obligations attributable to such interest under this agreement and the Operating Agreement whether or not such obligations arise before or after such interest is acquired.

C. To the extent that the parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interest or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting partys share of Oil and Gas until the amount owed by such party, plus interest, has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party's share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

D. If any party fails to pay its share of expenses within one hundred-twenty (120) days after rendition of a statement therefor by Operator the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in this paragraph 3 and in the Operating Agreement, and each paying party may independently pursue any remedy available under the Operating Agreement or otherwise.

E. If any party does not perform all of its obligations under this agreement or the Operating Agreement, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement or the Operating Agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder or under the Operating Agreement, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

F. The lien and security interest granted in this paragraph 3 supplements identical rights granted under the Operating Agreement.

G. To the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics or materialmens lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due under this agreement and the Operating Agreement for services performed or materials supplied by Operator.

H. The above described security will be financed at the wellhead of the well or wells located on the Contract Area and this Recording Supplement may be filed in the land records in the County or Parish in which the Contract Area is located, and as a financing statement in all recording offices required under the Uniform Commercial Code or other applicable state statutes to perfect the above-described security interest, and any party hereto may file a continuation statement as necessary under the Uniform Commercial Code, or other state laws.

4. This agreement shall be effective as of the date of the Operating Agreement as above recited. Upon termination of this agreement and the Operating Agreement and the satisfaction of all obligations thereunder, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operators interest, upon the request of Operator, if Operator has complied with all of its financial obligations.

5. This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns. No sale, encumbrance, transfer or other disposition shall be made by any party of any interest in the Leases or Interests subject hereto except as expressly permitted under the Operating Agreement and, if permitted, shall be made expressly subject to this agreement and the Operating Agreement and without prejudice to the rights of the other parties. If the transfer is permitted, the assignee of an ownership interest in any Oil and Gas Lease shall be deemed a party to this agreement and the Operating Agreement as to the interest assigned from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party under this agreement or the Operating Agreement with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted under this agreement and the Operating Agreement in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. of the Operating Agreement and hereby shall continue to burden the interest transferred to secure payment of any such obligations.

6. In the event of a conflict between the terms and provisions of this agreement and the terms and provisions of the Operating Agreement, then, as between the parties, the terms and provisions of the Operating Agreement shall control.

2

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

7. This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit A as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. In the event that any provision herein is illegal or unenforceable, the remaining provisions shall not be affected, and shall be enforced as if the illegal or unenforceable provision did not appear herein.

8. Other provisions.

ESENJAY OPERATING, INC.  , who has prepared and circulated this form for execution, represents and warrants that the form was printed from and, with the exception(s) listed below, is identical to the AAPL Form 610RS-1989 Model Form Recording Supplement to Operating Agreement and Financing Statement, as  published in computerized form by Forms On-A-Disk, Inc. No changes, alterations, or modifications, other than those made by strikethrough and/or insertion and that are clearly recognizable as changes in Articles , have been made to the form.

3

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

IN WITNESS WHEREOF, this agreement shall be effective as of the___________day of ___________, 2011.

ATTEST OR WITNESS:		OPERATOR

CONDOR ENERGY TECHNOLOGY LLC

By

Name
Title
Date

NON-OPERATORS
PACIFIC ENERGY DEVELOPMENT CORP.

By

Frank C. Ingriselli
Title President and Chief Executive Officer
Date

ESENJAY OIL & GAS, LTD. By Esenjay Petroleum Corporation Its General Partner

By

Linda D. Schibi
Title Vice President Land
Date

WINN EXPLORATION CO., INC.

By

Michael W. Calley
Title Vice-President
Date

CRAIN ENERGY, LTD.
By

Darren T.Groce
Title Interim President
Date

LACY PROPERTIES, LTD.

By

Darren T.Groce
Title Interim President
Date

4

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

EVOLUTION OIL & GAS

By

Herb Rohloff
Title President
Date

5

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ACKNOWLEDGMENTS

State of	)
)ss.
County of	)

The foregoing instrument was acknowledged before me this ___________day of _________ , 2011, by_______________________ , _____________________ of Condor Energy Technology LLC, a Nevada limited liability company, on behalf of the company.

(Seal, if any)
Title (and Rank)
My commission expires:

State of	)
)ss.
County of	)

The foregoing instrument was acknowledged before me this ___________day of _____________, 2011, by Frank C. Ingriselli, President and Chief Executive Officer of Pacific Energy Development Corp., a Nevada corporation, on behalf of the corporation.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Nueces	)

The foregoing instrument was acknowledged before me this ______________day of _____________ , 2011, by Linda D. Schibi, Vice President, Land, of Esenjay Petroleum Corporation, General Partner on behalf of Esenjay Oil & Gas, Ltd. a Texas limited partnership.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Nueces	)

The foregoing instrument was acknowledged before me this____________day of_____________, 2011, by Michael W. Calley, Vice President of Winn Exploration Co., Inc.,  a Texas corporation, on behalf of the corporation.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Gregg	)

The foregoing instrument was acknowledged before me this_____________day of__________ , 2011, by Darren T. Groce, Interim President of Crain Oil & Gas, LLC, General Partner on behalf of Crain Energy, Ltd., a Texas limited partnership.

(Seal, if any)
Title (and Rank)
My commission expires:

State of Texas	)
)ss.
County of Gregg	)

The foregoing instrument was acknowledged before me this  _______________day of__________  , 2011, by Darren T. Groce, Interim President of Lacy Property Management, Inc., General Partner on behalf of Lacy Properties,  Ltd., a Texas limited partnership.

(Seal, if any)
Title (and Rank)
My commission expires:

6

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

State of Texas	)
)ss.
County of Harris	)

The foregoing instrument was acknowledged before me this____________day of__________, 2011, by Herb Rohloff, President of Evolution Oil & Gas, a Texas corporation, on behalf of the corporation.

(Seal, if any)
Title (and Rank)
My commission expires:

7